UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Bruce G. Leto, Esq. Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 260 Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		312-525-7100

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2019

Item 1.  Reports to Stockholders.

(a) Copy of the report transmitted to shareholders:

(b) Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

The UBS Funds

Annual Report | June 30, 2019

President's letter

August 14, 2019

Dear Shareholder,

The last time we wrote to you, markets were in the red—almost all asset classes had posted significant losses in the fourth quarter of 2018 amid a significant spike in volatility—and there seemed to be "nowhere to hide."

While the volatility has continued, in the six months ending June 30, 2019, the tide has certainly turned. In the first half of 2019 despite some ups and downs, markets have been very robust, with some hitting new record highs. There was a very different market mindset on the Federal Reserve and interest rates.

Whereas at the end of 2018, with the Fed on a "pause" in a hiking cycle and officials making comments suggesting there could be another hike, in the first half of this year, after the market rout and renewed fears about the escalation of a trade war slowing global growth, Fed officials sent a very different message. In fact, Fed officials began suggesting their next move could be a rate cut, and markets recovered aggressively in the first three months of the year. While there were gyrations in the second quarter, markets generally held up, and we ended the six month period with most markets holding onto solid gains.

In the US the S&P 500 hit repeated record highs, threatening to break over 3,000 for the first time in history, and the yield curve continued to flatten, with investors getting more compensation to own a three-month Treasury-bill than a five-year Treasury note. However, continued uncertainty about global economic events, and a US economic recovery that is extremely long in tooth, left many still wondering about what is next to come.

This is an important reminder to not forget the importance of diversification—not only within a fund but across an overall fund allocation. Spreading risk exposures across a range of asset classes and investment styles remains paramount.

With a natural home bias, there is a gap in many American investors' overall investment Allocations—for example, many US investors have not looked to emerging markets (EM) when considering their overall asset allocation strategy. However, EM countries and companies may pose the largest potential for growth over the coming years. That is one of the reasons we launched the UBS Emerging Markets Equity Opportunity Fund. With a seasoned EM portfolio management and research team, and a long history of EM investing, we believe UBS Asset Management is in a good position to help investors to harness this important potential growth opportunity.

With the potential for continued volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and the potential for downside protection takes on a new dimension. At UBS Asset Management, our teams have distinct viewpoints and philosophies, but they all share one goal—to provide you with access to a broad range of investment solutions.

We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

As always, we thank you for being a part of the UBS family of funds.

President's letter

Sincerely,

Igor Lasun
President
The UBS Funds
Executive Director
UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of August 14, 2019. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

Headwinds for global growth

Shortly after the reporting period ended, the US economy reached a new record for the longest expansion on record, exceeding the previous mark of 120 months.1 However, trade conflicts, less robust manufacturing activity and several other factors have led to moderating global growth. Looking back, the US Commerce Department reported that gross domestic product (GDP) grew at 3.4% and 2.2% seasonally adjusted annualized rates during the third and fourth quarters of 2018, respectively. GDP growth then bounced back to 3.1% during the first quarter of 2019. Finally, the US Commerce Department's initial estimate for second quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

Headwinds facing the economy were acknowledged by the US Federal Reserve Board (the Fed). After raising interest rates four times in 2018, in January 2019 the Fed started to reverse course, saying it would pause from additional rate hikes as it monitored incoming economic data. At its meeting that concluded on March 20, 2019, most Federal Open Market Committee (FOMC)2 members indicated that they did not feel additional rate hikes would be needed in 2019. Finally, after its June 2019 meeting, Fed Chair Jerome Powell said, "The case for somewhat more accommodative policy has strengthened", and the market anticipates one or two rate cuts by the end of the year.

From a global perspective, in its April 2019 World Economic Outlook, the International Monetary Fund (IMF) said: "Trade tensions increasingly took a toll on business confidence and, so, financial market sentiment worsened, with financial conditions tightening for vulnerable emerging markets in the spring of 2018 and then in advanced economies later in the year, weighing on global demand. Conditions have eased in 2019 as the U.S. Federal Reserve signaled a more accommodative monetary policy stance and markets became more optimistic about a U.S.—China trade deal, but they remain slightly more restrictive than in the fall of 2018." From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.3%, versus 1.8% in 2018. Japan's economy is expected to expand 1.0% in 2019, compared to 0.8% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.4% in 2019, versus 4.5% in 2018.

Global equities generate mixed results

The global equity market generated mixed results during the reporting period. US equities experienced several setbacks, but they proved to be only temporary in nature, as the market reached several new all-time record highs. Supporting the market were corporate profits that often exceeded expectations, hopes for a resolution in the US and China trade war, and the Fed's indication that it was poised to lower interest rates to support the economy. All told, the S&P 500 Index3 gained 10.42% during the 12 months ended June 30, 2019. Returns were weaker outside the US, as slower growth, political issues and concerns over trade disputes negatively impacted investor sentiment. International developed equities, as measured by the MSCI EAFE Index (net),4 returned 1.08% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 1.21%.

1  Source: The National Bureau of Economic Research, 7/19

2  The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market produces solid results

The global fixed income market posted solid results during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). Periods of investor risk aversion, the Fed's monetary policy reversal and modest inflation helped to push yields lower. For the 12-month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.85% to 2.00%. Government bond yields outside the US also generally moved lower, as the European Central Bank, the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index,6 returned 7.87% for the 12 months ended June 30, 2019. Returns of riskier fixed income securities were also positive. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 returned 7.60% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 gained 11.32%.

6  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the twelve months ended June 30, 2019, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 0.60% (Class A shares returned -4.92% after the deduction of the maximum sales charge), while Class P shares returned 0.83%. For purposes of comparison, the ICE BofAML US Treasury 1-5 Year Index returned 4.89% during the same time period, the MSCI World Index (net) returned 6.33%, and the FTSE One-Month US Treasury Bill Index returned 2.28%. (Class P shares have lower expenses than the other share class of the Fund.)

Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Market allocation decisions generally detracted from performance. However, active currency allocation decisions were additive and helped offset some of the negative contribution from market allocation.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

–  Certain market allocations were positive for returns.

  – A long exposure to local currency emerging market (EM) debt was beneficial. Spreads on local currency EM debt relative to US Treasuries widened substantially in 2018 in the face of higher geopolitical risks, a strengthening US dollar and higher US dollar funding rates. However, in 2019 local currency EM debt has rallied along with US Treasuries, delivering strong results.

  – Long exposure to high yield credit contributed to performance. High yield has benefited from the rally seen across risk assets from the fourth quarter 2018 lows and historically low default rates.

–  Overall, active currency positions added to results during the period.

  – A long Mexican peso versus US dollar position contributed to results, supported by tailwinds such as valuation and carry, as it relates to currency investing, which is the profit or loss that can be made from interest rate differentials in two countries.

  – A long Japanese yen versus South Korean won position was additive over the period given the yen's safe haven nature and the won's susceptibility to global trade uncertainty.

  – A short Chilean peso position added to results as the US dollar strengthened. This position was closed at the end of August 2018 on the back of positive performance and more normalized valuations.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

What didn't work:

–  Overall, market allocation detracted from results.

  – The Fund's preference for ex-US equities (developed & emerging markets/emerging market minimum volatility) over US equities negatively impacted performance. Rising trade tensions between the US and China, negative European political developments and slower global growth had a larger negative impact on ex-US equities over the reporting period. Additionally, US equities had the strongest rally from the fourth quarter 2018 lows witnessed across global equity markets.

  – Performance was negatively impacted by a few equity relative value trades during the reporting period, including long China H shares versus Taiwanese equities, long Japanese versus French equities (TOPIX versus CAC 40), and long European bank stocks versus European stocks (which we closed in June of 2019).

  – Within fixed income, short positions in government bonds, specifically US Treasuries, weighed on performance as yields have decreased. First, government bonds rallied in the fourth quarter of 2018 as investors flocked into safe haven assets. Then, lower US interest rate expectations throughout 2019 and more dovish central banks around the world put downward pressure on yields.

–  Certain currency positions did detract:

  – The largest detractor during the reporting period was our long Turkish lira versus US dollar position, which was closed in mid-August 2018. The underperformance of the Turkish lira versus the US dollar was primarily driven by Turkey's current deficit and runaway inflation problem, coupled with political risks and sanctions from the US government.

  – A long Colombian peso position versus the US dollar detracted from results due to tighter US monetary policy and the peso's sensitivity to falling oil prices. This position was closed in mid-August 2018.

  – Long positions in certain European currencies, such as the Swedish krona and Norwegian krone also weighed on performance as they depreciated relative to the US dollar.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.60%	(0.99)%	3.31%
Class P2	0.83	(0.71)	3.59
After deducting maximum sales charge
Class A1	(4.92)%	(2.10)%	2.73%
ICE BofAML US Treasury 1-5 Year Index[3]	4.89	1.54	1.73
MSCI World Index (net)[4]	6.33	6.60	10.72
FTSE One-Month US Treasury Bill Index[5]	2.28	0.81	0.44

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectus(es) were as follows: Class A—1.71% and 1.37%; Class P—1.45% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2019, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofAML US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depicts the performance of UBS Dynamic Alpha Fund Class A and Class P shares versus the ICE BofAML US Treasury 1-5 Year Index, the MSCI World Index (net) and the FTSE One-Month US Treasury Bill Index over the 10 years ended June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Dynamic Alpha Fund Class A vs. ICE BofAML US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2009 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS Dynamic Alpha Fund Class P vs. ICE BofAML US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2009 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
JPMorgan Chase & Co. 3.200%, due 01/25/23	0.6%
Cooperatieve Rabobank UA 5.500%, due 06/29/20	0.6
Mirvac Group Finance Ltd., EMTN 3.625%, due 03/18/27	0.5
Bank of America Corp., MTN 3.875%, due 08/01/25	0.5
Telefonica Emisiones SA 5.520%, due 03/01/49	0.5
Tesco Property Finance 4 PLC 5.801%, due 10/13/40	0.5
Lloyds Banking Group PLC 3.574%, due 11/07/28	0.4
Mylan N.V. 3.125%, due 11/22/28	0.4
AA Bond Co. Ltd., EMTN 2.875%, due 01/31/22	0.4
Royal Bank of Scotland Group PLC 4.519%, due 06/25/24	0.4
Total	4.8%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	71.6%
United Kingdom	5.2
France	3.2
Netherlands	2.9
Australia	1.7
Total	84.6%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Industry diversification—June 30, 2019 (unaudited)1,2

Corporate bonds	Percentage of net assets
Advertising	0.1%
Aerospace & defense	0.2
Agriculture	0.8
Airlines	0.2
Auto manufacturers	1.4
Banks	8.3
Beverages	0.3
Biotechnology	0.3
Chemicals	0.8
Commercial banks	1.4
Commercial services	0.5
Computers	0.3
Construction materials	0.2
Diversified financial services	0.6
Electric	3.1
Engineering & construction	0.4
Food	0.6
Gas	1.4
Healthcare-products	0.1
Healthcare-services	0.3
Household products/wares	0.1
Insurance	3.5
Internet	0.3
Investment company security	0.4
IT services	0.1
Machinery-constr & mining	0.1
Media	1.4
Mining	0.4
Miscellaneous manufacturers	0.6
Oil & gas	1.4
Oil & gas services	0.1
Pharmaceuticals	1.7
Pipelines	1.4
Real estate	2.0
Real estate investment trusts	0.9
Retail	0.2
Savings & loans	0.2
Semiconductors	0.2
Software	0.3
Telecommunications	1.8
Transportation	0.4
Water	1.3
Total corporate bonds	40.1%
	Percentage of net assets
Collateralized mortgage obligation	0.0	%†
Collateralized debt obligation	0.0	†
Non-US government obligation	0.2
Exchange traded funds	8.9
Short-term investments	40.4
Investment of cash collateral from securities loaned	5.0
Swaptions purchased	0.0	†
Total investments	94.6%
Other assets in excess of liabilities	5.4
Net assets	100.0%

†  Amount represents less than 0.05%

1  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

	Face amount[1]		Value
Corporate bonds: 40.1%
Australia: 1.7%
APT Pipelines Ltd. 4.200%, due 03/23/25[2]		20,000	$20,969
Commonwealth Bank of Australia, EMTN (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2]	EUR	100,000	116,130
Mirvac Group Finance Ltd., EMTN 3.625%, due 03/18/27[2]		270,000	269,623
Origin Energy Finance Ltd. 5.450%, due 10/14/21[2]		50,000	52,865
Scentre Group Trust 1 2.375%, due 04/28/21[2]		50,000	49,821
SGSP Australia Assets Pty. Ltd., EMTN 3.250%, due 07/29/26[2]		200,000	202,168
Telstra Corp. Ltd. 4.800%, due 10/12/21[2]		30,000	31,551
Westpac Banking Corp. 2.800%, due 01/11/22		20,000	20,259
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[3]		80,000	77,153
Total Australia corporate bonds			840,539
Belgium: 0.7%
AG Insurance SA (fixed, converts to FRN on 06/30/27), 3.500%, due 06/30/47[2]	EUR	100,000	122,380
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.650%, due 02/01/26		40,000	42,071
Anheuser-Busch InBev Worldwide, Inc. 4.150%, due 01/23/25[4]		30,000	32,466
4.750%, due 01/23/29		40,000	45,311
RESA SA 1.000%, due 07/22/26[2]	EUR	100,000	116,416
Total Belgium corporate bonds			358,644
Bermuda: 0.1%
XLIT Ltd. 5.250%, due 12/15/43		30,000	36,587
Brazil: 0.1%
Yamana Gold, Inc. 4.950%, due 07/15/24		50,000	52,798
Canada: 0.7%
Bell Canada, Inc., MTN 4.750%, due 09/29/44	CAD	10,000	8,694
Canadian Natural Resources Ltd. 2.950%, due 01/15/23		40,000	40,396
3.850%, due 06/01/27		40,000	41,530
Cenovus Energy, Inc. 4.250%, due 04/15/27[4]		40,000	41,365
Royal Bank of Canada 1.650%, due 07/15/21	CAD	100,000	75,961
Suncor Energy, Inc. 6.500%, due 06/15/38		50,000	66,948
	Face amount[1]		Value
TELUS Corp. 3.750%, due 01/17/25	CAD	30,000	$24,299
Toronto Dominion Bank/The 2.045%, due 03/08/21	CAD	70,000	53,570
Total Canada corporate bonds			352,763
China: 0.1%
Nexen, Inc. 6.400%, due 05/15/37		40,000	53,388
Czech Republic: 0.2%
NET4GAS sro, EMTN 2.500%, due 07/28/21[2]	EUR	100,000	118,714
Denmark: 0.5%
Ap Moller Maersk A/S, EMTN 1.750%, due 03/16/26[2]	EUR	100,000	116,413
Danske Bank A/S, EMTN 1.375%, due 05/24/22[2]	EUR	100,000	116,311
Orsted A/S (fixed, converts to FRN on 11/16/20), 3.000%, due 11/06/3015[2]	EUR	20,000	23,420
Total Denmark corporate bonds			256,144
France: 3.2%
AXA SA, EMTN (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2]	EUR	100,000	125,060
Banque Federative du Credit Mutuel SA, EMTN 3.000%, due 09/11/25[2]	EUR	100,000	127,981
BNP Paribas SA, EMTN 1.000%, due 04/17/24[2]	EUR	100,000	117,122
1.250%, due 03/19/25[2]	EUR	100,000	118,030
BPCE SA, EMTN 1.375%, due 03/23/26[2]	EUR	100,000	118,726
Credit Agricole SA, EMTN 1.375%, due 03/13/25[2]	EUR	100,000	119,166
Credit Logement SA 3 mo. Euribor + 1.150%, 0.839%, due 09/16/19[2,3,5]	EUR	100,000	91,210
Electricite de France SA (fixed, converts to FRN on 01/22/24), 5.625%, due 01/22/24[2,3]		100,000	102,750
Engie SA (fixed, converts to FRN on 07/10/21), 4.750%, due 07/10/21[2,3]	EUR	100,000	124,160
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,3]		200,000	184,300
TDF Infrastructure SAS 2.875%, due 10/19/22[2]	EUR	100,000	120,687
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	124,281
Unibail-Rodamco SE (fixed, converts to FRN on 01/25/26), 2.875%, due 01/25/26[2,3]	EUR	100,000	116,991
Total France corporate bonds			1,590,464

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

	Face amount[1]		Value
Corporate bonds—(Continued)
Germany: 0.7%
Henkel AG & Co. KGaA, EMTN 1.500%, due 09/13/19[2]		60,000	$59,856
Volkswagen International Finance N.V. 1.125%, due 10/02/23[2]	EUR	100,000	115,893
Series NC6, (fixed, converts to FRN on 06/27/24), 3.375%, due 06/27/24[2,3]	EUR	100,000	117,028
Volkswagen Leasing GmbH, EMTN 1.000%, due 02/16/23[2]	EUR	20,000	23,114
1.625%, due 08/15/25[2]	EUR	40,000	46,879
Total Germany corporate bonds			362,770
Guernsey: 0.3%
Globalworth Real Estate Investments Ltd., EMTN 3.000%, due 03/29/25[2]	EUR	100,000	120,505
Israel: 0.3%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21		20,000	19,135
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[2,4]	EUR	100,000	94,129
Teva Pharmaceutical Finance Netherlands III BV 2.800%, due 07/21/23		40,000	34,394
Total Israel corporate bonds			147,658
Italy: 0.9%
Buzzi Unicem SpA 2.125%, due 04/28/23[2]	EUR	100,000	117,974
CDP Reti SpA 1.875%, due 05/29/22[2]	EUR	155,000	178,645
Italgas SpA, EMTN 1.625%, due 01/19/27[2]	EUR	100,000	120,673
Total Italy corporate bonds			417,292
Japan: 0.1%
Mitsubishi UFJ Financial Group, Inc. 2.665%, due 07/25/22		30,000	30,083
Jersey: 0.5%
AA Bond Co. Ltd., EMTN 2.875%, due 01/31/22[2]	GBP	174,000	210,228
HSBC Bank Capital Funding Sterling 2 LP (fixed, converts to FRN on 04/07/20), 5.862%, due 04/07/20[3]	GBP	20,000	26,097
Total Jersey corporate bonds			236,325
Luxembourg: 0.7%
ADO Properties SA 1.500%, due 07/26/24[2]	EUR	100,000	111,633
Allergan Funding SCS 2.125%, due 06/01/29	EUR	100,000	119,829
Dream Global Funding I SARL 1.375%, due 12/21/21[2]	EUR	100,000	115,692
Total Luxembourg corporate bonds			347,154
	Face amount[1]		Value
Mexico: 1.1%
Mexichem SAB de CV 5.500%, due 01/15/48[6]		200,000	$199,300
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	198,937
Petroleos Mexicanos 5.500%, due 02/24/25[2]	EUR	20,000	24,348
Petroleos Mexicanos, EMTN 3.750%, due 02/21/24[2]	EUR	100,000	112,985
Total Mexico corporate bonds			535,570
Netherlands: 2.9%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,3]	EUR	100,000	129,061
ATF Netherlands BV (fixed, converts to FRN on 01/20/23), 3.750%, due 01/20/23[2,3]	EUR	100,000	118,551
Cooperatieve Rabobank UA (fixed, converts to FRN on 06/29/20), 5.500%, due 06/29/20[2,3]	EUR	250,000	295,646
Iberdrola International BV, EMTN (fixed, converts to FRN on 12/26/23), 2.625%, due 12/26/23[2,3]	EUR	100,000	119,196
ING Groep N.V., EMTN 1.125%, due 02/14/25[2]	EUR	100,000	117,555
Mylan N.V. 3.125%, due 11/22/28[2]	EUR	180,000	211,487
Redexis Gas Finance BV, EMTN 1.875%, due 04/27/27[2]	EUR	100,000	114,294
Shell International Finance BV 4.375%, due 05/11/45		40,000	46,069
Volkswagen International Finance N.V. 4.125%, due 11/16/38[2]	EUR	100,000	138,294
Vonovia Finance BV (fixed, converts to FRN on 12/17/21), 4.000%, due 12/17/21[2,3]	EUR	100,000	121,528
Total Netherlands corporate bonds			1,411,681
Poland: 0.2%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	116,569
Portugal: 0.2%
Galp Gas Natural Distribuicao SA, EMTN 1.375%, due 09/19/23[2]	EUR	100,000	118,244
Singapore: 0.4%
DBS Group Holdings Ltd., GMTN (fixed, converts to FRN on 09/07/21), 3.600%, due 09/07/21[2,3]		200,000	199,200
Spain: 1.6%
Banco Santander SA 3.250%, due 04/04/26[2]	EUR	100,000	128,275
Banco Santander SA, EMTN 4.000%, due 01/19/23[2]	AUD	200,000	146,354

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

	Face amount[1]		Value
Corporate bonds—(Continued)
Spain—(Concluded)
Canal de Isabel II Gestion SA, EMTN 1.680%, due 02/26/25[2]	EUR	100,000	$118,323
FCC Aqualia SA 1.413%, due 06/08/22[2]	EUR	150,000	175,302
Telefonica Emisiones SA 5.520%, due 03/01/49		200,000	231,356
Total Spain corporate bonds			799,610
Sweden: 0.2%
Akelius Residential Property AB, EMTN 1.750%, due 02/07/25[2]	EUR	100,000	118,709
Switzerland: 0.2%
ABB Finance USA, Inc. 2.875%, due 05/08/22		40,000	40,663
Glencore Funding LLC 4.125%, due 05/30/23[6]		50,000	51,984
Total Switzerland corporate bonds			92,647
United Kingdom: 5.2%
Anglian Water Services Financing PLC, EMTN 4.500%, due 02/22/26[2]	GBP	100,000	139,206
Barclays Bank PLC 9.500%, due 08/07/21[2]	GBP	40,000	58,580
Barclays PLC (fixed, converts to FRN on 10/06/22), 2.375%, due 10/06/23[2]	GBP	100,000	127,061
Barclays PLC, EMTN (fixed, converts to FRN on 11/11/20), 2.625%, due 11/11/25[2]	EUR	100,000	115,162
BAT Capital Corp. 3.557%, due 08/15/27		40,000	39,803
BAT International Finance PLC, EMTN 0.875%, due 10/13/23[2]	EUR	100,000	115,026
BUPA Finance PLC (fixed, converts to FRN on 09/16/20), 6.125%, due 09/16/20[3]	GBP	20,000	26,572
Diageo Capital PLC 3.875%, due 04/29/43		30,000	32,192
HSBC Holdings PLC 5.100%, due 04/05/21		60,000	62,688
Lloyds Banking Group PLC (fixed, converts to FRN on 11/07/27), 3.574%, due 11/07/28		220,000	219,883
Nationwide Building Society, EMTN (fixed, converts to FRN on 07/25/24), 2.000%, due 07/25/29[2]	EUR	100,000	113,873
Phoenix Group Holdings PLC, EMTN 4.125%, due 07/20/22[2]	GBP	150,000	197,967
Prudential PLC 5.625%, due 10/20/51	GBP	100,000	139,683
Prudential PLC, EMTN (fixed, converts to FRN on 07/20/35), 5.000%, due 07/20/55[2]	GBP	100,000	135,375
	Face amount[1]		Value
Reynolds American, Inc. 4.450%, due 06/12/25		30,000	$31,795
5.700%, due 08/15/35		10,000	10,981
Royal Bank of Scotland Group PLC 6.100%, due 06/10/23		40,000	43,409
(fixed, converts to FRN on 06/25/23), 4.519%, due 06/25/24		200,000	208,226
SSE PLC (fixed, converts to FRN on 09/10/20), 3.875%, due 09/10/20[2,3]	GBP	100,000	128,611
Tesco Property Finance 4 PLC 5.801%, due 10/13/40[2]	GBP	136,694	228,874
Thames Water Utilities Finance PLC, EMTN 5.125%, due 09/28/37[2]	GBP	50,000	82,577
Virgin Money Holdings UK PLC, GMTN (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2]	GBP	100,000	127,906
Vodafone Group PLC 4.375%, due 02/19/43		15,000	14,726
WPP Finance 2010 3.750%, due 09/19/24		30,000	31,043
Yorkshire Water Finance PLC, EMTN (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2]	GBP	100,000	131,723
Total United Kingdom corporate bonds			2,562,942
United States: 17.3%
Abbott Laboratories 3.750%, due 11/30/26		20,000	21,615
4.900%, due 11/30/46		40,000	49,270
AbbVie, Inc. 4.250%, due 11/14/28		40,000	42,721
4.400%, due 11/06/42[4]		30,000	29,678
4.875%, due 11/14/48		40,000	42,081
Albemarle Corp. 5.450%, due 12/01/44		50,000	53,616
Allergan Funding SCS 3.450%, due 03/15/22		30,000	30,621
4.750%, due 03/15/45		20,000	20,522
Alphabet, Inc. 1.998%, due 08/15/26		70,000	68,246
Altria Group, Inc. 4.250%, due 08/09/42		100,000	92,323
4.400%, due 02/14/26		30,000	32,069
5.950%, due 02/14/49		40,000	45,490
Amazon.com, Inc. 2.800%, due 08/22/24		80,000	82,344
American Airlines Pass-Through Trust 4.375%, due 10/01/22		54,648	55,785
American Express Co. 3.400%, due 02/27/23		70,000	72,440
Amgen, Inc. 4.400%, due 05/01/45		30,000	31,899
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 4.250%, due 12/01/27		30,000	31,675

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

	Face amount[1]		Value
Corporate bonds—(Continued)
United States—(Continued)
Apache Corp. 4.250%, due 01/15/44		70,000	$63,259
Apple, Inc. 3.850%, due 08/04/46		50,000	53,225
AT&T, Inc. 3.000%, due 02/15/22		50,000	50,784
4.350%, due 03/01/29		80,000	85,823
4.750%, due 05/15/46		80,000	84,108
5.550%, due 08/15/41		60,000	69,188
Baltimore Gas & Electric Co. 3.500%, due 08/15/46		40,000	39,632
Bank of America Corp., MTN 3.875%, due 08/01/25		250,000	267,412
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, due 01/15/24		80,000	80,812
Burlington Northern Santa Fe LLC 5.400%, due 06/01/41		30,000	37,908
Capital One Financial Corp. 3.200%, due 02/05/25		70,000	71,339
Celgene Corp. 3.875%, due 08/15/25		70,000	74,986
CF Industries, Inc. 5.150%, due 03/15/34		30,000	29,250
Charter Communications Operating LLC/Charter Communications Operating Capital 4.500%, due 02/01/24		60,000	63,862
5.375%, due 05/01/47		20,000	21,044
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[6]		120,000	122,500
Chubb INA Holdings, Inc. 2.500%, due 03/15/38	EUR	100,000	129,955
Cigna Corp. 3.400%, due 09/17/21[6]		30,000	30,575
4.375%, due 10/15/28[6]		50,000	53,924
4.900%, due 12/15/48[6]		30,000	32,624
Citigroup, Inc. 3.875%, due 10/25/23		150,000	158,574
4.600%, due 03/09/26		30,000	32,447
4.650%, due 07/23/48		80,000	93,028
Comcast Corp. 3.950%, due 10/15/25		50,000	53,912
4.150%, due 10/15/28		20,000	22,044
4.700%, due 10/15/48		20,000	23,437
4.750%, due 03/01/44		20,000	23,299
4.950%, due 10/15/58		20,000	24,376
Conagra Brands, Inc. 3.800%, due 10/22/21		20,000	20,549
4.600%, due 11/01/25		30,000	32,639
5.400%, due 11/01/48		40,000	43,852
Consumers Energy Co. 3.250%, due 08/15/46		10,000	9,553
CVS Health Corp. 3.350%, due 03/09/21		40,000	40,541
	Face amount[1]		Value
4.300%, due 03/25/28		40,000	$42,157
5.050%, due 03/25/48		40,000	42,543
5.125%, due 07/20/45		40,000	42,658
Dell International LLC/EMC Corp. 5.300%, due 10/01/29[6]		70,000	73,669
8.350%, due 07/15/46[6]		80,000	101,096
Dominion Energy, Inc., Series D, 2.850%, due 08/15/26		30,000	29,740
DTE Energy Co. 6.375%, due 04/15/33		20,000	25,720
Duke Energy Carolinas LLC 4.000%, due 09/30/42		40,000	42,902
Eaton Corp. 4.150%, due 11/02/42		30,000	31,690
Enable Midstream Partners LP 3.900%, due 05/15/24[7]		30,000	30,384
Energy Transfer Operating LP 4.500%, due 04/15/24		40,000	42,545
6.000%, due 06/15/48		50,000	57,013
6.050%, due 06/01/41		50,000	55,933
EnLink Midstream Partners LP 4.400%, due 04/01/24		40,000	40,449
Enterprise Products Operating LLC 4.850%, due 03/15/44		30,000	33,168
ERAC USA Finance LLC 5.625%, due 03/15/42[6]		40,000	48,295
Exelon Corp. 3.400%, due 04/15/26		20,000	20,527
FedEx Corp. 4.550%, due 04/01/46		20,000	20,607
Ford Motor Credit Co. LLC, EMTN 3.021%, due 03/06/24	EUR	100,000	120,433
Freeport-McMoRan, Inc. 3.875%, due 03/15/23		70,000	70,000
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35		200,000	197,232
General Electric Co. 2.125%, due 05/17/37	EUR	100,000	107,017
4.125%, due 10/09/42		30,000	27,603
General Electric Co., GMTN 3.150%, due 09/07/22		30,000	30,384
General Electric Co., MTN 4.375%, due 09/16/20		30,000	30,645
General Motors Financial Co., Inc. 3.200%, due 07/06/21		50,000	50,425
4.350%, due 04/09/25		90,000	92,843
Gilead Sciences, Inc. 4.750%, due 03/01/46		30,000	34,046
4.800%, due 04/01/44		20,000	22,766
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45		40,000	45,712
Goldman Sachs Group, Inc./The, EMTN 1.625%, due 07/27/26[2]	EUR	60,000	72,260
2.000%, due 07/27/23[2]	EUR	140,000	169,914

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

	Face amount[1]		Value
Corporate bonds—(Continued)
United States—(Continued)
2.000%, due 11/01/28[2]	EUR	40,000	$49,262
Hartford Financial Services Group, Inc./The 4.300%, due 04/15/43		40,000	42,248
4.400%, due 03/15/48		40,000	43,560
HCP, Inc. 3.875%, due 08/15/24		40,000	41,916
Home Depot, Inc./The 4.875%, due 02/15/44		30,000	36,446
Illinois Tool Works, Inc. 2.650%, due 11/15/26		50,000	50,494
JPMorgan Chase & Co. 3.200%, due 01/25/23		300,000	307,735
3.625%, due 12/01/27		70,000	72,102
Kinder Morgan, Inc. 3.150%, due 01/15/23		40,000	40,675
5.625%, due 11/15/23[6]		40,000	44,276
Kraft Heinz Foods Co. 4.875%, due 02/15/25[6]		50,000	51,570
5.000%, due 06/04/42		50,000	51,317
Kroger Co./The 3.700%, due 08/01/27[4]		60,000	61,810
3.875%, due 10/15/46		20,000	17,946
4.650%, due 01/15/48		20,000	20,090
Liberty Mutual Group, Inc. 2.750%, due 05/04/26[2]	EUR	140,000	175,827
4.569%, due 02/01/29[6]		30,000	32,958
Lincoln National Corp. 3.800%, due 03/01/28		80,000	83,941
Lowe's Cos., Inc. 4.250%, due 09/15/44		40,000	40,575
Marathon Oil Corp. 3.850%, due 06/01/25		40,000	41,447
Merck & Co., Inc. 3.700%, due 02/10/45		20,000	21,130
Microsoft Corp. 2.400%, due 08/08/26		30,000	30,129
3.500%, due 11/15/42		20,000	20,829
3.700%, due 08/08/46		50,000	53,780
Monongahela Power Co. 5.400%, due 12/15/43[6]		30,000	37,674
Morgan Stanley 6.375%, due 07/24/42		20,000	27,984
Morgan Stanley, GMTN 2.500%, due 04/21/21		130,000	130,221
4.000%, due 07/23/25		50,000	53,524
4.350%, due 09/08/26		50,000	53,595
Motiva Enterprises LLC 6.850%, due 01/15/40[6]		30,000	36,387
MPLX LP 5.200%, due 03/01/47		40,000	43,344
National Rural Utilities Cooperative Finance Corp. 3.700%, due 03/15/29		20,000	21,543
	Face amount[1]		Value
NBCUniversal Media LLC 4.375%, due 04/01/21		70,000	$72,573
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28		40,000	43,054
7.000%, due 05/01/32		50,000	69,739
PacifiCorp 6.000%, due 01/15/39		40,000	53,620
Philip Morris International, Inc. 4.250%, due 11/10/44		30,000	31,422
Phillips 66 4.650%, due 11/15/34		30,000	33,368
Phillips 66 Partners LP 4.680%, due 02/15/45		10,000	10,340
PPL Capital Funding, Inc. 4.700%, due 06/01/43		70,000	74,278
QUALCOMM, Inc. 4.300%, due 05/20/47		30,000	31,486
Rowan Cos., Inc. 7.875%, due 08/01/19		30,000	30,000
Schlumberger Holdings Corp. 3.000%, due 12/21/20[6]		30,000	30,240
Sempra Energy 6.000%, due 10/15/39		40,000	48,477
Southern Co./The 3.250%, due 07/01/26		40,000	40,608
4.400%, due 07/01/46		20,000	21,119
Southwestern Electric Power Co. 6.200%, due 03/15/40		60,000	76,913
SunTrust Banks, Inc. 2.700%, due 01/27/22		50,000	50,350
Swiss Re Treasury US Corp. 4.250%, due 12/06/42[6]		30,000	32,493
Teachers Insurance & Annuity Association of America 4.900%, due 09/15/44[6]		30,000	35,067
Time Warner Cable LLC 4.500%, due 09/15/42		30,000	28,188
5.000%, due 02/01/20		50,000	50,656
TWDC Enterprises 18 Corp., MTN 1.850%, due 07/30/26		10,000	9,687
Union Pacific Corp. 4.050%, due 11/15/45		20,000	20,853
United Airlines Pass-Through Trust 3.650%, due 01/07/26		45,718	45,729
United Technologies Corp. 3.350%, due 08/16/21		30,000	30,659
3.950%, due 08/16/25		30,000	32,338
4.625%, due 11/16/48		20,000	23,305
Valero Energy Corp. 4.900%, due 03/15/45		55,000	60,535
Verizon Communications, Inc. 3.376%, due 02/15/25		30,000	31,305
3.875%, due 02/08/29		20,000	21,442
5.250%, due 03/16/37		20,000	23,902
5.500%, due 03/16/47		70,000	88,405
2.875%, due 01/15/38	EUR	100,000	135,098

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

	Face amount[1]		Value
Corporate bonds—(Concluded)
United States—(Concluded)
Virginia Electric & Power Co., Series C, 4.000%, due 11/15/46		30,000	$31,634
VMware, Inc. 3.900%, due 08/21/27		40,000	40,512
Walt Disney Co./The 6.200%, due 12/15/34[6]		120,000	162,589
Wells Fargo & Co. 2.100%, due 07/26/21		50,000	49,743
3.069%, due 01/24/23		60,000	60,911
Wells Fargo & Co., MTN 2.625%, due 07/22/22		70,000	70,532
Williams Cos., Inc./The 4.300%, due 03/04/24		40,000	42,468
4.550%, due 06/24/24		30,000	32,307
4.900%, due 01/15/45		20,000	21,063
Xcel Energy, Inc. 4.800%, due 09/15/41		80,000	86,817
Total United States corporate bonds			8,517,392
Total corporate bonds (cost $19,323,127)			19,794,392
Collateralized debt obligation: 0.0%†
Cayman Islands: 0.0%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[6,8] (cost $8,093,538)		8,000,000	0
Collateralized mortgage obligation: 0.0%†
United States: 0.0%†
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 4.623%, due 04/25/35[9] (cost $7,197)		54,222	691
Non-US government obligation: 0.2%
Italy: 0.2%
Italy Buoni Poliennali Del Tesoro 1.350%, due 04/15/22 (cost $77,980)	EUR	70,000	80,975
	Number of shares	Value
Exchange traded funds: 8.9%
iShares JP Morgan EM Local Currency Bond ETF	48,639	$2,249,068
Xtrackers Harvest CSI 300 China A-Shares ETF[4]	76,900	2,165,504
Total exchange traded funds (cost $4,157,800)		4,414,572
Short-term investments: 40.4%
Investment company: 4.1%
State Street Institutional U.S. Government Money Market Fund	2,046,829	2,046,829
	Face amount[1]
U.S. treasury obligations: 36.3%[10]
US Treasury Bills 3.183%, due 07/25/19	10,200,000	10,184,048
2.174%, due 11/14/19	7,800,000	7,737,383
Total U.S. treasury obligations (cost $17,921,431)		17,921,431
Total short-term investments (cost $19,968,260)		19,968,260
	Number of shares
Investment of cash collateral from securities loaned: 5.0%
Money market fund: 5.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $2,479,035)	2,479,035	2,479,035

	Number of contracts	Notional amount
Swaptions purchased: 0.0%†
Put swaptions: 0.0%†
CDX North American Investment Grade Series 32 Index strike, @ 0.700%, expires 07/17/19 (Counterparty: BOA) (cost $3,900)	2,000,000	USD	2,000,000	143
Total investments: 94.6% (cost $54,110,837)				46,738,068
Other assets in excess of liabilities: 5.4%				2,644,037
Net assets: 100.0%				$49,382,105

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
19	CAD	S&P TSX 60 Index Futures	September 2019	$2,809,876	$2,837,051	$27,175
1	EUR	DAX Index Futures	September 2019	343,917	352,160	8,243
18	EUR	EURO STOXX 50 Index Futures	September 2019	702,263	709,414	7,151
7	EUR	FTSE MIB Index Futures	September 2019	816,677	841,978	25,301
36	GBP	FTSE 250 Index Futures	September 2019	1,741,751	1,769,019	27,268
21	HKD	Hang Seng China Enterprises Index Futures	July 2019	1,452,247	1,456,373	4,126
30	JPY	TOPIX Index Futures	September 2019	4,239,303	4,315,726	76,423
21	USD	S&P 500 E-Mini Index Futures	September 2019	3,043,541	3,091,410	47,869
Interest rate futures buy contracts:
3	CAD	Canada Government Bond 10 Year Futures	September 2019	323,793	327,433	3,640
US Treasury futures buy contracts:
21	USD	US Treasury Note 5 Year Futures	September 2019	2,456,046	2,481,281	25,235
Total				$17,929,414	$18,181,845	$252,431
Index futures sell contracts:
20	AUD	ASX SPI 200 Index Futures	September 2019	(2,271,816)	(2,302,373)	(30,557)
30	EUR	CAC 40 Index Futures	July 2019	(1,825,024)	(1,887,473)	(62,449)
6	GBP	FTSE 100 Index Futures	September 2019	(554,671)	(561,495)	(6,824)
13	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2019	(652,269)	(684,710)	(32,441)
38	USD	MSCI Taiwan Index Futures	July 2019	(1,473,565)	(1,468,700)	4,865
Interest rate futures sell contracts:
28	EUR	German Euro Bund Futures	September 2019	(5,436,885)	(5,499,835)	(62,950)
11	GBP	United Kingdom Long Gilt Bond Futures	September 2019	(1,803,976)	(1,820,218)	(16,242)
US Treasury futures sell contracts:
14	USD	Ultra Long US Treasury Bond Futures	September 2019	(2,416,210)	(2,485,875)	(69,665)
5	USD	US Treasury Note 10 Year Futures	September 2019	(628,624)	(639,844)	(11,220)
Total				$(17,063,040)	$(17,350,523)	$(287,483)
Net unrealized depreciation						$(35,052)

Centrally cleared credit default swap agreements on credit indices—buy protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Upfront payments received	Value	Unrealized depreciation
CDX North American Investment Grade 32 Index	USD	11,200	06/20/24	Quarterly	1.000%	$167,219	$(241,895)	$(74,676)
iTraxx Europe Series 31 Index	EUR	5,500	06/20/24	Quarterly	1.000	106,397	(151,182)	(44,785)
Total						$273,616	$(393,077)	$(119,461)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

Centrally cleared credit default swap agreements on credit indices—sell protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments made	Value	Unrealized appreciation
CDX North American High Yield 32 Index	USD	1,600	06/20/24	Quarterly	5.000%	$(86,239)	$122,476	$36,237
iTraxx Europe Crossover Series 31 Index	EUR	600	06/20/24	Quarterly	5.000	(73,442)	78,342	4,900
Total						$(159,681)	$200,818	$41,137

OTC credit default swap agreements on corporate issues—sell protection13

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments received	Value	Unrealized appreciation
JPMCB	Teck Resources Ltd., bond, 3.150%, due 03/20/20	USD	90	03/20/20	Quarterly	1.000%	$1,047	$625	$1,672

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CNY	5,720,000	USD	851,862	07/23/19	$19,016
BB	KRW	2,810,000,000	USD	2,482,223	07/23/19	47,073
BB	TWD	14,400,000	USD	468,643	07/23/19	4,437
BB	USD	780,000	COP	2,576,028,000	07/23/19	20,546
BB	USD	906,024	MYR	3,760,000	07/23/19	3,574
BB	USD	1,501,548	NZD	2,310,000	07/23/19	51,063
CITI	BRL	1,610,000	USD	413,138	07/23/19	(5,331)
CITI	INR	14,470,000	USD	206,918	07/23/19	(2,163)
CITI	USD	405,641	BRL	1,610,000	07/23/19	12,828
CITI	USD	1,725,000	KRW	2,002,897,500	07/23/19	10,713
GSI	THB	24,784,500	USD	780,000	07/23/19	(28,531)
GSI	USD	917,517	COP	2,864,801,000	07/23/19	(27,230)
GSI	USD	681,090	NZD	1,025,000	07/23/19	7,839
HSBC	USD	827,271	CNY	5,720,000	07/23/19	5,575
HSBC	USD	205,958	INR	14,470,000	07/23/19	3,123
HSBC	USD	680,072	KRW	807,102,500	07/23/19	19,364
HSBC	USD	455,941	TWD	14,400,000	07/23/19	8,265
MSCI	CHF	1,454,798	GBP	1,175,000	07/23/19	533
SSC	AUD	3,000,000	USD	2,163,167	07/23/19	55,457
SSC	CAD	4,080,000	USD	3,060,586	07/23/19	(56,549)
SSC	CHF	1,900,000	USD	1,902,011	07/23/19	(48,194)
SSC	EUR	230,000	USD	258,519	07/23/19	(3,470)
SSC	EUR	5,185,000	USD	5,911,692	07/23/19	5,533
SSC	GBP	1,885,000	USD	2,468,445	07/23/19	72,052
SSC	HKD	4,315,000	USD	550,922	07/23/19	(1,517)
SSC	JPY	50,800,000	USD	458,900	07/23/19	(13,050)
SSC	MXN	8,190,000	USD	424,817	07/23/19	(428)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

Forward foreign currency contracts—(Concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	NOK	2,400,000	USD	275,558	07/23/19	$(5,986)
SSC	NZD	8,110,000	USD	5,474,323	07/23/19	23,382
SSC	SEK	3,580,000	USD	376,346	07/23/19	(9,792)
SSC	THB	28,970,000	USD	909,909	07/23/19	(35,163)
SSC	USD	231,755	AUD	330,000	07/23/19	93
SSC	USD	321,356	CHF	325,000	07/23/19	12,231
SSC	USD	699,115	EUR	620,000	07/23/19	7,118
SSC	USD	2,702,725	JPY	300,100,000	07/23/19	85,311
SSC	USD	3,453,695	MXN	66,020,000	07/23/19	(25,777)
SSC	USD	1,894,526	NOK	16,020,000	07/23/19	(15,218)
SSC	USD	3,566,016	SEK	32,670,000	07/23/19	(42,241)
Net unrealized appreciation						$154,486

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$19,794,392	$—	$19,794,392
Collateralized debt obligation	—	—	0	0
Collateralized mortgage obligation	—	691	—	691
Non-US government obligation	—	80,975	—	80,975
Exchange traded funds	4,414,572	—	—	4,414,572
Short-term investments	—	19,968,260	—	19,968,260
Investment of cash collateral from securities loaned	—	2,479,035	—	2,479,035
Swaptions purchased	—	143	—	143
Futures contracts	257,296	—	—	257,296
Swap agreements	—	201,443	—	201,443
Forward foreign currency contracts	—	475,126	—	475,126
Total	$4,671,868	$43,000,065	$0	$47,671,933
Liabilities
Futures contracts	$(292,348)	$—	$—	$(292,348)
Swap agreements	—	(393,077)	—	(393,077)
Forward foreign currency contracts	—	(320,640)	—	(320,640)
Total	$(292,348)	$(713,717)	$—	$(1,006,065)

At June 30, 2019, there were no transfers between Level 1 and Level 2.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2019

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Perpetual investment. Date shown reflects the next call date.

4  Security, or portion thereof, was on loan at the period end.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,177,221, represented 2.4% of the Fund's net assets at period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

10  Rate shown is the discount rate at the date of purchase unless otherwise noted.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the one year ended June 30, 2019, Class A shares of UBS Global Allocation Fund (the "Fund") returned 3.97% (Class A shares returned -1.72% after the deduction of the maximum sales charge), while Class P shares returned 4.21%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD), returned 6.96% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 5.74% and the FTSE World Government Bond Index (Hedged in USD) returned 7.82%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 23; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Market allocation and security selection were negative for results, whereas the currency strategy was additive for performance.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in absolute, contributed to performance during the reporting period.

Portfolio performance summary

What worked:

–  Bottom-up security selection was positive in some strategies.

  – In the US large cap growth strategy, security selection contributed to performance.

–  Overall, active currency positions were positive for results

  – A long Mexican peso versus US dollar position was additive as the currency provided an exceptional return from carry, as it relates to currency investing, which is the profit or loss that can be made from interest rate differentials in two countries, and valuation was attractive as well.

  – A short Chilean peso position added to results as the US dollar strengthened. This position was closed in early September 2018, on the back of positive performance and more normalized valuations.

  – A long US dollar versus Australian dollar position added value, as the US economy showed relative economic strength and the US dollar acted as a safe haven in the fourth quarter of 2018's market distress

–  Certain market allocations were positive for returns.

  – The Fund's performance was positively impacted by an overall underweight to fixed income, as it lagged equities over the reporting period. Within fixed income, long duration exposure within US government fixed income was additive, with long 30-year Treasuries outperforming.

What didn't work:

–  Overall, the portfolio's bottom-up security selection was negative for results.

  – Negative security selection came from the US large cap core, non-US developed and emerging market equities active managers.

UBS Global Allocation Fund

–  Overall, market allocations detracted from results.

  – The Fund's preference for non-US equities over US equities detracted over the reporting period as the US economy was relatively strong, especially compared to other major developed markets.

  – More specifically, performance was hurt by a few relative value trades. For example, long Japanese equities versus going short French equities was a significant detractor. In addition, long emerging markets equities versus US equities was negative for performance.

–  Certain active currency positions were negative for performance

  – A long Colombian peso position versus the US dollar detracted from results due to tighter US monetary policy and the peso's sensitivity to falling oil prices. This position was closed in September 2018.

  – A short euro position versus the Swedish krona was a headwind for results as the euro weakened amid Brexit fears, but the Krona depreciated more significantly.

  – A long position in the Norwegian krone versus sterling detracted from performance. The trade was taken off in December 2018 as the krone depreciated at a faster rate than sterling.

This letter is intended to assist shareholders in understanding how the Fund performed during the one year ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.97%	3.86%	7.07%
Class P2	4.21	4.13	7.37
After deducting maximum sales charge
Class A1	(1.72)%	2.70%	6.46%
MSCI All Country World Index (net)[3]	5.74	6.16	10.15
FTSE World Government Bond Index (Hedged in USD)[4]	7.82	3.99	3.93
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	6.96	5.49	7.88

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectus(es) were as follows: Class A—1.49% and 1.29%; Class P—1.23% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 29, 2019, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depicts the performance of UBS Global Allocation Fund Class A and Class P shares versus the MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD), and the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) over the 10 years ended June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Allocation Fund Class A vs. MSCI All Country World Index (net), FTSEWorld Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2009 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS Global Allocation Fund Class P vs. MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2009 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten equity holdings

Percentage of net assets
Amazon.com, Inc.	1.4%
Visa, Inc., Class A	0.8
Microsoft Corp.	0.8
Walt Disney Co./The	0.7
AIA Group Ltd.	0.7
Johnson & Johnson	0.6
Marsh & McLennan Cos., Inc.	0.6
Facebook, Inc., Class A	0.6
JPMorgan Chase & Co.	0.6
Philip Morris International, Inc.	0.6
Total	7.4%

Top ten long-term fixed income holdings

Percentage of net assets
New Zealand Government Bond 2.000%, due 09/20/25	1.2%
US Treasury Notes 1.500%, due 08/15/20	0.9
US Treasury Notes 1.875%, due 07/31/22	0.7
US Treasury Notes 2.500%, due 05/15/24	0.6
US Treasury Notes 1.375%, due 09/30/23	0.6
Japan Government Twenty Year Bond 0.400%, due 03/20/36	0.5
US Treasury Inflation Index Notes (TIPS) 0.375%, due 07/15/25	0.5
US Treasury Notes 2.000%, due 11/30/22	0.5
US Treasury Notes 1.875%, due 10/31/22	0.4
France Government Bond OAT 0.500%, 05/25/26	0.3
Total	6.2%

Top five issuer breakdown by country or territory of origin2

Percentage of net assets
United States	42.0%
Japan	5.6
United Kingdom	4.2
Switzerland	1.9
France	1.6
Total	55.3%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 42.0%, Japan: 5.6%, United Kingdom: 4.20, Switzerland: 1.9% and France: 1.6%.

UBS Global Allocation Fund

Industry diversification—June 30, 20191,2

Common stocks	Percentage of net assets
Aerospace & defense	0.7%
Airlines	0.6
Auto components	0.6
Automobiles	0.1
Banks	2.8
Biotechnology	1.3
Building products	0.5
Capital markets	0.4
Chemicals	1.5
Commercial services & supplies	0.4
Communications equipment	0.1
Consumer finance	1.1
Distributors	0.2
Diversified financial services	0.8
Diversified telecommunication services	0.7
Electric utilities	0.1
Electrical equipment	0.1
Electronic equipment, instruments & components	0.5
Energy equipment & services	0.0	†
Entertainment	2.2
Equity real estate investment trusts	0.8
Food & staples retailing	0.8
Food products	0.8
Health care equipment & supplies	0.9
Health care providers & services	0.8
Hotels, restaurants & leisure	0.8
Household durables	0.5
Industrial conglomerates	0.2
Insurance	2.8
Interactive media & services	1.2
Internet & direct marketing retail	1.6
IT services	1.3
Life sciences tools & services	0.2
Machinery	1.6
Marine	0.1
Media	0.2
Metals & mining	1.0
Multi-utilities	0.2
Multiline retail	0.2
Oil, gas & consumable fuels	2.2
Personal products	0.6
Pharmaceuticals	2.7
Real estate management & development	0.2
Road & rail	0.5
Semiconductors & semiconductor equipment	2.4
Software	2.8
Specialty retail	0.4
Technology hardware, storage & peripherals	0.8
Common stocks—(Concluded)	Percentage of net assets
Textiles, apparel & luxury goods	0.7%
Tobacco	0.9
Trading companies & distributors	0.7
Wireless telecommunication services	0.5
Total common stocks	46.1%
Non-US government obligations	4.3
U.S. treasury obligations	6.3
Exchange traded funds	9.6
Investment company	7.8
Investment of cash collateral from securities loaned	6.0
Short-term investments	22.8
Option purchased	0.1
Total investments	103.0%
Other in excess of liabilities	(3.0)
Net assets	100.0%

†  Amount represents less than 0.05%

1  Figures represent the breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2019

	Number of shares	Value
Common stocks: 46.1%
Australia: 0.4%
Coles Group Ltd.*	48,180	$451,561
Rio Tinto Ltd.[1]	7,557	550,487
Total Australia common stocks		1,002,048
Austria: 0.4%
Erste Group Bank AG*	28,283	1,049,722
Belgium: 0.3%
Euronav N.V. [1]	54,845	512,946
Galapagos N.V.*,1	2,922	376,950
Total Belgium common stocks		889,896
Canada: 0.8%
Canadian Natural Resources Ltd.	20,855	562,323
Entertainment One Ltd.	100,997	509,196
Husky Energy, Inc.	45,608	432,206
Toronto-Dominion Bank/The	9,450	552,185
Total Canada common stocks		2,055,910
China: 0.1%
Alibaba Group Holding Ltd., ADR*	1,903	322,463
Denmark: 0.4%
AP Moller—Maersk A/S, Class B	300	372,112
Genmab A/S*	3,567	655,891
Total Denmark common stocks		1,028,003
Finland: 0.4%
Sampo Oyj, Class A	22,783	1,075,122
France: 0.9%
Publicis Groupe SA	10,973	579,326
Sanofi	10,013	864,295
Thales SA	5,709	705,324
Ubisoft Entertainment SA*	4,258	333,307
Total France common stocks		2,482,252
Germany: 1.2%
Continental AG	3,923	571,970
Daimler AG (Registered)	6,057	336,967
Infineon Technologies AG	27,422	484,873
LANXESS AG	10,901	647,790
SAP SE	8,941	1,227,744
Total Germany common stocks		3,269,344
Hong Kong: 1.2%
AIA Group Ltd.	166,317	1,793,746
Jardine Matheson Holdings Ltd.	7,100	447,442
Power Assets Holdings Ltd.	56,500	406,480
WH Group Ltd.[2]	459,500	465,871
Total Hong Kong common stocks		3,113,539
Ireland: 0.2%
Ryanair Holdings PLC, ADR*	6,992	448,467
	Number of shares	Value
Italy: 1.0%
Autogrill SpA	63,315	$663,439
Banca Mediolanum SpA[1]	147,512	1,086,090
Infrastrutture Wireless Italiane SpA[2]	93,129	913,891
Total Italy common stocks		2,663,420
Japan: 4.9%
Inpex Corp.	65,700	591,888
ITOCHU Corp.	49,100	938,372
Katitas Co. Ltd.[1]	12,600	468,052
Kissei Pharmaceutical Co. Ltd.	15,700	391,717
Kose Corp.	2,700	452,525
Makita Corp.	16,400	556,731
MINEBEA MITSUMI, Inc.	47,800	809,117
Nabtesco Corp.	26,000	722,014
Nintendo Co. Ltd.	2,800	1,025,572
ORIX Corp.	67,800	1,011,199
Otsuka Holdings Co. Ltd.[1]	14,500	472,866
Shin-Etsu Chemical Co. Ltd.	12,600	1,172,759
SoftBank Group Corp.	13,200	632,361
Sony Corp.	24,100	1,262,503
Sumitomo Electric Industries Ltd.	39,800	522,164
Takeda Pharmaceutical Co. Ltd.	26,600	943,206
Tokyo Electron Ltd.	3,000	420,721
West Japan Railway Co.	10,000	808,422
Total Japan common stocks		13,202,189
Netherlands: 0.9%
ASR Nederland N.V.	24,376	991,194
Koninklijke Ahold Delhaize N.V.	29,370	660,519
NXP Semiconductors N.V.	6,546	638,955
Total Netherlands common stocks		2,290,668
Norway: 0.3%
Telenor ASA	44,058	935,344
South Africa: 0.4%
Anglo American PLC[1]	35,886	1,022,895
Spain: 0.4%
Banco Bilbao Vizcaya Argentaria SA	196,712	1,099,841
Switzerland: 1.9%
Alcon, Inc.*	9,239	570,505
Cie Financiere Richemont SA (Registered)	13,489	1,144,672
Glencore PLC*	117,882	409,216
Nestle SA (Registered)	8,487	878,607
Novartis AG (Registered)	12,414	1,134,326
Zurich Insurance Group AG	3,003	1,045,605
Total Switzerland common stocks		5,182,931
United Kingdom: 4.1%
Ashtead Group PLC	34,163	977,904
Babcock International Group PLC	65,388	380,487
Barclays PLC	397,604	756,395
BP PLC	200,230	1,394,991
British American Tobacco PLC	24,685	861,776

UBS Global Allocation Fund

Portfolio of investments

June 30, 2019

	Number of shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
Centrica PLC	497,647	$554,758
GlaxoSmithKline PLC	57,835	1,157,974
HSBC Holdings PLC	128,442	1,071,501
Sage Group PLC/The	120,416	1,227,048
Spectris PLC	21,274	777,546
Tesco PLC	316,036	909,860
Unilever N.V. CVA	16,531	1,006,789
Total United Kingdom common stocks		11,077,029
United States: 25.9%
Abbott Laboratories	6,657	559,854
Activision Blizzard, Inc.	13,626	643,147
AGCO Corp.	10,607	822,785
Alexion Pharmaceuticals, Inc.*	4,049	530,338
Align Technology, Inc.*	622	170,241
Allegion PLC	5,153	569,664
Allergan PLC	1,512	253,154
Alnylam Pharmaceuticals, Inc.*	2,098	152,231
Alphabet, Inc., Class A*	1,273	1,378,404
Amazon.com, Inc.*	1,933	3,660,387
American Express Co.	11,621	1,434,496
Ameriprise Financial, Inc.	6,648	965,024
Apache Corp.	25,594	741,458
Apple, Inc.	5,528	1,094,102
Aptiv PLC	7,870	636,132
Arista Networks, Inc.*	1,210	314,140
Autodesk, Inc.*	3,009	490,166
Bio-Rad Laboratories, Inc., Class A*	1,865	582,980
Bluebird Bio, Inc.*,1	958	121,858
Burlington Stores, Inc.*	2,422	412,103
Carnival Corp.	11,105	516,938
Carvana Co.*,1	1,274	79,740
Caterpillar, Inc.	3,563	485,601
CF Industries Holdings, Inc.	13,085	611,200
Coherus Biosciences, Inc.*,1	10,109	223,409
Concho Resources, Inc.	7,439	767,556
Cooper Cos., Inc./The	844	284,335
Cree, Inc.*	5,016	281,799
Crown Castle International Corp.	2,100	273,735
Cyclerion Therapeutics, Inc.*	3,282	37,579
Delta Air Lines, Inc.	20,106	1,141,016
Digital Realty Trust, Inc.	6,654	783,775
Dollar General Corp.	3,130	423,051
Domino's Pizza, Inc.	1,562	434,673
Elanco Animal Health, Inc.*	11,449	386,976
Electronic Arts, Inc.*	3,860	390,864
Estee Lauder Cos., Inc./The, Class A	1,160	212,408
Expedia Group, Inc.	2,889	384,324
Facebook, Inc., Class A*	8,371	1,615,603
First Republic Bank	1,982	193,542
FMC Corp.	4,238	351,542
Gardner Denver Holdings, Inc.*	25,396	878,702
GoDaddy, Inc., Class A*	4,316	302,767
Halliburton Co.	4,610	104,831
	Number of shares	Value
HEICO Corp., Class A	2,887	$298,429
Hess Corp.	13,355	848,977
Hyatt Hotels Corp., Class A	5,025	382,553
IAC/InterActiveCorp*	1,625	353,486
Incyte Corp.*	8,795	747,223
IPG Photonics Corp.*	4,242	654,329
Ironwood Pharmaceuticals, Inc.*,1	60,948	666,771
Johnson & Johnson	12,085	1,683,199
JPMorgan Chase & Co.	13,843	1,547,647
KLA-Tencor Corp.	3,030	358,146
Laboratory Corp. of America Holdings*	4,441	767,849
Lam Research Corp.	2,071	389,017
Las Vegas Sands Corp.	4,433	261,946
LivaNova PLC*	10,000	719,600
LKQ Corp.*	19,760	525,814
LogMeIn, Inc.	4,135	304,667
Marsh & McLennan Cos., Inc.	16,774	1,673,206
Marvell Technology Group Ltd.[1]	18,822	449,281
Masco Corp.	16,719	656,054
MetLife, Inc.	20,851	1,035,669
Micron Technology, Inc.*	24,690	952,787
Microsoft Corp.	15,938	2,135,054
Mondelez International, Inc., Class A	15,123	815,130
Monolithic Power Systems, Inc.	2,304	312,837
MSA Safety, Inc.	4,880	514,303
NetApp, Inc.	5,096	314,423
Netflix, Inc.*	1,676	615,628
NIKE, Inc., Class B	7,507	630,213
NVIDIA Corp.	2,144	352,109
ON Semiconductor Corp.*	15,518	313,619
Palo Alto Networks, Inc.*	1,622	330,499
Philip Morris International, Inc.	18,752	1,472,595
Qorvo, Inc.*	4,851	323,125
Rockwell Automation, Inc.	2,119	347,156
salesforce.com, Inc.*	7,514	1,140,099
ServiceNow, Inc.*	1,832	503,012
Sherwin-Williams Co./The	841	385,422
Simon Property Group, Inc.	7,017	1,121,036
Skyworks Solutions, Inc.	4,432	342,461
Spirit AeroSystems Holdings, Inc., Class A	11,377	925,746
Square, Inc., Class A*	2,617	189,811
Steel Dynamics, Inc.	23,462	708,552
Stericycle, Inc.*,1	5,663	270,408
Synchrony Financial	41,147	1,426,566
T-Mobile US, Inc.*	8,628	639,680
Take-Two Interactive Software, Inc.*	3,169	359,777
Teradyne, Inc.	7,096	339,969
TJX Cos., Inc./The	11,229	593,790
Union Pacific Corp.	3,243	548,424
UnitedHealth Group, Inc.	5,562	1,357,184
Universal Display Corp.	1,832	344,526
Visa, Inc., Class A	12,537	2,175,796
Walt Disney Co./The	14,076	1,965,573
Wells Fargo & Co.	24,400	1,154,608
Western Digital Corp.	14,681	698,082

UBS Global Allocation Fund

Portfolio of investments

June 30, 2019

	Number of shares		Value
Common stocks—(Concluded)
United States—(Concluded)
Westlake Chemical Corp.		10,323	$717,036
Worldpay, Inc., Class A*		5,835	715,079
Total United States common stocks			69,074,608
Total common stocks (cost $111,487,378)			123,285,691
	Face amount
Non-US government obligations: 4.3%
Australia: 0.1%
Australia Government Bond, Series 126, 4.500%, due 04/15/20[3]	AUD	486,000	350,520
Austria: 0.1%
Republic of Austria Government Bond 1.200%, due 10/20/25[2,3]	EUR	37,000	46,379
3.150%, due 06/20/44[2,3]	EUR	67,000	121,722
			168,101
Belgium: 0.1%
Kingdom of Belgium Government Bond, Series 71,
3.750%, due 06/22/45[3]	EUR	125,000	238,279
Canada: 0.1%
Canadian Government Bond 2.250%, due 06/01/25	CAD	221,000	176,763
2.750%, due 12/01/64	CAD	82,000	84,596
			261,359
France: 0.7%
French Republic Government Bond OAT 0.500%, due 05/25/26[3]	EUR	741,000	890,207
2.500%, due 05/25/30[3]	EUR	262,000	376,687
3.250%, due 05/25/45[3]	EUR	116,000	208,677
Series OATE, 1.800%, due 07/25/40[2,3]	EUR	209,687	361,835
			1,837,406
Ireland: 0.0%†
Ireland Government Bond 2.000%, due 02/18/45[3]	EUR	48,000	67,826
Italy: 0.5%
Italy Buoni Poliennali Del Tesoro 1.650%, due 03/01/32[2,3]	EUR	60,000	64,089
3.250%, due 09/01/46[2,3]	EUR	215,000	262,163
4.000%, due 02/01/37[2,3]	EUR	309,000	420,358
4.750%, due 09/01/44[2,3]	EUR	25,000	37,448
Series CPI, 2.550%, due 09/15/41[2,3]	EUR	375,114	475,467
			1,259,525
	Face amount		Value
Japan: 0.8%
Japan Government Five Year Bond, Series 122,
0.100%, due 12/20/19	JPY	55,000,000	$510,791
Japan Government Thirty Year Bond, Series 51,
0.300%, due 06/20/46	JPY	32,000,000	293,947
Japan Government Twenty Year Bond, Series 156,
0.400%, due 03/20/36	JPY	137,350,000	1,328,479
			2,133,217
New Zealand: 1.2%
New Zealand Government Inflation Linked Bond, Series 0925,
2.000%, due 09/20/25[3,4]	NZD	4,034,478	3,204,516
Spain: 0.5%
Spain Government Bond 1.450%, due 10/31/27[2,3]	EUR	250,000	312,733
3.450%, due 07/30/66[2,3]	EUR	10,000	17,728
4.200%, due 01/31/37[2,3]	EUR	44,000	76,812
4.800%, due 01/31/24[2,3]	EUR	451,000	631,202
5.150%, due 10/31/44[2,3]	EUR	110,000	231,631
			1,270,106
United Kingdom: 0.2%
United Kingdom Gilt 1.500%, due 07/22/47[3]	GBP	263,000	336,061
3.500%, due 01/22/45[3]	GBP	120,000	218,113
			554,174
Total non-US government obligations (cost $10,444,148)			11,345,029
U.S. treasury obligations: 6.3%
US Treasury Bonds 2.750%, due 11/15/42		423,000	443,043
2.875%, due 05/15/43		817,000	873,009
2.875%, due 08/15/45		37,000	39,502
3.000%, due 11/15/45		97,000	106,029
2.500%, due 02/15/46		461,000	457,975
2.250%, due 08/15/46		490,000	462,303
2.750%, due 08/15/47		333,000	347,035
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/45		683,563	676,348
US Treasury Inflation Index Notes (TIPS) 0.125%, due 01/15/23		188,178	187,113
0.375%, due 07/15/25		1,292,904	1,307,079
US Treasury Notes 1.625%, due 12/31/19		600,000	598,547
1.500%, due 08/15/20		2,339,000	2,328,036
1.250%, due 03/31/21		497,000	492,224
1.875%, due 07/31/22		1,794,000	1,801,428
1.875%, due 10/31/22		1,037,000	1,041,699
2.000%, due 11/30/22		1,228,000	1,238,697
1.500%, due 02/28/23		346,000	343,108

UBS Global Allocation Fund

Portfolio of investments

June 30, 2019

	Face amount	Value
U.S. treasury obligations—(Concluded)
1.750%, due 05/15/23	530,000	$530,103
2.750%, due 07/31/23	702,000	729,532
1.375%, due 09/30/23	1,483,000	1,460,234
2.500%, due 05/15/24	1,437,000	1,485,611
Total U.S. treasury obligations (cost $16,453,610)		16,948,655
	Number of shares
Exchange traded funds: 9.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF[1]	103,700	12,897,169
iShares JPMorgan USD Emerging Markets Bond ETF	112,800	12,779,112
Total exchange traded funds (cost $25,559,497)		25,676,281
Investment company: 7.8%
UBS Emerging Markets Equity Opportunity Fund[5] (cost $22,358,890)	2,235,889	20,816,127
Investment of cash collateral from securities loaned: 6.0%
Money market fund: 6.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $16,152,725)	16,152,725	16,152,725
	Number of shares	Value
Short-term investments: 22.8%
Investment company: 13.1%
State Street Institutional U.S. Government Money Market Fund	34,985,795	$34,985,795
	Face amount
U.S. treasury obligations: 9.7%
US Treasury Bills 2.411%, due 07/25/19[6]	16,000,000	15,974,827
2.174%, due 11/14/19[6]	10,000,000	9,919,722
Total U.S. treasury obligations (cost $25,894,549)		25,894,549
Total short-term investments (cost $60,880,344)		60,880,344

	Number of contracts	Notional amount
Option purchased: 0.1%
Put option: 0.1%
S&P 500 Index, strike @ $2,750, expires 09/20/19 (cost $363,475)	70	USD	19,250,000	198,800
Total investments: 103.0% (cost $263,700,067)				275,303,652
Liabilities in excess of other assets: (3.0)%				(8,093,900)
Net assets: 100.0%				$267,209,752

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
211	EUR	EURO STOXX 50 Index Futures	September 2019	$8,090,526	$8,315,909	$225,383
77	JPY	TOPIX Index Futures	September 2019	10,880,875	11,077,030	196,155
221	USD	Russell 1000 Value E-Mini Index Futures	September 2019	13,582,771	13,883,220	300,449
306	USD	SGX FTSE China A50 Index Futures	July 2019	4,122,049	4,132,530	10,481
Interest rate futures buy contracts:
84	AUD	Australian Bond 10 Year Futures	September 2019	8,366,428	8,471,364	104,936
252	CAD	Canada Government Bond 10 Year Futures	September 2019	27,198,605	27,504,380	305,775
33	GBP	United Kingdom Long Gilt Bond Futures	September 2019	5,417,070	5,460,655	43,585
US Treasury futures buy contracts:
60	USD	Ultra Long US Treasury Bond Futures	September 2019	10,321,115	10,653,750	332,635
Total				$87,979,439	$89,498,838	$1,519,399

UBS Global Allocation Fund

Portfolio of investments

June 30, 2019

Futures contracts—(Concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures sell contracts:
24	CAD	S&P TSX 60 Index Futures	September 2019	$(3,549,280)	$(3,583,643)	$(34,363)
93	EUR	CAC 40 Index Futures	July 2019	(5,657,574)	(5,851,165)	(193,591)
526	SEK	OMX 30 Index Futures	July 2019	(8,984,934)	(9,180,495)	(195,561)
18	USD	S&P 500 E-Mini Index Futures	September 2019	(2,608,731)	(2,649,780)	(41,049)
Interest rate futures sell contracts:
159	EUR	German Euro Bund Futures	September 2019	(30,869,608)	(31,231,206)	(361,598)
21	JPY	JGB MINI 10 Year Futures	September 2019	(2,990,233)	(2,997,635)	(7,402)
US Treasury futures sell contracts:
170	USD	US Treasury Note 2 Year Futures	September 2019	(36,376,994)	(36,580,547)	(203,553)
Total				$(91,037,354)	$(92,074,471)	$(1,037,117)
Net unrealized appreciation						$482,282

Centrally cleared credit default swap agreements on credit indices—sell protection8

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[7]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX Emerging Markets Series 31 Index	USD	14,200	06/20/24	Quarterly	1.000%	$416,531	$(442,896)	$(26,365)
CDX North America Investment Grade 32 Index	USD	10,100	06/20/24	Quarterly	1.000	(165,142)	218,138	52,996
iTraxx Europe Series 31 Index	EUR	15,900	06/20/24	Quarterly	1.000	(299,893)	437,053	137,160
Total						$(48,504)	$212,295	$163,791

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CNY	8,400,000	USD	1,250,987	07/23/19	$27,925
BOA	NZD	12,305,000	USD	8,309,074	07/23/19	38,565
CITI	CHF	7,675,000	USD	7,680,453	07/23/19	(197,348)
HSBC	MXN	28,290,000	USD	1,471,493	07/23/19	2,608
JPMCB	USD	6,076,699	SEK	55,680,000	07/23/19	(71,072)
JPMCB	CAD	8,255,000	USD	6,191,819	07/23/19	(115,032)
SSC	USD	4,670,090	NOK	39,490,000	07/23/19	(37,514)
SSC	USD	1,514,639	HKD	11,860,000	07/23/19	3,769
SSC	USD	609,387	GBP	465,000	07/23/19	(18,234)
SSC	USD	2,742,067	EUR	2,405,000	07/23/19	(2,566)
SSC	USD	11,573,030	MXN	220,970,000	07/23/19	(99,734)
SSC	USD	1,707,861	SGD	2,310,000	07/23/19	143
SSC	USD	3,687,990	JPY	409,500,000	07/23/19	116,411
SSC	AUD	7,550,000	USD	5,443,969	07/23/19	139,567
SSC	USD	1,024,676	JPY	110,100,000	07/23/19	(1,808)
Net unrealized depreciation						$(214,320)

UBS Global Allocation Fund

Portfolio of investments

June 30, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$123,285,691	$—	$—	$123,285,691
Non-US government obligations	—	11,345,029	—	11,345,029
U.S. treasury obligations	—	16,948,655	—	16,948,655
Exchange traded funds	25,676,281	—	—	25,676,281
Investment company	20,816,127	—	—	20,816,127
Investment of cash collateral from securities loaned	—	16,152,725	—	16,152,725
Short-term investments	—	60,880,344	—	60,880,344
Option purchased	198,800	—	—	198,800
Futures contracts	1,519,399	—	—	1,519,399
Swap agreements	—	655,191	—	655,191
Forward foreign currency contracts	—	328,988	—	328,988
Total	$171,496,298	$106,310,932	$—	$277,807,230
Liabilities
Futures contracts	$(1,037,117)	$—	$—	$(1,037,117)
Swap agreements	—	(442,896)	—	(442,896)
Forward foreign currency contracts	—	(543,308)	—	(543,308)
Total	$(1,037,117)	$(986,204)	$—	$(2,023,321)

At June 30, 2019, there were no transfers between Level 1 and Level 2. At June 30, 2018, $57,620,704 of foreign investments, $339,957 and $(394,233) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $4,439,329, represented 1.7% of the Fund's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Debt security whose principal and interest payments are adjusted for inflation, unlike debt securities that make fixed payments. The interest rate paid is fixed, while the principal value rises and falls based on changes in an index. If inflation occurs, the principal and interest payments on the securities are increased to provide protection from inflationary loss. During a deflationary period, the principal and interest payments may decrease, although the security's principal will not drop below its face amount at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2019

5  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee on the assets invested into the affiliated UBS Fund.

Security description	Value 6/30/18	Purchases during the year ended 6/30/19	Sales during the year ended 6/30/19	Net realized loss during the year ended 6/30/19	Change in net unrealized appreciation (depreciation) during the year ended 6/30/19	Value 6/30/19	Net income earned from affiliate for the year ended 6/30/19	Shares 6/30/19
UBS Emerging Markets Equity Opportunity Fund	$21,964,938	$113,443	$1,000,000	$(96,676)	$(165,578)	$20,816,127	$113,443	2,235,889

6  Rate shown is the discount rate at the date of purchase unless otherwise noted.

7  Payments made or received are based on the notional amount.

8  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

From its inception on January 31, 2019, through June 30, 2019, Class P shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned 4.04%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned 1.68% over the same time period. For the 12 months ended June 30, 2019, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned -0.46%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned 1.21%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a negative return and underperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

–  The Fund's holding in Bradesco, a leading Brazilian bank, was the top contributor to results over the reporting period. The company benefited from the rally fueled by the expectation of, and thereafter the victory by, a more market-friendly presidential candidate in Brazil.

–  The Fund's position in Kweichow Moutai was additive for returns. Shares of Kweichow Moutai, a leading Chinese high-end liquor producer, continued to rally as the company improves its channel strategy by going direct to consumers.

What didn't work:

–  The Fund's position in Brilliance China Auto, a joint venture with BMW in China, was a headwind for returns. The opening of the auto sector to foreign competition in China weighed on its shares given the uncertainty about the future of the joint venture. The stock was sold during the reporting period.

–  The Fund's position in Hangzhou Hikvision, a leading surveillance company, detracted from performance. This weakness was driven by concerns around its overseas business given the growing unease by foreign governments with Chinese surveillance companies. The stock was sold during the reporting period.

–  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the 12 months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class P2	N/A	4.04%
Class P2[2]	(0.46)%	(5.93)
MSCI Emerging Markets Index (net)[3]	1.21	(4.91)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectus(es) were as follows: Class P—1.41% and 1.16%, Class P2—1.41% and 0.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 1.15% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund is June 4, 2018, and for Class P is January 31, 2019. Since inception performance for the index MSCI Emerging Markets Index (net) is shown in reference to Class P2. The index's performance in reference to Class P is 1.68%.

2  Class P and P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Illustration of an assumed investment of $5,000,000 in Class P shares and $10,000 in Class P2 shares (unaudited)

The following graph depicts the performance of UBS Emerging Markets Equity Opportunity Fund Class P and Class P2 shares versus the MSCI Emerging Markets Index (net) from January 31, 2019, the inception date of Class P and June 4, 2018, the inception date of Class P2, through June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Emerging Markets Equity Opportunity Fund Class P vs. MSCI Emerging Markets Index (net)

Wealth value with dividends reinvested. Initial investment for Class P shares as of January 31, 2019 = $5,000,000

UBS Emerging Markets Equity Opportunity Fund Class P2 vs. MSCI Emerging Markets Index (net)

Wealth value with dividends reinvested. Initial investment for Class P2 shares as of June 4, 2018 = $10,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Alibaba Group Holding Ltd., ADR	6.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6
Samsung Electronics Co. Ltd.	6.2
Tencent Holdings Ltd.	4.5
Banco Bradesco SA	4.4
Naspers Ltd., N Shares	4.3
Ping An Insurance Group Co. of China Ltd., H Shares	4.3
Sberbank of Russia PJSC	3.7
TAL Education Group, ADR	3.7
Bank Mandiri Persero Tbk. PT	3.5
Total	47.9%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
China	31.0%
South Korea	13.0
India	11.3
Russia	7.1
Brazil	6.7
Total	69.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Industry diversification—June 30, 2019 (unaudited)1

Common stocks	Percentage of net assets
Automobiles	2.3%
Banks	18.9
Beverages	4.9
Diversified consumer services	4.5
Electric utilities	2.2
Insurance	4.3
Interactive media & services	4.5
Internet & direct marketing retail	11.0
Metals & mining	2.3
Oil, gas & consumable fuels	8.2
Paper & forest products	1.9
Personal products	1.9
Pharmaceuticals	2.8
Real estate management & development	2.2
Semiconductors & semiconductor equipment	9.8
Technology hardware, storage & peripherals	6.2
Thrifts & mortgage finance	3.4
Total common stocks	91.3%
Preferred stock	4.4
Short-term investment	2.3
Total investments	98.0%
Other assets in excess of liabilities	2.0
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2019

	Number of shares	Value
Common stocks: 91.3%
Brazil: 2.3%
Vale SA	379,232	$5,117,723
China: 31.0%
Alibaba Group Holding Ltd., ADR*	88,705	15,031,062
China Jinmao Holdings Group Ltd.	4,918,000	2,990,450
China Vanke Co. Ltd., H Shares	507,000	1,901,648
CNOOC Ltd.	4,098,000	7,008,626
Jiangsu Hengrui Medicine Co. Ltd., Class A	653,772	6,282,334
Kweichow Moutai Co. Ltd., Class A	46,837	6,710,191
New Oriental Education & Technology Group, Inc., ADR*	19,293	1,863,318
Ping An Insurance Group Co. of China Ltd., H Shares	801,500	9,624,115
TAL Education Group, ADR*	217,600	8,290,560
Tencent Holdings Ltd.	226,100	10,205,571
Total China common stocks		69,907,875
Hungary: 1.0%
OTP Bank PLC	55,021	2,188,378
India: 11.3%
HDFC Bank Ltd.	128,072	4,534,076
HDFC Bank Ltd., ADR	24,000	3,120,960
Housing Development Finance Corp. Ltd.	240,249	7,629,565
Mahindra & Mahindra Ltd.	345,150	3,276,869
Mahindra & Mahindra Ltd., GDR	214,103	1,991,158
Power Grid Corp. of India Ltd.	1,637,114	4,907,014
Total India common stocks		25,459,642
Indonesia: 3.5%
Bank Mandiri Persero Tbk. PT	13,785,500	7,830,730
Malaysia: 2.0%
CIMB Group Holdings Berhad	3,562,425	4,637,833
Mexico: 4.8%
Fomento Economico Mexicano SAB de CV	449,500	4,355,012
Grupo Financiero Banorte SAB de CV, Class O	1,110,200	6,441,257
Total Mexico common stocks		10,796,269
	Number of shares	Value
Russia: 7.1%
LUKOIL PJSC, ADR	92,498	$7,771,682
Sberbank of Russia PJSC	2,209,592	8,335,381
Total Russia common stocks		16,107,063
South Africa: 4.3%
Naspers Ltd., N Shares	39,788	9,659,628
South Korea: 13.0%
LG Household & Health Care Ltd.	3,795	4,315,450
Samsung Electronics Co. Ltd.	344,691	14,030,639
SK Hynix, Inc.	120,925	7,278,645
SK Innovation Co. Ltd.	27,098	3,731,505
Total South Korea common stocks		29,356,239
Taiwan: 6.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,921,000	14,781,919
Thailand: 2.5%
Bangkok Bank PCL NVDR	868,200	5,577,090
United Kingdom: 1.9%
Mondi PLC	190,386	4,327,872
Total common stocks (cost $201,676,817)		205,748,261
Preferred stock: 4.4%
Brazil: 4.4%
Banco Bradesco SA (cost $8,344,478)	1,011,600	9,942,261
Short-term investment: 2.3%
Investment company: 2.3%
State Street Institutional U.S. Government Money Market Fund (cost $5,228,067)	5,228,067	5,228,067
Total investments: 98.0% (cost $215,249,362)		220,918,589
Other assets in excess of liabilities: 2.0%		4,487,309
Net assets: 100.0%		$225,405,898

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$205,748,261	$—	$—	$205,748,261
Preferred stock	9,942,261	—	—	9,942,261
Short-term investment	—	5,228,067	—	5,228,067
Total	$215,690,522	$5,228,067	$—	$220,918,589

At June 30, 2019, there were no transfers between Levels 1 and Level 2. At June 30, 2018, $45,053,040 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

From its inception on October 24, 2018, through June 30, 2019, Class P shares of UBS Engage For Impact Fund (the "Fund") returned 8.27%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 11.31% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted positive absolute returns and underperformed its benchmark during the reporting period. This was driven by weak stock selection, while sector allocation was positive.

Portfolio performance summary1

What worked:

–  Stock selection within the industrials and materials sectors contributed positively to Fund performance during the reporting period.

–  Several individual stock positions were positive for relative performance.

–  New Oriental Education & Technology share price increased strongly over the period as the company continues to post strong enrollment growth. Most recent results showed quick margin recovery following the previous wave of capacity expansion (learning centers and classroom areas). Management guidance for FY2020 of +30% revenue growth shows confidence in the positive impact of regulation, increase in utilization rate, and cost savings efforts. High quality public education services (both K12 and tertiary) are greatly undersupplied in China.

–  Danaher released strong revenue growth results in the first quarter of 2019, with all-time high margins of 55.6%. The life science and health diagnostics company has been shifting its portfolio, spinning off the dental division and has finalized the integration of Integrated DNA Technologies (IDT) into the life science business.

–  Universal Display, the leader in energy-efficient Organic Light Emitting Diode (OLED) display, is a licensing company that is utilizing few capital assets and demonstrating high and improving margins. In May, management raised 2019 revenue guidance from a range of $325-$350 million to $345-$365 million. Current earnings growth for the year is about 40%. We forecast the company to experience solid long-term growth.

What didn't work:

–  Stock selection in utilities and financials detracted from Fund performance during the period.

–  Certain stock selection decisions made a negative contribution to relative performance.

–  The loss of customers as well as the market's low conviction in the ability of Centrica's management to execute its plan have been dragging the share price lower. A radical change in strategy and change of CEO was announced in July, yet the plan failed to convince investors. We held this stock at the end of the reporting period and we are reviewing our investment thesis.

–  LivaNova shares traded off sharply in April after pre-announcing flat revenue growth for the first quarter of the year. Management also suspended the Earnings Per Share (EPS) guidance for 2019 driven primarily by weakness in U.S. Neuromodulation and drug Perceval sales. The medical technology company has an interesting portfolio in cardiopulmonary products, treatment of epilepsy, depression, and obstructive sleep apnea; and devices such as oxygenators. We held this stock at the end of the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Engage For Impact Fund

–  Equinor's share price decreased over low European gas prices and fears of recession. Valuation is attractive relative to peers, in our view, and the company has one of the best environmental and social (E&S) risk management profiles in the industry. Equinor interests us from a sustainability and investment perspective, as the company is gradually complementing its energy-producing portfolio with renewable and other low-carbon energy solutions. We actively engaged with the company to develop a joint statement on the alignment of the business strategy to the Paris Agreement. We held this stock at the end of the reporting period.

–  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from inception on October 24, 2018, through June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

Inception[1]
Class P2	8.27%
MSCI All Country World Index (net)[3]	11.31

The annualized gross and net expense ratios, respectively, for Class P shares as in the October 23, 2018 prospectus(es) were as follows: Class P—1.19% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.85% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Engage For Impact Fund is October 24, 2018.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Illustration of an assumed investment of $5,000,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS Engage For Impact Fund Class P shares versus the MSCI All Country World Index (net) from October 24, 2018, the inception date of Class P through June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Engage For Impact Fund Class P vs. MSCI All Country World Index (net)

Wealth value with dividends reinvested. Initial investment for Class P shares as of October 24, 2018 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
West Japan Railway Co.	3.4%
Takeda Pharmaceutical Co. Ltd.	3.4
Conagra Brands, Inc.	3.3
China Mobile Ltd.	3.1
Danaher Corp.	3.0
Grupo Financiero Banorte SAB de CV, Class O	3.0
Erste Group Bank AG	3.0
New Oriental Education & Technology Group, Inc., ADR	3.0
Linde PLC	2.9
Sumitomo Mitsui Financial Group, Inc.	2.8
Total	30.9%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	47.2%
Japan	9.6
China	8.4
Germany	7.8
United Kingdom	7.5
Total	80.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Industry diversification—June 30, 2019 (unaudited)1

Common stocks	Percentage of net assets
Auto components	3.3%
Banks	13.7
Biotechnology	5.9
Building products	1.8
Chemicals	7.6
Commercial services & supplies	4.7
Distributors	2.6
Diversified consumer services	3.0
Electrical equipment	2.4
Electronic equipment, instruments & components	3.8
Food products	5.6
Health care equipment & supplies	6.7
Health care providers & services	1.6
Machinery	4.5
Metals & mining	2.1
Multi-utilities	2.0
Oil, gas & consumable fuels	3.7
Personal products	2.7
Pharmaceuticals	7.7
Real estate management & development	1.0
Road & rail	3.4
Semiconductors & semiconductor equipment	4.3
Wireless telecommunication services	3.1
Total common stocks	97.2%
Short-term investment	4.5
Investment of cash collateral from securities loaned	2.5
Total investments	104.2%
Liabilities in excess of other assets	(4.2)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of Investments

June 30, 2019

	Number of shares	Value
Common stocks: 97.2%
Austria: 3.0%
Erste Group Bank AG*	12,861	$477,335
China: 8.4%
China Mengniu Dairy Co. Ltd.*	41,000	158,768
China Mobile Ltd.	54,000	491,839
China Suntien Green Energy Corp., Class H	820,000	216,240
New Oriental Education & Technology Group, Inc., ADR*	4,930	476,140
Total China common stocks		1,342,987
Denmark: 1.5%
Genmab A/S*	1,257	231,134
Germany: 7.8%
Continental AG	1,639	238,964
Infineon Technologies AG	16,953	299,761
KION Group AG	5,647	355,992
LANXESS AG	5,750	341,693
Total Germany common stocks		1,236,410
Hong Kong: 1.0%
Sun Hung Kai Properties Ltd.	9,500	161,137
Indonesia: 2.4%
Bank Mandiri Persero Tbk. PT	656,900	373,146
Ireland: 1.8%
Kingspan Group PLC	5,255	285,388
Italy: 2.4%
Prysmian SpA[1]	18,232	376,279
Japan: 9.6%
Sumitomo Mitsui Financial Group, Inc.	12,800	451,856
Takeda Pharmaceutical Co. Ltd.	15,253	540,854
West Japan Railway Co.	6,700	541,643
Total Japan common stocks		1,534,353
Mexico: 3.0%
Grupo Financiero Banorte SAB de CV, Class O	83,050	481,847
Norway: 2.3%
Equinor ASA	18,589	367,075
South Africa: 1.3%
Tiger Brands Ltd.	13,204	209,708
Thailand: 2.5%
Kasikornbank PCL	65,400	404,118
	Number of shares	Value
United Kingdom: 7.5%
Centrica PLC	283,755	$316,319
Linde PLC	2,279	457,623
Unilever N.V. CVA	6,956	423,642
Total United Kingdom common stocks		1,197,584
United States: 42.7%
Abbott Laboratories	4,553	382,907
AGCO Corp.	4,724	366,441
Allergan PLC	1,667	279,106
Aptiv PLC	3,578	289,210
Conagra Brands, Inc.	19,831	525,918
Cyclerion Therapeutics, Inc.*	7,014	80,310
Danaher Corp.	3,376	482,498
Ecolab, Inc.	2,059	406,529
Incyte Corp.*	4,584	389,457
IPG Photonics Corp.*	1,645	253,741
Ironwood Pharmaceuticals, Inc.*,1	21,925	239,860
Johnson & Johnson	2,919	406,558
Laboratory Corp. of America Holdings*	1,529	264,364
LivaNova PLC*	2,735	196,811
LKQ Corp.*	15,322	407,718
Micron Technology, Inc.*	5,472	211,164
MSA Safety, Inc.	3,728	392,894
Sims Metal Management Ltd.	43,697	333,157
Stericycle, Inc.*,1	7,535	359,796
Trimble, Inc.*	7,905	356,595
Universal Display Corp.	916	172,263
Total United States common stocks		6,797,297
Total common stocks (cost $14,894,428)		15,475,798
Short-term investment: 4.5%
Investment company: 4.5%
State Street Institutional U.S. Government Money Market Fund (cost $721,819)	721,819	721,819
Investment of cash collateral from securities loaned: 2.5%
Money market fund: 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $389,351)	389,351	389,351
Total investments: 104.2% (cost $16,005,598)		16,586,968
Liabilities in excess of other assets: (4.2)%		(669,239)
Net assets: 100.0%		$15,917,729

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS Engage For Impact Fund

Portfolio of Investments

June 30, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$15,475,798	$—	$—	$15,475,798
Short-term investment	—	721,819	—	721,819
Investment of cash collateral from securities loaned	—	389,351	—	389,351
Total	$15,475,798	$1,111,170	$—	$16,586,968

At June 30, 2019, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the 12 months ended June 30, 2019, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned -0.14% (Class A shares returned -5.60% after the deduction of the maximum sales charge), while Class P shares returned 0.10%. The Fund's benchmark, the MSCI World ex USA Index (net) (the "Index"), returned 1.29%. (Class P shares have lower expenses than the other share class in the series. Returns for all share classes over various time periods are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during the reporting period. This was driven by a combination of weak stock selection and sector allocation.

Portfolio performance summary1

What worked:

–  Stock selection in the financials, real estate and information technology sectors contributed the most to performance.

–  Australian real-estate developer Mirvac Group reported earnings that were in line with the top-end of their guidance. While residential sales were softer than expected, retail assets recorded moderate growth in line with previous year. Interest costs were lower than expected, and we believe Mirvac Group will continue to deliver sustainable growth in the coming year.

–  PT Bank Central Asia continues to generate one of the highest returns in the Indonesian and regional banking sectors. This is being driven by positive domestic structural macro momentum and better leverage of its depositor franchise. Investment loans and infrastructure has been growing, but management approached it with caution. The bank continued to raise deposits at a rapid pace, supporting first-time access to banking services and financial literacy in general.

–  Aon consistently generated solid mid-single-digit revenue growth (8% on an adjusted basis) during the period, benefiting from positive commercial rates in most of its key regions. In addition, its margins have improved due to economies of scale. We expect growth drivers to come from commercial non-life insurance, mergers and acquisitions (M&A), cyber-insurance proliferation and streamlining.

–  From a sector allocation perspective, an average underweight to the consumer discretionary and average overweight to the communication services sectors contributed to relative performance.

What didn't work:

–  Stock selection in the industrials, utilities and energy sectors detracted from performance during the reporting period.

–  Sino Biopharma's share price continued to significantly decrease as the company reported financial results below expectations. In addition, Chinese health care stocks fell sharply due to concerns over generic prices, driven by a government GPO (group purchasing organisation) trial plan in China. We eliminated the position in January 2019.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

–  Centrica detracted from results. The loss of customers as well as the market's low conviction in the company's ability to execute its plan has been dragging down its share price. A radical change in strategy and change of CEO was announced in July, yet the plan failed to convince investors. We held this stock at the end of the reporting period and we are reviewing our investment thesis.

–  Schlumberger's shares fell sharply after management lowered both fourth quarter 2018 guidance and its outlook for 2019. We subsequently eliminated our position.

–  In terms of sector allocation, an average underweight to consumer staples and an average overweight to information technology detracted from relative performance.

Portfolio highlights

–  Mirvac is a diversified property group that owns a portfolio of retail, commercial, residential and car park properties across Australia. Its principal activities consist of real estate investment, development and investment management. Given the mix of assets, we expect the company's lease structures will provide fixed and recurring growth. We also believe Mirvac is in a solid position as retail and office markets are expected to experience difficult leasing conditions. The developer performs life cycle assessment on every new project and acts to reduce direct and indirect pollution from construction phase to usage.

–  Zurich Insurance has a global franchise in both commercial and retail property and casualty (P&C) insurance. The company recently strengthen their competitive position in Australia and Latin America and exited some non-core operations like Taiwan. Since 2016 its Chief Executive Officer Greco has been focusing on reducing the volatility of earnings, shifting the business mix to more profitable less volatile line of business, strengthening the balance sheet, as well as improving its footprint thanks to mergers and acquisitions activity. Going forward, we think the market still underappreciates the business shift impact on the company's earnings stability and cash flow generation.

–  During the reporting period, we initiated several new positions, including Orix Corp., Glencore, Naspers, Centrica, Entertainment One and Publicis Groupe. We sold the Fund's positions in Sino Biopharmaceutical, Schlumberger, Sumitomo Mitsui Financials, Mediobanca, Nordea, Lyondellbasel and Banco Bilbao.

–  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.14)%	3.75%	7.01%
Class P2	0.10	3.99	7.28
After deducting maximum sales charge
Class A1	(5.60)%	2.58%	6.41%
MSCI World ex USA Index (net)[3]	1.29	2.04	6.75

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectus(es) were as follows: Class A—2.03% and 1.26%; Class P—1.71% and 1.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS International Sustainable Equity Fund Class A and Class P shares versus the MSCI World ex USA Index (net) over the 10 years ended June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS International Sustainable Equity Fund Class A vs. MSCI World ex USA Index (net)

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2009 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS International Sustainable Equity Fund Class P vs. MSCI World ex USA Index (net)

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2009 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Mirvac Group, REIT	2.9%
Zurich Insurance Group AG	2.8
Aon PLC	2.7
Ping An Insurance Group Co. of China Ltd., H Shares	2.4
SAP SE	2.4
Unilever N.V. CVA	2.4
Brambles Ltd.	2.4
Takeda Pharmaceutical Co. Ltd.	2.4
Prudential PLC	2.3
Bank Central Asia Tbk. PT	2.3
Total	25.0%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	19.0%
United Kingdom	15.0
Switzerland	10.3
United States	7.8
Germany	7.6
Total	59.7%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Industry diversification—June 30, 2019 (unaudited)1

Common stocks	Percentage of net assets
Airlines	0.6%
Auto components	1.1
Automobiles	1.0
Banks	8.1
Biotechnology	1.3
Chemicals	3.3
Commercial services & supplies	2.4
Diversified financial services	3.3
Diversified telecommunication services	1.9
Electronic equipment, instruments & components	1.6
Entertainment	4.5
Equity real estate investment trusts	2.9
Food & staples retailing	0.9
Food products	1.4
Health care equipment & supplies	1.6
Household durables	1.4
Insurance	10.2
Internet & direct marketing retail	2.3
Machinery	6.2
Marine	1.3
Media	1.3
Metals & mining	1.3
Multi-utilities	1.4
Oil, gas & consumable fuels	3.3
Personal products	4.1
Pharmaceuticals	8.6
Real estate management & development	1.5
Road & rail	0.7
Semiconductors & semiconductor equipment	3.5
Software	4.4
Textiles, apparel & luxury goods	2.1
Trading companies & distributors	1.4
Wireless telecommunication services	3.1
Total common stocks	94.0%
Preferred stock	0.7
Short-term investment	4.4
Investment of cash collateral from securities loaned	0.6
Total investments	99.7%
Other assets in excess of liabilities	0.3
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2019

	Number of shares	Value
Common stocks: 94.0%
Australia: 6.9%
Brambles Ltd.	413,457	$3,738,645
Mirvac Group	2,091,720	4,596,380
Santos Ltd.	510,506	2,537,477
Total Australia common stocks		10,872,502
Austria: 1.6%
Erste Group Bank AG*	66,583	2,471,225
Belgium: 0.6%
Galapagos N.V.*,1	7,404	955,146
Canada: 1.4%
Entertainment One Ltd.	427,823	2,156,955
China: 3.8%
China Mobile Ltd.	234,000	2,131,303
Ping An Insurance Group Co. of China Ltd., H Shares	318,500	3,824,430
Total China common stocks		5,955,733
Denmark: 2.0%
AP Moller—Maersk A/S, Class B	1,645	2,040,415
Genmab A/S*	5,948	1,093,704
Total Denmark common stocks		3,134,119
France: 3.9%
Publicis Groupe SA	37,858	1,998,734
Sanofi	29,678	2,561,724
Ubisoft Entertainment SA*	20,146	1,576,988
Total France common stocks		6,137,446
Germany: 6.9%
Bayerische Motoren Werke AG	21,332	1,578,864
Continental AG	11,935	1,740,111
Infineon Technologies AG	61,887	1,094,280
KION Group AG	16,025	1,010,229
LANXESS AG	26,040	1,547,423
SAP SE	27,492	3,775,098
Total Germany common stocks		10,746,005
Hong Kong: 1.5%
Sun Hung Kai Properties Ltd.	136,500	2,315,277
India: 1.7%
Axis Bank Ltd., GDR*	44,857	2,610,677
Indonesia: 3.5%
Bank Central Asia Tbk. PT	1,690,100	3,585,967
Bank Mandiri Persero Tbk. PT	3,273,200	1,859,312
Total Indonesia common stocks		5,445,279
Ireland: 0.6%
Ryanair Holdings PLC, ADR*	15,500	994,170
	Number of shares	Value
Italy: 2.6%
Banca Mediolanum SpA	371,352	$2,734,162
Infrastrutture Wireless Italiane SpA[2]	143,170	1,404,952
Total Italy common stocks		4,139,114
Japan: 19.0%
Inpex Corp.	158,700	1,429,720
Kao Corp.[1]	35,100	2,672,829
KDDI Corp.	105,100	2,674,413
Kissei Pharmaceutical Co. Ltd.	48,500	1,210,082
Kubota Corp.	134,600	2,238,444
Makita Corp.	45,200	1,534,406
MINEBEA MITSUMI, Inc.	73,000	1,235,682
Nabtesco Corp.	71,000	1,971,655
Nintendo Co. Ltd.	8,800	3,223,225
ORIX Corp.	157,700	2,352,007
Shin-Etsu Chemical Co. Ltd.	22,800	2,122,135
Sony Corp.	42,000	2,200,213
Takeda Pharmaceutical Co. Ltd.	104,161	3,693,433
West Japan Railway Co.	13,800	1,115,622
Total Japan common stocks		29,673,866
Netherlands: 3.1%
ASML Holding N.V.	10,035	2,096,620
Koninklijke Ahold Delhaize N.V.	64,898	1,459,528
NXP Semiconductors N.V.	13,087	1,277,422
Total Netherlands common stocks		4,833,570
Norway: 1.7%
Equinor ASA	62,063	1,225,552
Telenor ASA	70,780	1,502,648
Total Norway common stocks		2,728,200
South Africa: 2.3%
Naspers Ltd., N Shares	14,613	3,547,706
South Korea: 0.7%
SK Hynix, Inc.	17,046	1,026,023
Spain: 1.4%
Banco Bilbao Vizcaya Argentaria SA	395,310	2,210,226
Switzerland: 10.3%
Alcon, Inc.*	20,097	1,240,982
Cie Financiere Richemont SA (Registered)	38,578	3,273,716
Glencore PLC*	601,430	2,087,808
Nestle SA (Registered)	21,470	2,222,657
Novartis AG (Registered)	32,808	2,997,822
Zurich Insurance Group AG	12,500	4,352,336
Total Switzerland common stocks		16,175,321
United Kingdom: 15.0%
Ashtead Group PLC	73,685	2,109,208
Centrica PLC	1,916,566	2,136,514
Croda International PLC	23,021	1,496,858
GlaxoSmithKline PLC	151,243	3,028,191
Prudential PLC	165,183	3,599,722

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2019

	Number of shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
Sage Group PLC/The	296,486	$3,021,214
Spectris PLC	68,354	2,498,280
Unilever N.V. CVA	61,669	3,755,832
Weir Group PLC/The	89,531	1,758,368
Total United Kingdom common stocks		23,404,187
United States: 3.5%
Aon PLC	22,000	4,245,560
LivaNova PLC*	17,100	1,230,516
Total United States common stocks		5,476,076
Total common stocks (cost $141,911,755)		147,008,823
Preferred stock: 0.7%
Germany: 0.7%
Jungheinrich AG (cost $1,286,616)	35,865	1,105,195
	Number of shares	Value
Short-term investment: 4.4%
Investment company: 4.4%
State Street Institutional U.S. Government Money Market Fund (cost $6,795,560)	6,795,560	$6,795,560
Total investment companies short-term investment		6,795,560
Investment of cash collateral from securities loaned: 0.6%
Money market fund: 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $970,516)	970,516	970,516
Total investments: 99.7% (cost $150,964,447)		155,880,094
Other assets in excess of liabilities: 0.3%		504,265
Net assets: 100.0%		$156,384,359

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$147,008,823	$—	$—	$147,008,823
Preferred stock	1,105,195	—	—	1,105,195
Short-term investment	—	6,795,560	—	6,795,560
Investment of cash collateral from securities loaned	—	970,516	—	970,516
Total	$148,114,018	$7,766,076	$—	$155,880,094

At June 30, 2019, there were no transfers between Levels 1 and Level 2. At June 30, 2018, $67,729,121 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2019

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,404,952, represented 0.9% of the Fund's net assets at period end.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2019, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 5.95% (Class A shares returned 0.11% after the deduction of the maximum sales charge), while Class P shares returned 6.24%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned -0.49% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 61; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

–  The Fund's overweight to the information technology sector made a positive contribution to performance during the 12-month period. Stock selection within the sector was also positive for relative performance.

–  Shares of Alteryx, a leader in data science and self-service analytics, rallied strongly during the 12 months. The company continued to report revenue and billings well above consensus expectations, with revenue growth accelerating over the prior year. (For details, see "Portfolio highlights.")

–  Universal Display is a manufacturer of emitters and materials that support organic light emitting diodes (OLED) display technology. Shares rose sharply in the first half of 2019 after the company beat consensus expectations for the first quarter and guided to strong revenue growth for 2019. Management and investors remain optimistic about the long-term growth drivers for OLED displays. (For details, see "Portfolio highlights.")

–  Paycom Software is a cloud-based provider of human capital management and payroll applications. The company's shares traded higher throughout the year as the company continued to report quarterly sales and earnings that exceeded expectations. We believe the company's leading position in employee self service, which is based on its mobile app, will continue to be a competitive advantage. We sold the stock after the reporting period.

–  Several individual stock selection decisions benefited performance during the 12 months.

–  Exact Sciences, a developer and manufacturer of Cologuard, a non-invasive molecular diagnostic test for the early detection of colorectal cancer, outperformed after reporting better than expected adoption throughout the year.

–  Roku, a leading platform for streaming TV, advanced after delivering accelerating revenue growth throughout the year. As of the company's first quarter earnings report, active Roku accounts increased 40% year-over-year to 29.1 million, with hours streamed growing to 8.9 billion, up 74% year-over-year. The company's dominant position in the over-the-top streaming landscape continued to improve, as one in three connected TVs sold are Roku enabled, up from one in five a year ago.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

What didn't work:

–  The Fund's allocation to the communication services sector detracted from relative performance for the 12 months ended June 30, 2019.

–  Certain stock selection decisions made a negative contribution to Fund returns.

–  USA Technologies is a provider of credit card payment systems and logistics solutions for vending machines. The company's shares declined after announcing that it would not be able to file its 10-K for fiscal 2018 on a timely basis, due to an ongoing audit committee review of certain contracts and internal controls. We sold the stock during the reporting period.

–  Green Dot offers personal banking products and services including prepaid debit cards, prepaid card reloading services and mobile banking accounts. Shares underperformed following the company's decision to spend $60 million on investments in its banking-as-a-service (BaaS) initiative, which will dampen Green Dot's profitability profile for the year. The company expects these investments to result in more than one million incremental accounts over time, which should enhance the company's growth profile in 2020. We held this stock at the end of the reporting period.

–  Several health care stocks underperformed during the period.

–  Sientra, a manufacturer of breast implants and other aesthetic devices, declined over concerns regarding the potential impact of a March 2019 FDA meeting focused on safety issues related to textured implants, as well as the company's need to raise additional capital to help bridge the gap from negative to positive cash flow. The company successfully addressed the financing overhang, raising an additional $75 million in June 2019 through an equity offering. We held this stock at the end of the reporting period.

–  Inogen develops, manufactures and distributes portable oxygen concentrators (POC) for obstructive pulmonary disease patients. The company underperformed after lowering 2019 revenue guidance by $25 million due in large part to a slowdown in orders from a large national distributor that impacted Inogen's business-to-business sales. A slower than expected expansion of the company's sales force also presented headwinds. We held this stock at the end of the reporting period.

–  Evolent Health is a health care technology company that enables providers to migrate their economic models from fee-for-service to value-based payment models. The company underperformed as investors weighed the impact of potential headwinds, including delayed deployments, on the company's revenues for the first half of 2019. We sold the stock during the reporting period.

Portfolio highlights

–  Universal Display is a leader in the research, development and commercialization of organic light-emitting diode (OLED) technologies and materials. We remain positive regarding expected OLED industry shipments in the coming years as manufacturing capacity continues to grow and adoption across mobile, TV, auto and other form factors continues to broaden.

–  Alteryx designs and develops software solutions for data storage, retrieval, management, reporting and analysis. We believe the large and growing addressable market for business intelligence and advanced analytics will lead to better than expected sales and earnings growth for Alteryx.

UBS U.S. Small Cap Growth Fund

–  Wix.com is a web platform that enables businesses, organizations, professionals and individuals to develop customized websites and applications. The company's rapid growth is being driven by the continued move online by small and medium-sized businesses (SMB). Wix.com provides SMBs with an easy to use web design solution that incorporates full e-commerce capabilities.

–  Chegg is a leading connected learning platform that seeks to improve student outcomes. The company operates an integrated platform of educational services that is online, on-demand, personalized, adaptive, affordable, and backed up by human help. It is transitioning from a capital intensive textbook rental company to a digital student services platform, and we believe that earnings before interest, taxes, depreciation, and amortization will ramp up as this transition progresses.

–  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.95%	9.53%	16.65%
Class P2	6.24	9.82	16.96
After deducting maximum sales charge
Class A1	0.11%	8.30%	15.99%
Russell 2000 Growth Index[3]	(0.49)	8.63	14.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectus(es) were as follows: Class A—1.67% and 1.25%; Class P—1.35% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2019, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depicts the performance of UBS U.S. Small Cap Growth Fund Class A and Class P versus the Russell 2000 Growth Index over the 10 years ended June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Small Cap Growth Fund Class A vs. Russell 2000 Growth Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2009 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS U.S. Small Cap Growth Fund Class P vs. Russell 2000 Growth Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2009 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Universal Display Corp.	2.8%
Alteryx, Inc., Class A	2.6
Wix.com Ltd.	2.4
Chegg, Inc.	2.4
Exact Sciences Corp.	2.1
Planet Fitness, Inc., Class A	2.1
Novocure Ltd.	1.8
Array BioPharma, Inc.	1.7
Generac Holdings, Inc.	1.7
Upland Software, Inc.	1.6
Total	21.2%

Top issuer breakdown by country or territory of origin

Percentage of net assets
United States	97.0%
Israel	2.4
Netherlands	0.7
United Kingdom	0.2
Total	100.3%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—June 30, 2019 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.6%
Airlines	1.2
Banks	3.5
Biotechnology	13.8
Chemicals	1.5
Construction & engineering	2.7
Consumer finance	0.6
Diversified consumer services	3.5
Electrical equipment	2.9
Energy equipment & services	0.4
Entertainment	0.8
Equity real estate investment trusts	2.6
Food & staples retailing	2.7
Health care equipment & supplies	4.2
Health care providers & services	1.3
Health care technology	2.4
Hotels, restaurants & leisure	5.8
Household durables	1.9
Internet & direct marketing retail	0.2
IT services	2.4
Life sciences tools & services	1.2
Machinery	6.2
Multiline retail	1.5
Oil, gas & consumable fuels	0.8
Paper & forest products	0.9
Pharmaceuticals	1.0
Professional services	1.0
Road & rail	0.9
Semiconductors & semiconductor equipment	5.6
Software	16.3
Specialty retail	3.1
Textiles, apparel & luxury goods	1.2
Thrifts & mortgage finance	1.1
Total common stocks	96.8%
Exchange traded fund	0.7
Short-term investment	2.8
Investment of cash collateral from securities loaned	9.2
Total investments	109.5%
Liabilities in excess of other assets	(9.5)
Net assets	100.0%

1  Figures represent the breakdown of direct investments of UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of Investments

June 30, 2019

	Number of shares	Value
Common stocks: 96.8%
Aerospace & defense: 1.6%
Mercury Systems, Inc.*	28,223	$1,985,488
Airlines: 1.2%
SkyWest, Inc.	25,235	1,531,007
Banks: 3.5%
Columbia Banking System, Inc.	28,997	1,049,112
FB Financial Corp.	9,752	356,923
National Bank Holdings Corp., Class A	36,895	1,339,289
Origin Bancorp, Inc.	6,800	224,400
Webster Financial Corp.	26,746	1,277,656
		4,247,380
Biotechnology: 13.8%
Allogene Therapeutics, Inc.*	23,670	635,540
AnaptysBio, Inc.*,1	10,674	602,227
Argenx SE, ADR*	5,912	837,021
Array BioPharma, Inc.*,1	45,105	2,089,715
Avrobio, Inc.*,1	17,943	291,753
Biohaven Pharmaceutical Holding Co. Ltd.*	18,700	818,873
Blueprint Medicines Corp.*	12,481	1,177,333
Bridgebio Pharma, Inc.*	9,800	264,306
Exact Sciences Corp.*,1	21,935	2,589,207
G1 Therapeutics, Inc.*,1	30,030	920,720
Gritstone Oncology, Inc.*,1	52,458	584,382
Immunomedics, Inc.*,1	59,584	826,430
Ligand Pharmaceuticals, Inc.*,1	6,409	731,587
MeiraGTx Holdings PLC*	15,996	429,972
NuCana PLC, ADR*,1	22,000	228,360
Ra Pharmaceuticals, Inc.*	38,926	1,170,505
REGENXBIO, Inc.*	11,996	616,235
Voyager Therapeutics, Inc.*,1	38,140	1,038,171
Xencor, Inc.*	24,723	1,011,912
		16,864,249
Chemicals: 1.5%
Ingevity Corp.*	17,622	1,853,306
Construction & engineering: 2.7%
EMCOR Group, Inc.	19,571	1,724,205
MasTec, Inc.*,1	29,766	1,533,842
		3,258,047
Consumer finance: 0.6%
Green Dot Corp., Class A*	16,265	795,359
Diversified consumer services: 3.5%
Adtalem Global Education, Inc.*	30,542	1,375,917
Chegg, Inc.*	76,046	2,934,615
		4,310,532
Electrical equipment: 2.9%
Generac Holdings, Inc.*	29,089	2,019,067
Regal Beloit Corp.	18,276	1,493,332
		3,512,399
	Number of shares	Value
Energy equipment & services: 0.4%
Patterson-UTI Energy, Inc.	9,460	$108,885
ProPetro Holding Corp.*	17,783	368,108
		476,993
Entertainment: 0.8%
Glu Mobile, Inc.*	144,299	1,036,067
Equity real estate investment trusts: 2.6%
QTS Realty Trust, Inc., Class A	36,053	1,664,927
Ryman Hospitality Properties, Inc.	18,199	1,475,757
		3,140,684
Food & staples retailing: 2.7%
Grocery Outlet Holding Corp.*,1	42,037	1,382,177
Performance Food Group Co.*	46,903	1,877,527
		3,259,704
Health care equipment & supplies: 4.2%
Haemonetics Corp.*	3,273	393,873
Inogen, Inc.*	9,351	624,273
Novocure Ltd.*	34,848	2,203,439
Sientra, Inc.*,1	71,414	439,910
Tactile Systems Technology, Inc.*,1	25,391	1,445,256
		5,106,751
Health care providers & services: 1.3%
LHC Group, Inc.*	13,196	1,577,978
Health care technology: 2.4%
Tabula Rasa HealthCare, Inc.*,1	18,573	927,350
Teladoc Health, Inc.*,1	29,545	1,962,083
		2,889,433
Hotels, restaurants & leisure: 5.8%
Dave & Buster's Entertainment, Inc.[1]	13,431	543,553
Del Taco Restaurants, Inc.*	67,413	864,235
Planet Fitness, Inc., Class A*	33,969	2,460,714
Shake Shack, Inc., Class A*	23,197	1,674,823
Wendy's Co./The	79,296	1,552,616
		7,095,941
Household durables: 1.9%
Roku, Inc.*,1	17,096	1,548,556
Sonos, Inc.*,1	73,663	835,338
		2,383,894
Internet & direct marketing retail: 0.2%
RealReal, Inc./The*	10,310	297,959
IT services: 2.4%
Wix.com Ltd.*	21,102	2,998,594
Life sciences tools & services: 1.2%
Adaptive Biotechnologies Corp.*	6,600	318,780
Charles River Laboratories International, Inc.*	4,961	703,966
Personalis, Inc.*,1	15,800	428,970
		1,451,716

UBS U.S. Small Cap Growth Fund

Portfolio of Investments

June 30, 2019

	Number of shares	Value
Common stocks—(Concluded)
Machinery: 6.2%
Altra Industrial Motion Corp.	48,680	$1,746,638
Chart Industries, Inc.*	22,585	1,736,335
Kadant, Inc.	13,948	1,266,618
Kennametal, Inc.	29,467	1,089,984
Woodward, Inc.	15,691	1,775,594
		7,615,169
Multiline retail: 1.5%
Ollie's Bargain Outlet Holdings, Inc.*,1	21,331	1,858,143
Oil, gas & consumable fuels: 0.8%
Callon Petroleum Co.*,1	18,746	123,536
Matador Resources Co.*,1	44,605	886,748
		1,010,284
Paper & forest products: 0.9%
Boise Cascade Co.	41,337	1,161,983
Pharmaceuticals: 1.0%
Amphastar Pharmaceuticals, Inc.*	32,864	693,759
Collegium Pharmaceutical, Inc.*	36,585	481,093
WaVe Life Sciences Ltd.*	1,061	27,681
		1,202,533
Professional services: 1.0%
ASGN, Inc.*	20,453	1,239,452
Road & rail: 0.9%
Werner Enterprises, Inc.	35,444	1,101,600
Semiconductors & semiconductor equipment: 5.6%
MaxLinear, Inc.*	49,567	1,161,850
Monolithic Power Systems, Inc.	9,164	1,244,288
Semtech Corp.*	21,665	1,041,003
Universal Display Corp.	18,464	3,472,340
		6,919,481
Software: 16.3%
8x8, Inc.*,1	79,723	1,921,324
Alteryx, Inc., Class A*	29,065	3,171,573
Crowdstrike Holdings, Inc., Class A*	23,500	1,604,815
ForeScout Technologies, Inc.*	43,033	1,457,097
LivePerson, Inc.*,1	60,321	1,691,401
Mimecast Ltd.*	31,287	1,461,416
Paycom Software, Inc.*,1	6,176	1,400,223
Proofpoint, Inc.*	14,500	1,743,625
SailPoint Technologies Holding, Inc.*	48,645	974,846
Tenable Holdings, Inc.*,1	40,712	1,161,920
Upland Software, Inc.*	43,825	1,995,352
Varonis Systems, Inc.*	22,286	1,380,395
		19,963,987
	Number of shares	Value
Specialty retail: 3.1%
American Eagle Outfitters, Inc.	66,040	$1,116,076
Children's Place, Inc./The[1]	11,981	1,142,748
Dick's Sporting Goods, Inc.[1]	43,234	1,497,193
		3,756,017
Textiles, apparel & luxury goods: 1.2%
Steven Madden Ltd.	42,544	1,444,369
Thrifts & mortgage finance: 1.1%
Essent Group Ltd.*	28,157	1,323,097
Total common stocks (cost $90,738,632)		118,669,596
Exchange traded fund: 0.7%
iShares Russell 2000 Growth ETF[1] (cost $795,348)	4,090	821,558
Short-term investment: 2.8%
Investment company: 2.8%
State Street Institutional U.S. Government Money Market Fund (cost $3,508,363)	3,508,363	3,508,363
Investment of cash collateral from securities loaned: 9.2%
Money market fund: 9.2%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $11,278,586)	11,278,586	11,278,586
Total investments: 109.5% (cost $106,320,929)		134,278,103
Liabilities in excess of other assets: (9.5)%		(11,679,059)
Net assets: 100.0%		$122,599,044

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS U.S. Small Cap Growth Fund

Portfolio of Investments

June 30, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$118,669,596	$—	$—	$118,669,596
Exchange traded fund	821,558	—	—	821,558
Short-term investment	—	3,508,363	—	3,508,363
Investment of cash collateral from securities loaned	—	11,278,586	—	11,278,586
Total	$119,491,154	$14,786,949	$—	$134,278,103

At June 30, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Portfolio performance

For the 12 months ended June 30, 2019, Class A shares of UBS U.S. Sustainable Equity Fund (the "Fund") returned 6.95% (Class A shares returned 1.08% after the deduction of the maximum sales charge), while Class P shares returned 7.20%. The Fund's benchmark, the S&P 500 Index (the "Index"), returned 10.42% over the same time period. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 71; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance was primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

–  Stock selection within the financial and industrial sectors was beneficial for Fund performance during the 12 months ended June 30, 2019. Underweights to the energy and communication services sectors were also positive for relative performance.

–  Several stock selection decisions contributed positively to Fund performance during the 12-month period.

–  Walgreens Boots was the largest positive contributor to relative returns for the 12-month period. During the fourth quarter of 2018, the company's shares rebounded sharply due to an aggressive share repurchase program and optimism about the potential for more concerted efforts to address declining store traffic. We exited the position, and since then, Walgreens' shares have underperformed significantly. Industry consolidation drove another round of reimbursement pressure, and the company suffered from growing fears that drug retailers and distributors would be drawn into opioid-related litigation.

–  Shares of AGCO Corp. traded higher during the period after management guided expectations toward 10% profit margins. The company benefited from presenting smart pricing initiatives, growth initiatives and cost control measures. (For details, see "Portfolio highlights.")

–  Ameriprise Financial's shares have outperformed in recent quarters as the market has grown more comfortable with the persistence of the company's strong return on equity (ROE). The re-establishment of Ameriprise's capital return story, as well as strong growth in both net loans and card spending activity, contributed to the meaningful increase in the stock price.

–  Gardner Denver's share price increased after the company announced it would buy the industrial segment of Ingersoll-Rand. Gardner Denver will remain intact, removing the risk that its upstream energy and subscale medical businesses would be sold. The new entity will be run by Gardner Denver's management and board. The merger will make Gardner Denver the second largest compressor company in the world.

–  Walt Disney outperformed after its investor day, at which the company debuted its upcoming Disney+ offering, scheduled to launch in November 2019. The offering's content is broader than anticipated and is highly differentiated. The $6.99 offering is competitive, with rival Netflix charging $13. The company's guidance of 60 to 90 million subscribers seems reasonable, particularly given the attractive pricing of Disney+.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Sustainable Equity Fund

What didn't work:

–  Stock selection in the information technology sector, particularly semiconductor memory stocks, detracted from performance for the 12 months ended June 30, 2019.

–  Western Digital and Micron Technology were the two largest detractors during the 12-month period. The companies' underperformance was driven by concerns that increased US-China trade tensions would delay the expected recovery of the semiconductor memory market beyond the second half of 2019. Investors were also concerned that the US's ban on the sale of components to Huawei would disproportionately hurt Micron.

–  While near-term weakness in NAND and DRAM memory pricing affected both Western Digital and Micron Technology, we believe the future of the memory industry will be more profitable than the past. We continue to allocate a large portfolio weight to these stocks.

–  Stock selection in the consumer discretionary sector hindered relative returns.

–  Newell Brands detracted from relative returns during the 12-month period. Following a thorough review by our team, and the issuance of lowered earning guidance by the company, the underlying value of Newell was in question. We exited the position in February of 2019, and will reconsider investing in Newell if a deeper analysis suggests the company offers a potential value opportunity.

–  Other stock selection decisions that detracted from relative performance included two health care names.

–  Allergan underperformed during the 12 months, but the share price bounced late in the reporting period after the company entered into a definitive agreement to be acquired by Abbvie. The purchase price of approximately $63 billion, mainly in cash, represented a 45% premium to the share price at the time of the announcement. We sold this stock prior to the end of the reporting period.

–  Despite splitting its gastrointestinal business and research & development arm into two new publicly traded companies, shares of Ironwood Pharmaceuticals underperformed during the reporting period. Investors remained concerned about slowing growth prospects for Linzess, the company's flagship product. The recent announcement that Allergan, Ironwood's commercial partner, will be acquired by Abbvie introduces some near-term uncertainty. But we believe it also increases the likelihood that the economics of Linzess will eventually be consolidated, either by Abbvie acquiring Ironwood, or by Ironwood buying out Abbvie/Allergan's 50% share. In our view, either scenario would create shareholder value. Several key clinical trial results due in 2020 offer additional potential for upside. We held this stock at the end of the reporting period.

Portfolio highlights

–  Ameriprise Financial provides financial planning, asset management and insurance services. The company has achieved double-digit margins in its flagship advice and wealth management business, benefitting from its strategy to carefully manage the success and happiness of its most productive advisors. Ameriprise has shifted its earnings focus away from more capital-intensive insurance and annuity products, and is relying more heavily on the balance sheet-light asset accumulation and management businesses. This has resulted in strong return on equity (ROE) improvement that we believe should remain fairly stable. Management has expressed confidence that its long-term care (LTC) reserves are sufficient, and says it intends to increase reserve transparency and LTC block characteristics within its public filings.

–  AGCO engages in the manufacture and trade of agricultural equipment and accessories. In our view, the company can more than double earnings over the next five years through a combination of market growth, market share initiatives, operating leverage, improving mix and efficiency measures. In particular, having grown through

UBS U.S. Sustainable Equity Fund

more than 40 acquisitions, AGCO is now introducing a platform strategy across its different products which we believe will enable it to extract significant economies of scale.

–  Simon Property Group operates as a self-administered and self-managed real estate investment trust (REIT). Simon seems well positioned to generate strong, high-single-digit cash flow growth over the next few years. This conviction comes in spite of elevated fears about the future of brick and mortar retail as e-commerce continues to increase its share of US retail sales. Given Simon's position as the largest owner/partner/manager of the world's high-quality shopping centers, we believe the market has overly discounted its growth prospects, which we believe remain attractive.

–  Prudential Financial is a provider of financial services and products. The company is growing earnings at a high compound annual growth rate. Prudential has a unique franchise in Asia where it benefits from the secular trend of an emerging middle class and an increased need for insurance. In the US, the company manages to sustain a high growth profile thanks to disciplined pricing and innovative products such as Elite access.

–  UnitedHealth provides health care coverage, software and consultancy services. We believe the company is uniquely positioned to benefit from the increased consumerization of health care, as it holds industry-leading positions across five key growth markets. Investors have come to appreciate the value of Optum, the company's health services platform, particularly the Insight and Rx businesses. However, we believe the importance of Optum Care, which offers alternative site care delivery, remains underappreciated, both as a longer-term driver of revenues and profits, and as a way of bending the cost curve.

–  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Sustainable Equity Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.15%	8.79%	13.25%
Class P2	7.44%	9.06%	13.53%
After deducting maximum sales charge
Class A1	1.27%	7.56%	12.61%
S&P 500 Index[3]	10.42	10.71	14.70

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectus(es) supplemented from time to time, were as follows: Class A—2.07% and 0.95%; Class P—1.79% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.95% for Class A shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depicts the performance of UBS U.S. Sustainable Equity Fund Class A and Class P shares versus the S&P 500 Index over the 10 years ended June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Sustainable Equity Fund Class A vs. S&P 500 Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2009 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS U.S. Sustainable Equity Fund Class P vs. S&P 500 Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2009 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund

Portfolio statistics and industry diversification—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Amazon.com, Inc.	4.8%
Walt Disney Co./The	4.6
Ameriprise Financial, Inc.	4.5
Simon Property Group, Inc.	4.3
Eli Lilly & Co.	4.3
US Bancorp	4.1
AGCO Corp.	4.1
Prudential Financial, Inc.	4.1
Comerica, Inc.	4.1
UnitedHealth Group, Inc.	3.9
Total	42.8%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	103.3%
Bahamas	3.2
Total	106.5%
Common stocks	Percentage of net assets
Airlines	3.1%
Auto components	2.4
Banks	8.2
Biotechnology	6.0
Building products	1.9
Capital markets	4.5
Commercial services & supplies	3.4
Diversified consumer services	3.2
Entertainment	4.6
Equity real estate investment trusts	4.3
Food products	3.7
Health care providers & services	3.9
Insurance	4.1
Internet & direct marketing retail	4.8
IT services	3.6
Life sciences tools & services	2.6
Machinery	6.5
Pharmaceuticals	7.8
Semiconductors & semiconductor equipment	5.5
Software	7.5
Specialty retail	1.3
Technology hardware, storage & peripherals	5.2
Total common stocks	98.1%
Short-term investment	4.4
Investment of cash collateral from securities loaned	4.0
Total investments	106.5%
Liabilities in excess of other assets	(6.5)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Sustainable Equity Fund

Portfolio of Investments

June 30, 2019

	Number of shares	Value
Common stocks: 98.1%
Airlines: 3.1%
Delta Air Lines, Inc.	16,467	$934,502
Auto components: 2.4%
Aptiv PLC	8,794	710,819
Banks: 8.2%
Comerica, Inc.	16,864	1,225,001
US Bancorp	24,168	1,266,403
		2,491,404
Biotechnology: 6.0%
Cyclerion Therapeutics, Inc.*	10,775	123,374
Incyte Corp.*	8,322	707,037
Ironwood Pharmaceuticals, Inc.*,1	90,214	986,941
		1,817,352
Building products: 1.9%
Masco Corp.	14,924	585,618
Capital markets: 4.5%
Ameriprise Financial, Inc.	9,437	1,369,875
Commercial services & supplies: 3.4%
Stericycle, Inc.*,1	21,429	1,023,235
Diversified consumer services: 3.2%
OneSpaWorld Holdings Ltd.*,1	61,670	955,885
Entertainment: 4.6%
Walt Disney Co./The	9,965	1,391,513
Equity real estate investment trusts: 4.3%
Simon Property Group, Inc.	8,168	1,304,920
Food products: 3.7%
Conagra Brands, Inc.	42,723	1,133,014
Health care providers & services: 3.9%
UnitedHealth Group, Inc.	4,805	1,172,468
Insurance: 4.1%
Prudential Financial, Inc.	12,223	1,234,523
Internet & direct marketing retail: 4.8%
Amazon.com, Inc.*	766	1,450,520
IT services: 3.6%
Visa, Inc., Class A	6,205	1,076,878
Life sciences tools & services: 2.6%
Bio-Rad Laboratories, Inc., Class A*	2,534	792,103
	Number of shares	Value
Machinery: 6.5%
AGCO Corp.	16,100	$1,248,877
Gardner Denver Holdings, Inc.*	20,688	715,805
		1,964,682
Pharmaceuticals: 7.8%
Eli Lilly & Co.	11,639	1,289,485
Johnson & Johnson	7,694	1,071,620
		2,361,105
Semiconductors & semiconductor equipment: 5.5%
Micron Technology, Inc.*	23,125	892,394
ON Semiconductor Corp.*	38,441	776,892
		1,669,286
Software: 7.5%
Adobe, Inc.*	3,969	1,169,466
LogMeIn, Inc.	14,746	1,086,485
		2,255,951
Specialty retail: 1.3%
TJX Cos., Inc./The	7,395	391,048
Technology hardware, storage & peripherals: 5.2%
NetApp, Inc.	13,152	811,478
Western Digital Corp.	15,876	754,904
		1,566,382
Total common stocks (cost $28,614,105)		29,653,083
Short-term investment: 4.4%
Investment company: 4.4%
State Street Institutional U.S. Government Money Market Fund (cost $1,324,592)	1,324,592	1,324,592
Investment of cash collateral from securities loaned: 4.0%
Money market fund: 4.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $1,211,056)	1,211,056	1,211,056
Total investments: 106.5% (cost $31,149,753)		32,188,731
Liabilities in excess of other assets: (6.5)%		(1,969,110)
Net assets: 100.0%		$30,219,621

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS U.S. Sustainable Equity Fund

Portfolio of Investments

June 30, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$29,653,083	$—	$—	$29,653,083
Short-term investment	—	1,324,592	—	1,324,592
Investment of cash collateral from securities loaned	—	1,211,056	—	1,211,056
Total	$29,653,083	$2,535,648	$—	$32,188,731

At June 30, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the 12 months ended June 30, 2019, Class A shares of UBS Municipal Bond Fund (the "Fund") returned 7.17% (Class A shares returned 4.78% after the deduction of the maximum sales charge), while Class P shares returned 7.55%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned 6.71%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned 6.81% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 77; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period and outperformed its benchmark. This was primarily due to positioning on the municipal yield curve and security selection.

Portfolio performance summary1

What worked:

–  Yield curve positioning contributed to performance. In particular, underweights to the three and five year portions of the curve, along with overweights to the seven, ten, 15 and 20 year portions of the curve, were beneficial for relative performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

–  Security selection, overall, was beneficial for results. The Fund's holdings of municipal securities rated A, AA and AAA were additive for returns. The Fund's holdings in the transportation sector, as well as state and local general obligation bonds, were also beneficial.

–  An overweight to the leasing sector contributed to returns.

What didn't work:

–  Duration positioning detracted from performance. Having a shorter duration than that of the benchmark was a headwind for results as yields declined across the curve.

–  Having no allocation to the long end of the municipal yield curve (22+ years) detracted from performance as it outperformed the benchmark.

–  Positioning in a number of sectors detracted from performance. In particular, underweights to the industrial development/pollution control revenue and hospital sectors were drags on relative results.

–  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Municipal Bond Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	7.17%	2.97%
Class P3	7.55	3.23
After deducting maximum sales charge
Class A2	4.78%	2.47%
Bloomberg Barclays Municipal Bond Index[4]	6.71	3.51
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[5]	6.81	3.21

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectus(es) were as follows: Class A—1.03% and 0.65%; Class P—0.79% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.65% for Class A shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.25% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depicts the performance of UBS Municipal Bond Fund Class A and Class P shares versus the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index from November 10, 2014, which is the inception date of the two classes, through June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Municipal Bond Fund Class A vs. Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of November 10, 2014 = $9,775

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%.

UBS Municipal Bond Fund Class P vs. Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of November 10, 2014 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
California	2.3%
Connecticut	7.4
Florida	11.6
Illinois	13.2
Maryland	1.9
Massachusetts	1.8
Michigan	3.3
Mississippi	1.0
Nebraska	1.4
Nevada	2.2
New Jersey	3.7
New York	21.1
North Carolina	1.5
Ohio	1.2
Pennsylvania	13.3
Rhode Island	1.0
South Carolina	2.4
Texas	8.8
Utah	1.1
Washington	1.2
Total long-term municipal bonds	101.4%
Short-term investment	0.3
Total investments	101.7%
Liabilities in excess of other assets	(1.7)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2019

	Face amount	Value
Long-term municipal bonds: 101.4%
California: 2.3%
California State Kindergarten, GO Bonds, Series A5, 1.250%, due 05/01/34[1]	$300,000	$300,000
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	1,000,000	1,185,510
Series A, 5.000%, due 06/01/33	650,000	762,541
Irvine Improvement Bond Act 1915 Limited Obligation (Assessment District 03-19), Series B, 1.500%, due 09/02/29[1,2]	100,000	100,000
		2,348,051
Connecticut: 7.4%
State of Connecticut, GO Bonds 5.000%, due 09/15/25	2,140,000	2,546,686
Series A, 5.000%, due 04/15/25	1,250,000	1,473,787
Series B, 5.000%, due 04/15/25	2,000,000	2,358,060
Series C, 5.000%, due 06/15/23	1,000,000	1,131,520
		7,510,053
Florida: 11.6%
Central Florida Expressway Authority Revenue Bonds, Series B, 5.000%, due 07/01/34	1,000,000	1,202,690
Miami-Dade County Revenue Bonds 5.000%, due 10/01/26	1,000,000	1,234,910
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,145,780
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM 5.000%, due 10/01/26	1,020,000	1,213,045
South Florida Water Management District, COP 5.000%, due 10/01/34	1,000,000	1,172,600
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,343,240
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,162,950
Series D, 5.000%, due 11/01/31	1,000,000	1,150,280
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,175,940
		11,801,435
	Face amount	Value
Illinois: 13.2%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/30	$1,000,000	$1,156,090
Series B, 5.000%, due 01/01/31	1,050,000	1,207,605
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	1,830,000	1,913,393
Series A, 5.000%, due 11/15/26	1,500,000	1,752,015
Illinois Finance Authority Revenue Bonds 5.000%, due 07/01/37	1,000,000	1,237,240
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,215,810
Railsplitter Tobacco Settlement Authority Revenue Bonds 5.000%, due 06/01/25	1,235,000	1,451,915
State of Illinois, GO Bonds, Series B, 5.000%, due 10/01/21	1,000,000	1,067,200
State of Illinois, Sales Tax Revenue Bonds 5.000%, due 06/15/20	1,190,000	1,224,653
5.000%, due 06/15/22	1,105,000	1,194,450
		13,420,371
Maryland: 1.9%
County of Prince George's MD, GO Bonds, Series A, 5.000%, due 07/15/30	1,000,000	1,292,950
Montgomery County Consolidated Public (Improvement Bond), GO Bonds, Series E, 1.920%, due 11/01/37[1]	600,000	600,000
		1,892,950
Massachusetts: 1.8%
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 01/01/40	1,500,000	1,804,230
Michigan: 3.3%
Michigan Finance Authority, Trinity Health Credit Group, Hospital Revenue Bonds, Series A, 5.000%, due 12/01/35	1,000,000	1,203,510
Michigan State Building Authority Revenue Bonds, Series I, 5.000%, due 10/15/29	1,800,000	2,191,680
		3,395,190

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2019

	Face amount	Value
Long-term municipal bonds—(Continued)
Mississippi: 1.0%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc. Project), Revenue Bonds, Series L, 2.000%, due 11/01/35[1]	$1,000,000	$1,000,000
Nebraska: 1.4%
Douglas County Hospital Authority No. 2 Revenue Bonds 5.000%, due 05/15/25	1,250,000	1,482,675
Nevada: 2.2%
Clark County, Las Vegas-McCarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,269,785
New Jersey: 3.7%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.000%, due 06/15/27	1,500,000	1,652,700
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,168,730
Series E, 5.000%, due 01/01/34	860,000	991,184
		3,812,614
New York: 21.1%
City of New York, GO Bonds, Subseries F-1, 5.000%, due 04/01/34	1,100,000	1,353,187
Subseries F-1, 5.000%, due 04/01/40	1,000,000	1,203,940
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series EE, 5.000%, due 06/15/40	1,000,000	1,200,590
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Revenue Bonds, Series A, 1.950%, due 06/15/32[1]	900,000	900,000
Series DD-2, 1.950%, due 06/15/43[1]	300,000	300,000
Series EE-2, 5.000%, due 06/15/40	1,200,000	1,476,252
Series FF, 5.000%, due 06/15/39	2,000,000	2,428,340
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	1,000,000	1,220,120
	Face amount	Value
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-2, 5.000%, due 08/01/38	$1,000,000	$1,195,170
Series C-2, 5.000%, due 05/01/35	3,000,000	3,668,730
Series E-4, 1.950%, due 02/01/45[1]	900,000	900,000
Subseries A1, 5.000%, due 08/01/33	1,230,000	1,528,152
New York City Transitional Finance Authority Revenue Bonds, Subseries B-1, 5.000%, due 08/01/33	1,000,000	1,157,350
Subseries E-1, 5.000%, due 02/01/32	1,000,000	1,194,010
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds, Series A, 5.000%, due 03/15/36	1,500,000	1,844,580
		21,570,421
North Carolina: 1.5%
Charlotte-Mecklenburg Hospital Authority Health Care Systems Revenue Bonds, AGM, Series E, 1.920%, due 01/15/44[1]	1,500,000	1,500,000
Ohio: 1.2%
State of Ohio, Cleveland Clinic Health System Revenue Bonds, Series A, 5.000%, due 01/01/32	1,000,000	1,227,200
Pennsylvania: 13.3%
City of Philadelphia, GO Bonds 5.000%, due 08/01/20	1,590,000	1,652,026
Series A, 5.000%, due 08/01/22	1,000,000	1,106,890
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds 5.000%, due 06/01/24	1,625,000	1,868,328
Commonwealth of Pennsylvania, GO Bonds 5.000%, due 09/15/25	1,500,000	1,808,550
Pennsylvania Turnpike Commission Revenue Bonds 5.000%, due 12/01/25[3]	2,170,000	2,582,994
5.000%, due 12/01/30	1,750,000	2,095,030
Series 2017-3, 5.000%, due 12/01/28	1,000,000	1,211,690
Series A-2, 5.000%, due 12/01/28	1,000,000	1,242,910
		13,568,418

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2019

	Face amount	Value
Long-term municipal bonds—(Concluded)
Rhode Island: 1.0%
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/21	$1,000,000	$1,059,340
South Carolina: 2.4%
South Carolina Public Service Authority (Escrowed to Maturity), Revenue Bonds, Series B, 5.000%, due 12/01/20[4]	555,000	583,188
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/26	1,010,000	1,189,356
South Carolina Public Service Authority-Unrefunded Balance, Revenue Bonds, Series B, 5.000%, due 12/01/20	690,000	721,968
		2,494,512
Texas: 8.8%
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds 5.000%, due 08/01/24	1,000,000	1,168,000
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Methodist Hospital), Subseries C-1, 1.950%, due 12/01/24[1]	1,000,000	1,000,000
Subseries C-2, 1.950%, due 12/01/27[1]	700,000	700,000
Lower Colorado River Authority Refunding LCRA Transmission Services, Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,261,740
	Face amount	Value
Lower Neches Valley Texas Authority Industrial Development Corp. Revenue Bonds (ExxonMobil Project) 1.890%, due 11/01/38[1]	$100,000	$100,000
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,466,260
University of Texas Revenue Bonds, Series A, 5.000%, due 08/15/38	1,000,000	1,248,970
		8,944,970
Utah: 1.1%
Murray City Hospital Revenue (IHC Health Services, Inc.), Revenue Bonds, Series C, 1.890%, due 05/15/36[1]	1,140,000	1,140,000
Washington: 1.2%
Washington State, GO Bonds, Series C, 5.000%, due 02/01/37	1,000,000	1,235,190
Total long-term municipal bonds (cost $99,563,763)		103,477,405
	Number of shares
Short-term investment: 0.3%
Investment company: 0.3%
State Street Institutional U.S. Government Money Market Fund (cost $280,004)	280,004	280,004
Total investments: 101.7% (cost $99,843,767)		103,757,409
Liabilities in excess of other assets: (1.7)%		(1,739,897)
Net assets: 100.0%		$102,017,512

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term municipal bonds	$—	$103,477,405	$—	$103,477,405
Short-term investment	—	280,004	—	280,004
Total	$—	$103,757,409	$—	$103,757,409

At June 30, 2019 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $100,000, represented 0.1% of the Fund's net assets at period end.

3  This security is considered restricted. At period end, the value of restricted security was $2,582,994, represented 2.5% of the Fund's net assets. The table below provides further information.

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 06/30/19	Value as a percentage of net assets
Pennsylvania Turnpike Commission Revenue Bonds, 5.000%, due 12/01/25	09/21/2018	$2,396,505	2.3%	$2,582,994	2.5%

4  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance

For the period from its inception on October 24, 2018 through June 30, 2019 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned 7.75%. For comparison purposes, the Bloomberg Barclays U.S. Treasury Index (the "Index") returned 8.20%. The Fund's secondary benchmark, the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, retuned 8.03% during the reporting period. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasuries.

Market review

Global economic growth has continued to decelerate amid the uncertainty associated with trade and technology conflicts. There was a high degree of anticipation amongst investors ahead of the G20 meeting of major government leaders in Osaka, Japan in late June. In the end, the burgeoning optimism could be seen as well founded, as there was agreement to resume the stalled trade talks between the US and China, as well as a delay on the introduction of further tariffs on Chinese imports into the US.

After Federal Reserve Board (Fed) policymakers continuously softened their language on the interest rate outlook during the reporting period, Fed Chairman Powell noted the case for easing monetary policy had grown stronger and pledged to act as needed. After expecting further rate hikes, investors started to price a loosening of the monetary policy stance and now expect the central bank to cut interest rates in the second half of 2019.

The US economy showed relatively healthy growth and labour market numbers. However, there were mounting signs of a possible slowdown as global growth spluttered amidst ongoing trade tensions. Measures of services and manufacturing activity, as well as consumer spending, were also muted in the US.

Driven by a healthy but slowing economy and the dovish turn from global central banks, 10-year US Treasury yields breached the 2% mark towards the end of the reporting period after starting the reporting period around the 3.2% mark.

Led by the fall in the US Treasury yields and the resulting rally of US Treasury bonds, sustainable development bank (SDB) bonds also rallied during the reporting period. Driven by robust demand for high quality bonds and a lack of supply, spreads of SDB bonds tightened versus US Treasury bonds.

UBS Sustainable Development Bank Bond Fund

Portfolio performance summary

The Fund is managed relative to a composite index, which is a blend of two market indicies designed to measure the performance of the US dollar denominated multilateral development bank bond market. The Fund seeks to minimize tracking error relative to composite index but does not seek to directly replicate the index, which is referred to as its "secondary benchmark" above. During the reporting period, the Fund's underperformance relative to its secondary benchmark was largely driven by transaction costs associated with the construction of the Fund's portfolio given its launch in October 2018, along with fees and expenses attendant to running a mutual fund (the secondary benchmark is a passive composite index and does not reflect fees or expenses). Additionally, the performance deviation between the Fund and the primary index is explained by the longer duration of the Index.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on October 24, 2018 through June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

Inception[1]
Class P2	7.75%
Bloomberg Barclays U.S. Treasury Index[3]	8.20
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.[4]	8.03

The annualized gross and net expense ratios, respectively, for Class P shares as in the October 23, 2018 prospectus(es) were as follows: Class P—0.63% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.25% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Sustainable Development Bank Bond Fund is October 24, 2018.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Illustration of an assumed investment of $5,000,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS Sustainable Development Bank Bond Fund Class P shares versus the Bloomberg Barclays U.S. Treasury Index and Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index from October 24, 2018, the inception date of Class P through June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Sustainable Development Bank Bond Fund Class P vs. Bloomberg Barclays U.S. Treasury Index and Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of October 24, 2018 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings	Percentage of net assets
Inter-American Development Bank, 3.125%, due 09/18/28	7.3%
International Bank for Reconstruction & Development, 2.500%, due 11/22/27	7.1
Inter-American Development Bank, 2.375%, due 07/07/27	4.6
International Bank for Reconstruction & Development, 2.500%, due 11/25/24	4.1
International Development Association, 2.750%, due 04/24/23	4.0
Inter-American Development Bank, GMTN, 2.000%, due 06/02/26	4.0
Asian Infrastructure Investment Bank/The, 2.250%, due 05/16/24	3.8
IDB Trust Services Ltd., 3.389%, due 09/26/23	3.3
International Bank for Reconstruction & Development, 1.875%, due 10/27/26	3.1
International Bank for Reconstruction & Development, 2.500%, due 07/29/25	3.1
Total	44.4%
Sector allocation	Percentage of net assets
Non-US government obligations	98.5%
Short-term investment	0.6
Investment of cash collateral from securities loaned	0.0 †
Total investments	99.1%
Other assets in excess of liabilities	0.9
Net assets	100.0%

†  Amount represents less than 0.05%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

June 30, 2019

	Face amount	Value
Non-US government obligations: 98.5%
Supranationals: 98.5%
African Development Bank, 3.000%, due 09/20/23	$100,000	$104,462
Series GDIC, 1.875%, due 03/16/20	475,000	474,005
Series GDIF, 1.250%, due 07/26/21	325,000	321,152
2.125%, due 11/16/22	100,000	100,969
Agence Francaise de Developpement 1.625%, due 01/21/20[1]	250,000	249,161
Agence Francaise de Developpement, EMTN 2.750%, due 03/22/21[1]	600,000	607,610
2.750%, due 01/22/22[1]	200,000	204,088
Asian Development Bank, GMTN 2.000%, due 01/22/25	75,000	75,316
2.500%, due 11/02/27	100,000	103,031
2.625%, due 01/12/27	100,000	104,346
2.750%, due 01/19/28	340,000	357,322
3.125%, due 09/26/28	400,000	434,151
Asian Infrastructure Investment Bank/The 2.250%, due 05/16/24	950,000	965,584
Corp. Andina de Fomento 2.125%, due 09/27/21	125,000	123,866
4.375%, due 06/15/22	300,000	315,666
Council of Europe Development Bank 1.625%, due 03/16/21	750,000	746,024
2.500%, due 02/27/24	300,000	307,986
European Bank for Reconstruction & Development, GMTN 1.500%, due 11/02/21	100,000	99,242
2.125%, due 03/07/22	300,000	302,203
2.750%, due 04/26/21	300,000	304,636
2.750%, due 03/07/23	300,000	309,627
European Investment Bank 1.875%, due 02/10/25[2]	375,000	374,707
2.625%, due 03/15/24	225,000	232,850
3.250%, due 01/29/24	400,000	424,383
IDB Trust Services Ltd. 3.389%, due 09/26/23[1]	800,000	830,088
IDB Trust Services Ltd., EMTN 2.393%, due 04/12/22[1]	200,000	200,094
Inter-American Development Bank 2.125%, due 01/15/25	375,000	379,113
2.250%, due 06/18/29	700,000	705,654
2.375%, due 07/07/27	1,135,000	1,161,675
2.625%, due 01/16/24	400,000	412,424
3.000%, due 02/21/24	375,000	393,752
3.125%, due 09/18/28	1,700,000	1,845,651
	Face amount	Value
Inter-American Development Bank, GMTN 1.750%, due 04/14/22	$100,000	$99,806
2.000%, due 06/02/26	1,000,000	1,000,426
2.625%, due 04/19/21	150,000	151,910
International Bank for Reconstruction & Development, 2.000%, due 01/26/22	100,000	100,501
2.125%, due 07/01/22	550,000	557,240
2.500%, due 03/19/24	650,000	668,302
Series GDIF, 1.375%, due 05/24/21	350,000	346,685
1.875%, due 10/27/26	800,000	794,207
2.500%, due 11/25/24	1,000,000	1,031,614
2.500%, due 07/29/25	750,000	773,278
2.500%, due 11/22/27	1,740,000	1,799,253
International Development Association 2.750%, due 04/24/23[1]	975,000	1,007,476
International Finance Corp., GMTN 1.125%, due 07/20/21	250,000	246,332
2.125%, due 04/07/26	575,000	580,646
2.875%, due 07/31/23	100,000	103,979
Kreditanstalt fuer Wiederaufbau 2.000%, due 05/02/25	700,000	704,368
2.875%, due 04/03/28	275,000	292,158
Nordic Investment Bank 2.125%, due 02/01/22	400,000	402,931
2.875%, due 07/19/23	600,000	623,991
Total non-US government obligations (cost $23,836,895)		24,855,941
	Number of shares
Short-term investment: 0.6%
Investment company: 0.6%
State Street Institutional U.S. Government Money Market Fund (cost $151,259)	151,259	151,259
Investment of cash collateral from securities loaned: 0.0%†
Money market fund: 0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio (cost $5,138)	5,138	5,138
Total investments: 99.1% (cost $23,993,292)		25,012,338
Other assets in excess of liabilities: 0.9%		222,940
Net assets: 100.0%		$25,235,278

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

June 30, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-US government obligations	$—	$24,855,941	$—	$24,855,941
Short-term investment	—	151,259	—	151,259
Investment of cash collateral from securities loaned	—	5,138	—	5,138
Total	$—	$25,012,338	$—	$25,012,338

At June 30, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2019, Class A shares of UBS Total Return Bond Fund (the "Fund") returned 7.63% (Class A shares returned 3.61% after the deduction of the maximum sales charge), while Class P shares returned 7.95%.For comparison purposes, the Bloomberg Barclays US Aggregate Index (the "Index") returned 7.87%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 93; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit-default swap index (CDX) options and total return swaps, were used to manage the Fund's credit exposure. For active currency management, we utilized FX forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as often times they are used as a complement or risk mitigate to other existing positions in the portfolio.

Market commentary

The US economy continued to expand during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at 3.4% and 2.2% seasonally adjusted annualized rates during the third and fourth quarters of 2018, respectively. GDP growth then bounced back to 3.1% during the first quarter of 2019. Finally, the US Commerce Department's initial estimate for second quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

After raising interest rates four times in 2018, in January 2019 the US Federal Reserve Board (the "Fed"). started to reverse course, saying it would pause from additional rate hikes as it monitored incoming economic data. At its meeting that concluded on March 20, 2019, most Federal Open Market Committee ("FOMC")1 members indicated that they did not feel additional rate hikes would be needed in 2019. Finally, after its June 2019 meeting, Fed Chair Jerome Powell said, "The case for somewhat more accommodative policy has strengthened" and the market anticipates one or two rate cuts by the end of the year.

The global fixed income market posted solid results during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). Periods of investor risk aversion, the Fed's monetary policy reversal and modest inflation helped to push yields lower. For the 12 month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.85% to 2.00%. Government bond yields outside the US also generally moved lower, as the European Central Bank, the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index,2 returned 7.87% for the 12 months ended June 30, 2019. Returns of riskier fixed income securities were also positive. High yield bonds, as measured by the ICE

1  The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

2  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Total Return Bond Fund

BofAML US High Yield Cash Pay Constrained Index,3 returned 7.60% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),4 gained 11.32%.

Portfolio performance summary

What worked:

–  Duration management: The Fund's tactical adjustments to duration contributed to returns over the reporting period, as did yield curve positioning. In particular, exposure to long-term US interest rates was beneficial as the yield curve flattened. The Fund also benefited from its exposure to New Zealand, as their yields declined due to slowing growth.

–  Commercial mortgage-backed securities ("CMBS"): The Fund's allocation to CMBS contributed to performance.

–  Corporate security selection: Issue selection within corporates, particularly in both financials and industrials, was additive for returns.

What didn't work:

–  Mortgage-backed security (MBS) security selection: Issue selection of agency MBS detracted from performance.

–  Select active FX exposure. The Fund occasionally implemented active foreign exchange positions. Long exposure to both the Swedish krona and Norwegian krone detracted from returns over the course of the reporting period.

Market outlook

US Treasury yields have moved sharply lower on concerns over inflation and an expectation that the Fed will cut rates in July 2019 and again over the remainder of the year. US growth indicators are mixed with the economy decelerating. Trade tensions and geopolitical risks are asserting their influence on the macro and investment environment. Market consensus has shifted towards a more protracted negotiation between the US and China, which will weigh on the economic outlook and potentially financial conditions. Globally, central banks have adopted a dovish tone, which is conducive for diversified carry strategies. Carry, as it relates to currency investing, is the profit or loss that can be made from interest rate differentials in two countries.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

3  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Total Return Bond Fund

Average annual total returns for periods ended 06/30/19 (unaudited)

	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A2	7.63%	N/A	2.18%
Class P3	7.95	1.72%	5.59
After deducting maximum sales charge
Class A2	3.61%	N/A	0.78%
Bloomberg Barclays US Aggregate Bond Index[4]	7.87	2.95%	2.27

The annualized gross and net expense ratios as in the October 26, 2018 prospectus(es) were as follows: Class A—1.46% and 0.76%; Class P—1.31% and 0.51%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Bond Index is 3.90%. The Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 in exchange for the Fund's Class P shares (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 3.75% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depicts the performance of UBS Total Return Bond Fund Class A and Class P shares versus the Bloomberg Barclays US Aggregate Bond Index from September 29, 2016 for Class A and over 10 years for Class P, both ending June 30, 2019. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Total Return Bond Fund Class A vs. Bloomberg Barclays US Aggregate Bond Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of September 29, 2016 = $9,625.

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 3.75%.

UBS Total Return Bond Fund Class P vs. Bloomberg Barclays US Aggregate Bond Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2009 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
FNMA, 3.500% due 02/01/48	2.6%
GNMA II, 3.500% due 10/20/48	1.9
FHLMC, 4.000% due 04/01/49	1.7
GNMA II, 3.000% due 08/20/46	1.7
US Treasury Notes, 2.250% due 04/30/24	1.5
FNMA, 3.000% due 08/01/46	1.5
FNMA, 3.500% due 03/01/48	1.4
VNDO Mortgage Trust, 4.079% due 12/13/29	1.3
CHT Mortgage Trust, 5.394% due 11/15/36	1.2
Honda Auto Receivables Owner Trust, 1.620% due 08/15/22	1.1
Total	15.9%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	91.7%
United Kingdom	2.5
Colombia	1.2
Canada	1.1
New Zealand	0.8
Total	97.3%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—June 30, 2019 (unaudited)1

Corporate bonds	Percentage of net assets
Agriculture	0.1%
Auto manufacturers	0.2
Banks	6.6
Beverages	0.5
Biotechnology	0.6
Chemicals	1.9
Commercial banks	0.3
Commercial services	0.4
Computers	0.6
Diversified financial services	1.8
Electric	1.3
Food	0.3
Healthcare-products	0.5
Healthcare-services	0.8
Insurance	1.0
Internet	0.4
IT services	0.1
Media	1.5
Mining	0.3
Miscellaneous manufacturers	0.9
Oil & gas	2.3
Pharmaceuticals	1.6
Pipelines	1.7
Real estate	1.6
Real estate investment trust	0.5
Retail	0.2
Semiconductors	1.0
Software	1.0
Telecommunications	1.3
Transportation	0.4
Total corporate bonds	31.7%
Percentage of net assets
Asset-backed securities	13.1%
Commercial mortgage-backed securities	15.8
Mortgage-backed securities	26.0
Municipal bonds and notes	1.0
Non-US government obligations	2.7
U.S. treasury obligations	5.3
Preferred stock	0.3
Short-term investment	4.6
Investment of cash collateral from securities loaned	1.5
Swaptions purchased	0.0 †
Total investments	102.0%
Liabilities in excess of other assets	(2.0)
Net assets	100.0%

†  Amount represents less than 0.05%.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

	Face amount[1]	Value
Corporate bonds: 31.7%
Belgium: 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	$183,392
Brazil: 0.7%
Petrobras Global Finance BV 7.375%, due 01/17/27	250,000	286,000
Canada: 1.1%
Canadian Natural Resources Ltd., GMTN 4.950%, due 06/01/47	50,000	56,935
Cenovus Energy, Inc. 5.400%, due 06/15/47	80,000	86,511
NOVA Chemicals Corp. 5.250%, due 08/01/23[2]	210,000	212,888
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	69,214
Total Canada corporate bonds		425,548
Cayman Islands: 0.5%
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/23[3]	200,000	194,000
China: 0.5%
Country Garden Holdings Co. Ltd. 8.000%, due 01/27/24[3]	200,000	216,749
Colombia: 0.2%
Ecopetrol SA 5.375%, due 06/26/26	70,000	77,273
Hong Kong: 0.5%
Yanlord Land HK Co. Ltd. 6.750%, due 04/23/23[3]	200,000	204,125
Israel: 0.1%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	57,000	54,535
Luxembourg: 0.5%
INEOS Group Holdings SA 5.625%, due 08/01/24[2,4]	200,000	204,000
Netherlands: 0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[2]	65,000	66,645
Peru: 0.3%
Southern Copper Corp. 6.750%, due 04/16/40	90,000	113,203
United Kingdom: 2.5%
Barclays PLC 4.836%, due 05/09/28[4]	200,000	204,678
HSBC Holdings PLC 3.400%, due 03/08/21	260,000	263,935
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	208,569
	Face amount[1]	Value
Reynolds American, Inc. 7.250%, due 06/15/37	35,000	$43,704
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	250,000	256,406
Total United Kingdom corporate bonds		977,292
United States: 24.1%
Abbott Laboratories 3.750%, due 11/30/26	45,000	48,634
AbbVie, Inc. 2.500%, due 05/14/20	200,000	199,960
ADT Security Corp./The 3.500%, due 07/15/22	140,000	139,650
AEP Texas, Inc., Series E, 6.650%, due 02/15/33	50,000	66,389
Alabama Power Co. 6.000%, due 03/01/39	100,000	131,146
Apache Corp. 4.375%, due 10/15/28[4]	100,000	104,451
Apple, Inc. 4.650%, due 02/23/46	50,000	59,237
AT&T, Inc. 4.300%, due 02/15/30	266,000	284,049
Bank of America Corp. 6.110%, due 01/29/37	125,000	159,288
Bank of America Corp., MTN 4.200%, due 08/26/24	150,000	159,474
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49	50,000	56,365
Biogen, Inc. 4.050%, due 09/15/25	100,000	107,206
5.200%, due 09/15/45[4]	50,000	56,145
Boston Properties LP, REIT 2.750%, due 10/01/26	210,000	206,641
Bristol-Myers Squibb Co. 3.200%, due 06/15/26[2]	150,000	155,632
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	30,000	29,303
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	100,000	124,137
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[2]	150,000	156,982
CF Industries, Inc. 3.450%, due 06/01/23[4]	150,000	150,375
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20	150,000	151,324
Citigroup, Inc. 4.125%, due 07/25/28	50,000	52,824
5.500%, due 09/13/25	300,000	339,613
Comcast Corp. 3.969%, due 11/01/47	88,000	92,484
4.600%, due 10/15/38	50,000	57,200
4.700%, due 10/15/48	50,000	58,593

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
CVS Health Corp. 4.300%, due 03/25/28	120,000	$126,472
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[2]	100,000	102,985
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	112,958
Eaton Corp. 2.750%, due 11/02/22	190,000	192,431
Energy Transfer Operating LP 5.500%, due 06/01/27	50,000	55,869
Enterprise Products Operating LLC 2.850%, due 04/15/21	105,000	105,775
Exelon Corp. 3.400%, due 04/15/26	150,000	153,953
Fiserv, Inc. 3.200%, due 07/01/26	60,000	61,200
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	199,012
General Electric Co., Series D, (fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[4,5]	99,000	94,967
General Motors Co. 6.600%, due 04/01/36	70,000	77,490
Georgia Power Co., Series C, 2.000%, due 09/08/20	70,000	69,593
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	79,328
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	30,000	34,284
5.750%, due 01/24/22	305,000	329,478
Home Depot, Inc./The 2.125%, due 09/15/26	100,000	97,823
Illinois Tool Works, Inc. 2.650%, due 11/15/26	80,000	80,790
International Lease Finance Corp. 5.875%, due 08/15/22	120,000	130,675
JPMorgan Chase & Co., Series I, 3 mo. USD LIBOR + 3.470%, 6.053%, due 07/30/19[5,6]	143,000	142,687
Kinder Morgan, Inc. 5.550%, due 06/01/45	40,000	46,253
6.500%, due 09/15/20	100,000	104,791
Kroger Co./The 6.900%, due 04/15/38	25,000	31,651
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[2]	45,000	47,553
4.569%, due 02/01/29[2]	155,000	170,283
Life Technologies Corp. 6.000%, due 03/01/20	135,000	137,849
LYB International Finance BV 4.875%, due 03/15/44	50,000	53,260
Marathon Oil Corp. 4.400%, due 07/15/27	75,000	79,639
	Face amount[1]	Value
Marathon Petroleum Corp. 4.750%, due 09/15/44	70,000	$72,126
MetLife, Inc. 6.400%, due 12/15/36	35,000	40,019
Microsoft Corp. 2.375%, due 02/12/22	250,000	252,599
4.450%, due 11/03/45	60,000	71,872
Morgan Stanley 4.875%, due 11/01/22	350,000	374,666
Morgan Stanley, GMTN 4.350%, due 09/08/26	140,000	150,066
MPLX LP 4.875%, due 06/01/25	70,000	76,037
Nabors Industries, Inc. 4.625%, due 09/15/21	150,000	146,250
NCR Corp. 5.000%, due 07/15/22	40,000	40,338
Netflix, Inc. 5.500%, due 02/15/22	140,000	147,175
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	50,000	52,100
Prudential Financial, Inc., MTN 6.625%, due 06/21/40	50,000	70,086
QUALCOMM, Inc. 3.250%, due 05/20/27	60,000	61,179
Quicken Loans, Inc. 5.750%, due 05/01/25[2]	260,000	267,717
RR Donnelley & Sons Co. 7.875%, due 03/15/21	36,000	36,720
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	200,000	219,205
Seagate HDD Cayman 5.750%, due 12/01/34	80,000	78,602
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	100,000	99,792
Smithfield Foods, Inc. 3.350%, due 02/01/22[2]	80,000	79,777
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	50,000	53,118
Synchrony Financial 4.500%, due 07/23/25	90,000	94,433
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]	60,000	64,891
Tenet Healthcare Corp. 4.625%, due 07/15/24	200,000	202,500
Texas Instruments, Inc. 1.850%, due 05/15/22	220,000	218,553
Union Pacific Corp. 4.050%, due 11/15/45	40,000	41,705
UnitedHealth Group, Inc. 4.625%, due 07/15/35	100,000	114,949
Verizon Communications, Inc. 5.250%, due 03/16/37	140,000	167,315

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

	Face amount[1]	Value
Corporate bonds—(Concluded)
United States—(Concluded)
Walt Disney Co./The 7.750%, due 12/01/45[2]	50,000	$83,542
Wells Fargo & Co., MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	70,000	71,326
Total United States corporate bonds		9,514,809
Total corporate bonds (cost $12,076,331)		12,517,571
Asset-backed securities: 13.1%
United States: 13.1%
American Credit Acceptance Receivables Trust, Series 2018-1, Class B, 3.160%, due 11/10/21[2]	97,840	97,901
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	100,000	102,824
Capital Auto Receivables Asset Trust, Series 2016-2, Class B, 2.110%, due 03/22/21	160,000	159,646
Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	125,501
CPS Auto Trust, Series 2018-C, Class D, 4.400%, due 06/17/24[2]	150,000	155,068
Dell Equipment Finance Trust, Series 2018-1, Class D, 3.850%, due 06/24/24[2]	120,000	122,082
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.750%, due 09/15/23	56,184	56,218
Series 2018-1, Class D, 3.810%, due 05/15/24	225,000	228,949
Series 2017-1, Class D, 3.840%, due 03/15/23	75,000	75,902
Series 2018-4, Class D, 4.090%, due 01/15/26	150,000	154,098
Series 2018-2, Class D, 4.140%, due 08/15/24	200,000	204,809
Series 2018-3, Class D, 4.300%, due 09/16/24	300,000	308,995
Exeter Automobile Receivables Trust, Series 2016-3A, Class B, 2.840%, due 08/16/21[2]	140,786	140,831
Series 2018-1A, Class D, 3.530%, due 11/15/23[2]	100,000	101,769
Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, due 10/15/21[2]	323,587	323,311
Honda Auto Receivables Owner Trust, Series 2016-2, Class A4, 1.620%, due 08/15/22	440,000	439,574
	Face amount[1]	Value
Hyundai Auto Receivables Trust, Series 2015-C, Class B, 2.150%, due 11/15/21	100,000	$99,904
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class C, 3.850%, due 10/14/25[2]	300,000	306,779
PSNH Funding LLC, Series 2018-1, Class A3, 3.814%, due 02/01/35	175,000	188,853
Santander Drive Auto Receivables TrustSantander Drive Auto Receivables TrustSantander Drive Auto Receivables Trust, Series 2017-3, Class D, 3.200%, due 11/15/23	225,000	227,338
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	100,000	101,088
Series 2018-4, Class D, 3.980%, due 12/15/25	225,000	232,412
Sofi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, due 04/26/27[2]	175,000	176,739
Series 2017-6, Class B, 3.520%, due 11/25/26[2]	225,000	229,438
Series 2018-1, Class B, 3.650%, due 02/25/27[2]	100,000	102,349
Series 2018-2, Class B, 3.790%, due 04/26/27[2]	125,000	128,005
Series 2018-3, Class B, 4.020%, due 08/25/27[2]	125,000	129,679
Tesla Auto Lease Trust, Series 2018-B, Class A, 3.710%, due 08/20/21[2]	171,673	174,224
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	275,000	274,066
Total asset-backed securities (cost $5,077,379)		5,168,352
Commercial mortgage-backed securities: 15.8%
United States: 15.8%
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 4.494%, due 04/15/35[2,6]	100,000	100,406
BANK, Series 2017-BNK7, Class C, 4.191%, due 09/15/60[7]	100,000	103,842
Series 2018-BN14, Class E, 3.000%, due 09/15/60[2,7]	250,000	205,816
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[2]	135,000	147,805

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

	Face amount[1]	Value
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
BENCHMARK Mortgage Trust, Series 2018-B4, Class D, 2.965%, due 07/15/51[2,7]	100,000	$88,541
Series 2019-B10, Class C, 3.750%, due 03/15/62	200,000	203,443
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class E, 4.499%, due 10/15/34[2,7]	100,000	103,190
CHT Mortgage Trust, Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.000%, 5.394%, due 11/15/36[2,6]	475,000	476,184
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, due 09/10/58	143,000	152,591
Series 2017-P8, Class D, 3.000%, due 09/15/50[2]	300,000	249,901
COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, due 08/10/48[7]	150,000	137,759
Series 2017-COR2, Class C, 4.714%, due 09/10/50[7]	200,000	211,402
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class D, 4.470%, due 06/15/50[2]	141,000	134,096
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.117%, due 05/25/50[2,7]	50,000	52,287
Series 2017-K724, Class B, 3.599%, due 11/25/23[2,7]	265,000	269,575
GS Mortgage Securities Corp. II, Series 2017-SLP, Class E, 4.744%, due 10/10/32[2,7]	225,000	224,145
Hilton USA Trust, Series 2016-SFP, Class E, 5.519%, due 11/05/35[2]	125,000	126,640
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 3.644%, due 03/17/37 [2,6]	100,000	99,471
Series 2018-SFR2, Class D, 1 mo. USD LIBOR + 1.450%, 3.844%, due 06/17/37 [2,6]	150,000	148,772
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D, 5.320%, due 05/15/45[7]	150,000	152,065
Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 4.444%, due 02/15/35 [2,6]	100,000	100,280
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	200,000	210,327
	Face amount[1]	Value
Series 2015-C29, Class D, 3.793%, due 05/15/48[7]	100,000	$83,962
Series 2015-C30, Class A5, 3.822%, due 07/15/48	170,000	181,580
Series 2016-C2, Class D, 3.553%, due 06/15/49[2,7]	175,000	156,143
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, due 05/15/48	100,000	106,587
Series 2015-C24, Class AS, 4.036%, due 05/15/48[7]	75,000	79,732
Series 2016-C32, Class AS, 3.994%, due 12/15/49[7]	273,000	290,522
Series 2017-C34, Class C, 4.325%, due 11/15/52[7]	100,000	103,909
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class C, 4.367%, due 12/15/50[7]	175,000	185,145
Series 2017-HR2, Class D, 2.730%, due 12/15/50	100,000	88,840
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%, 4.494%, due 03/15/36[2,6]	200,000	200,749
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 5.394%, due 06/15/33[2,6]	275,000	272,654
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.500%, 4.894%, due 11/15/27[2,6]	125,000	123,808
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.079%, due 12/13/29[2,7]	500,000	503,867
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.997%, due 05/15/51[7]	150,000	160,628
Total commercial mortgage-backed securities (cost $6,058,467)		6,236,664
Mortgage-backed securities: 26.0%
United States: 26.0%
FHLMC 3.500%, due 03/01/49	218,922	224,220
4.000%, due 01/01/46	113,403	119,498
4.000%, due 08/01/47	183,789	191,730
4.000%, due 10/01/47	95,485	99,476
4.000%, due 03/01/49	95,685	98,907
4.000%, due 04/01/49	657,667	681,529
4.500%, due 04/01/46	106,144	113,985
4.500%, due 03/01/49	259,785	271,525
4.500%, due 04/01/49	48,140	50,382

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

	Face amount[1]	Value
Mortgage-backed securities—(Concluded)
United States—(Concluded)
FNMA 2.500%, due 07/01/34	200,000	$201,409
3.000%, due 07/01/34	300,000	305,985
3.000%, due 02/01/43	69,275	70,650
3.000%, due 05/01/43	81,041	82,599
3.000%, due 07/01/43	108,223	110,092
3.000%, due 09/01/43	146,901	150,088
3.000%, due 05/01/46	160,689	162,764
3.000%, due 08/01/46	574,706	582,066
3.500%, due 04/01/32	92,610	96,872
3.500%, due 11/01/33	44,765	46,256
3.500%, due 06/01/45	121,366	126,341
3.500%, due 11/01/47	375,377	386,558
3.500%, due 02/01/48	991,042	1,018,182
3.500%, due 03/01/48	548,741	562,145
3.500%, due 02/01/49	48,153	49,276
3.500%, due 06/01/49	124,482	127,398
4.000%, due 09/01/40	138,393	145,923
4.000%, due 03/01/41	41,974	44,256
4.000%, due 12/01/43	184,010	195,911
4.000%, due 06/01/47	367,684	383,559
4.000%, due 05/01/48	22,213	23,077
4.000%, due 10/01/48	114,145	117,921
4.500%, due 02/01/44	25,388	27,534
4.500%, due 04/01/44	121,851	132,280
4.500%, due 12/01/44	26,036	27,811
4.500%, due 02/01/45	44,489	47,593
4.500%, due 06/01/46	168,919	183,883
4.500%, due 08/01/46	23,718	25,592
4.500%, due 05/01/47	81,642	86,724
5.500%, due 03/01/33	32,921	36,330
5.500%, due 09/01/34	137,121	151,278
5.500%, due 11/01/34	30,298	33,614
6.000%, due 11/01/28	36,917	41,149
FNMA TBA 2.500%	300,000	301,945
3.000%	100,000	100,807
4.000%	425,000	439,153
GNMA 6.500%, due 05/15/29	9,294	10,576
GNMA II 3.000%, due 09/20/44	81,403	83,456
3.000%, due 08/20/46	660,629	675,940
3.500%, due 10/20/48	719,898	743,716
3.500%, due 03/20/49	124,056	128,161
4.000%, due 06/20/44	14,063	14,827
4.000%, due 09/20/44	53,274	56,173
4.000%, due 05/20/45	13,638	14,379
5.000%, due 08/20/48	38,910	40,714
Total Mortgage-backed securities (cost $10,060,625)		10,244,215
	Face amount[1]		Value
Municipal bonds and notes: 1.0%
California: 1.0%
State of California, GO Bonds 7.300%, due 10/01/39 (cost $366,310)		250,000	$375,788
Non-US government obligations: 2.7%
Colombia: 1.0%
Republic of Colombia 8.125%, due 05/21/24		305,000	376,008
Indonesia: 0.3%
Republic of Indonesia 6.625%, due 02/17/37[2]		100,000	130,187
New Zealand: 0.8%
New Zealand Government Bond, Series 0935, 2.500%, due 09/20/35[3]	NZD	343,330	307,836
Turkey: 0.2%
Republic of Turkey 6.875%, due 03/17/36		100,000	96,000
Uruguay: 0.4%
Oriental Republic of Uruguay 7.625%, due 03/21/36		100,000	142,500
Total non-US government obligations (cost $983,119)			1,052,531
U.S. treasury obligations: 5.3%
US Treasury Bond 3.375%, due 11/15/48		280,000	329,131
US Treasury Inflation Index Notes (TIPS) 0.500%, due 04/15/24		415,355	420,540
0.875%, due 01/15/29		409,811	431,411
US Treasury Notes 2.250%, due 04/30/24		570,000	582,669
2.375%, due 05/15/29		200,000	206,562
2.500%, due 02/28/26		120,000	124,739
Total U.S. treasury obligations (cost $2,068,224)			2,095,052
	Number of shares
Preferred stock: 0.3%
United States: 0.3%
JPMorgan Chase & Co., Series P, 5.450%, due 09/01/19[4,5] (cost $102,000)		4,000	103,560
Short-term investment: 4.6%
Investment company: 4.6%
State Street Institutional U.S. Government Money Market Fund (cost $1,815,339)		1,815,339	1,815,339

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

	Number of shares	Value
Investment of cash collateral from securities loaned: 1.5%
Money market fund: 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $596,493)	596,493	$596,493
	Number of contracts	Notional amount		Value
Swaptions purchased: 0.0%†
Put swaptions: 0.0%†
CDX North American Investment Grade 32 Index, strike @ 0.625%, expires 07/17/19 (Counterparty: JPMCB) (cost $5,480)	4,000,000	USD	4,000,000	$980
Total investments: 102.0% (cost $39,209,767)				40,206,545
Liabilities in excess of other assets: (2.0)%				(769,213)
Net assets: 100.0%				$39,437,332

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	4,000	4,000,000	CDX North American Investment Grade 32 Index, strike @ 0.850%, terminating 06/20/24	JPMCB	Pay	08/21/19	$2,160	$(53,313)	$(51,153)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
13	USD	Ultra Long US Treasury Bond Futures	September 2019	$2,186,356	$2,308,313	$121,957
7	USD	US Treasury Note 10 Year Futures	September 2019	891,463	895,781	4,318
9	USD	US Treasury Note 2 Year Futures	September 2019	1,933,888	1,936,617	2,729
35	USD	US Treasury Note 5 Year Futures	September 2019	4,112,942	4,135,469	22,527
9	USD	US Ultra Treasury Note 10 Year Futures	September 2019	1,209,263	1,243,125	33,862
Total				$10,333,912	$10,519,305	$185,393
Interest rate futures sell contracts:
18	AUD	Australian Bond 3 Year Futures	September 2019	$(1,447,140)	$(1,453,214)	$(6,074)
3	EUR	German Euro Bund Futures	September 2019	(583,139)	(589,268)	(6,129)
5	GBP	United Kingdom Long Gilt Bond Futures	September 2019	(820,959)	(827,372)	(6,413)
Total				$(2,851,238)	$(2,869,854)	$(18,616)
Net unrealized appreciation						$166,777

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

OTC credit default swap agreements on corporate issues—buy protection8

Counterparty	Referenced obligations	Notional amount (000)		Maturity dates	Payments made by the Portfolio[9]	Upfront payments made	Value	Unrealized depreciation
BB	United Mexican States bond, 4.150%, due 03/28/27	USD	400	12/20/23	1.000%	$(8,138)	$(69)	$(8,207)
BB	United Mexican States bond, 4.150%, due 03/28/27	USD	200	12/20/23	1.000	(4,975)	(34)	(5,009)
GS	United Mexican States bond, 4.150%, due 03/28/27	USD	200	12/20/23	1.000	(5,017)	(34)	(5,051)
Total						$(18,130)	$(137)	$(18,267)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized depreciation
CITI	NZD	620,000	USD	404,434	09/17/19	$(12,683)
MSCI	EUR	55,000	USD	62,139	09/17/19	(779)
MSCI	GBP	20,000	USD	25,269	09/17/19	(217)
Net unrealized depreciation						$(13,679)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$12,517,571	$—	$12,517,571
Asset-backed securities	—	5,168,352	—	5,168,352
Commercial mortgage-backed securities	—	6,236,664	—	6,236,664
Mortgage-backed securities	—	10,244,215	—	10,244,215
Municipal bonds and notes	—	375,788	—	375,788
Non-US government obligations	—	1,052,531	—	1,052,531
U.S. treasury obligations	—	2,095,052	—	2,095,052
Preferred stock	103,560	—	—	103,560
Short-term investment	—	1,815,339	—	1,815,339
Investment of cash collateral from securities loaned	—	596,493	—	596,493
Swaptions purchased	—	980	—	980
Futures contracts	185,393	—	—	185,393
Total	$288,953	$40,102,985	$—	$40,391,938

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2019

Fair valuation summary—(Concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Swaptions written	$—	$(53,313)	$—	$(53,313)
Futures contracts	(18,616)	—	—	(18,616)
Swap agreements	—	(137)	—	(137)
Forward foreign currency contracts	—	(13,679)	—	(13,679)
Total	$(18,616)	$(67,129)	$—	$(85,745)

At June 30, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $7,715,587, represented 19.6% of the Fund's net assets at period end

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security, or portion thereof, was on loan at the period end.

5  Perpetual investment. Date shown reflects the next call date.

6  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

The UBS Funds

June 30, 2019

Portfolio acronyms

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

DAC  Designated Activity Company

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depository Receipt

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN   Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

REIT  Real Estate Investment Trust

TIPS  Treasury inflation protected securities

Counterparty abbreviations

BB  Barclays Bank PLC

BOA  Bank of America NA

CITI  Citibank NA

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

June 30, 2019 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 to June 30, 2019 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

June 30, 2019 (unaudited)

		Beginning account value January 1, 2019	Ending account value June 30, 2019	Expenses paid during period* 01/01/19 to 06/30/19	Expense ratio during the period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,046.10	$6.85	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class P	Actual	1,000.00	1,048.20	5.59	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,118.40	6.30	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	1,120.10	4.99	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P1	Actual	1,000.00	1,040.40	4.82	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.82	4.76	1.15
Class P2	Actual	1,000.00	1,148.00	2.66	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.50
UBS Engage For Impact Fund
Class P	Actual	1,000.00	1,162.20	4.56	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.58	4.28	0.85
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,144.00	6.64	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class P	Actual	1,000.00	1,144.80	5.32	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,281.80	7.02	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.21	1.24
Class P	Actual	1,000.00	1,283.50	5.61	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96	0.99

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

1  The class commenced operations on February 1, 2019. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 150 divided by 365 (to reflect the actual days in the period for the actual example) and 181 divided by 365 (to reflect the one-half year period for the hypothetical example).

The UBS Funds

June 30, 2019 (unaudited)

		Beginning account value January 1, 2019	Ending account value June 30, 2019	Expenses paid during period* 01/01/19 to 06/30/19	Expense ratio during the period
UBS U.S. Sustainable Equity Fund
Class A	Actual	$1,000.00	$1,232.60	$5.26	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class P	Actual	1,000.00	1,234.20	3.88	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70
UBS Municipal Bond Fund
Class A	Actual	1,000.00	1,054.00	3.31	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class P	Actual	1,000.00	1,056.40	2.04	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.81	2.01	0.40
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	1,055.00	1.27	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.25
UBS Total Return Bond Fund
Class A	Actual	1,000.00	1,071.80	3.85	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.76	0.75
Class P	Actual	1,000.00	1,073.10	2.57	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.50
*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2019

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Assets
Investments, at cost
Unaffiliated issuers	$54,110,837	$241,341,177	$215,249,362
Affiliated issuers	—	22,358,890	—
Foreign currency	2,437,940	1,982,977	905,521
	$56,548,777	$265,683,044	$216,154,883
Investments, at value
Unaffiliated issuers[1]	$46,738,068	$254,487,525	$220,918,589
Affiliated issuers	—	20,816,127	—
Foreign currency	2,439,710	1,987,303	906,214
Cash	3,900	—	—
Cash collateral on futures	1,153,998	4,194,692	—
Cash collateral on swap agreements	152,186	2,459,851	—
Due from broker	1,215,868	—	—
Receivable for investments sold	248,932	137,236	97,899
Receivable for fund shares sold	6,919	451	4,189,634
Receivable for dividends and interest	247,494	343,730	1,282,579
Receivable for foreign tax reclaims	328	137,866	375
Receivable from affiliate	10,702	—	—
Receivable for variation margin on futures contracts	—	483,738	—
Receivable for variation margin on centrally cleared swap agreements	3,238	1,034,993	—
OTC swap agreements, at value[2]	625	—	—
Unrealized appreciation on forward foreign currency contracts	475,126	328,988	—
Deferred offering cost	—	—	—
Other assets	21,126	33,654	30,339
Total assets	52,718,220	286,446,154	227,425,629
Liabilities
Due to broker	—	433,238	—
Payable for cash collateral from securities loaned	2,479,035	16,152,725	—
Payable for investments purchased	3,900	196,324	836,652
Payable for fund shares redeemed	173,357	1,330,953	607,748
Payable to affiliate	—	24,257	152,634
Payable to Trustees	9,043	20,046	14,622
Payable to custodian	41,781	201,398	73,531
Payable for foreign withholding taxes and foreign capital gains taxes	—	7,295	196,906
Payable for variation margin on futures contracts	34,664	—	—
Unrealized depreciation on forward foreign currency contracts	320,640	543,308	—
Accrued expenses and other liabilities	273,695	326,858	137,638
Total liabilities	3,336,115	19,236,402	2,019,731
Net assets	$49,382,105	$267,209,752	$225,405,898

1  Includes $2,427,584; $18,262,927; $0; $880,093 and $3,495,756, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $1,047.

The UBS Funds

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Assets
Investments, at cost
Unaffiliated issuers	$16,005,598	$150,964,447
Affiliated issuers	—	—
Foreign currency	85,709	2,605,178
	$16,091,307	$153,569,625
Investments, at value
Unaffiliated issuers[1]	$16,586,968	$155,880,094
Affiliated issuers	—	—
Foreign currency	86,181	2,604,864
Cash	—	—
Cash collateral on futures	—	—
Cash collateral on swap agreements	—	—
Due from broker	—	—
Receivable for investments sold	—	—
Receivable for fund shares sold	51,310	436,917
Receivable for dividends and interest	23,615	289,018
Receivable for foreign tax reclaims	5,100	197,044
Receivable from affiliate	38,583	—
Receivable for variation margin on futures contracts	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—
OTC swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Deferred offering cost	40,342	—
Other assets	7,220	27,986
Total assets	16,839,319	159,435,923
Liabilities
Due to broker	—	—
Payable for cash collateral from securities loaned	389,351	970,516
Payable for investments purchased	422,753	1,550,644
Payable for fund shares redeemed	4,145	152,197
Payable to affiliate	—	96,848
Payable to Trustees	6,771	13,564
Payable to custodian	13,523	47,544
Payable for foreign withholding taxes and foreign capital gains taxes	2,360	61,386
Payable for variation margin on futures contracts	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Accrued expenses and other liabilities	82,687	158,865
Total liabilities	921,590	3,051,564
Net assets	$15,917,729	$156,384,359

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2019 (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$91,666,203	$238,337,756	$222,861,377
Distributable earnings (losses)	(42,284,098)	28,871,996	2,544,521
Net assets	$49,382,105	$267,209,752	$225,405,898
Class A:
Net assets	$30,024,976	$209,407,305	$—
Shares outstanding	4,719,115	16,667,373	—
Net asset value and redemption proceeds per share	$6.36	$12.56	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$6.73	$13.29	$—
Class P:
Net assets	$19,357,129	$57,802,447	$38,464,569
Shares outstanding	2,970,906	4,492,142	4,145,207
Net asset value, offering price and redemption value per share	$6.52	$12.87	$9.28
Class P2:
Net assets	$—	$—	$186,941,329
Shares outstanding	—	—	20,077,242
Net asset value, offering price and redemption value per share[3]	$—	$—	$9.31

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$14,933,815	$153,699,126
Distributable earnings (losses)	983,914	2,685,233
Net assets	$15,917,729	$156,384,359
Class A:
Net assets	$—	$9,768,507
Shares outstanding	—	975,698
Net asset value and redemption proceeds per share	$—	$10.01
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$10.59
Class P:
Net assets	$15,917,729	$146,615,852
Shares outstanding	1,471,844	14,597,095
Net asset value, offering price and redemption value per share	$10.81	$10.04
Class P2:
Net assets	$—	$—
Shares outstanding	—	—
Net asset value, offering price and redemption value per share[3]	$—	$—

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2019 (continued)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$106,320,929	$31,149,753	$99,843,767
Foreign currency	—	—	—
	$106,320,929	$31,149,753	$99,843,767
Investments, at value
Unaffiliated issuers[1]	$134,278,103	$32,188,731	$103,757,409
Foreign currency	—	—	—
Cash	—	—	300,347
Cash collateral on futures	—	—	—
Due from broker	—	—	—
Receivable for investments sold	1,011,702	340,485	—
Receivable for fund shares sold	75,800	137	14,704
Receivable for dividends and interest	85,322	35,654	1,013,694
Receivable from affiliate	—	10,227	—
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Deferred offering cost	—	—	—
Other assets	23,038	20,567	22,574
Total assets	135,473,965	32,595,801	105,108,728
Liabilities
Options and swaptions written, at value (premiums received $0; $0; $0; $0 and $2,160, respectively)	—	—	—
Payable for cash collateral from securities loaned	11,278,586	1,211,056	—
Payable for investments purchased	1,319,411	766,487	2,696,851
Payable for fund shares redeemed	30,363	258,595	201,296
Payable to affiliate	41,684	—	10,441
Payable to Trustees	11,970	5,579	11,162
Payable to custodian	18,594	8,021	7,465
OTC swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Accrued expenses and other liabilities	174,313	126,442	164,001
Total liabilities	12,874,921	2,376,180	3,091,216
Net assets	$122,599,044	$30,219,621	$102,017,512

1  Includes $28,465,027; $2,273,083; $0; $5,035 and $848,490, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by UBS Total Return Bond Fund were $18,130.

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$23,993,292	$39,209,767
Foreign currency	—	202,095
	$23,993,292	$39,411,862
Investments, at value
Unaffiliated issuers[1]	$25,012,338	$40,206,545
Foreign currency	—	207,306
Cash	—	195,660
Cash collateral on futures	—	119,179
Due from broker	—	205,404
Receivable for investments sold	636,628	5,609,590
Receivable for fund shares sold	29,327	20,000
Receivable for dividends and interest	153,854	228,700
Receivable from affiliate	57,240	—
Receivable for variation margin on futures contracts	—	166,884
Receivable for variation margin on centrally cleared swap agreements	—	3,392
Deferred offering cost	46,980	—
Other assets	9,103	24,787
Total assets	25,945,470	46,987,447
Liabilities
Options and swaptions written, at value (premiums received $0; $0; $0; $0 and $2,160, respectively)	—	53,313
Payable for cash collateral from securities loaned	5,138	596,493
Payable for investments purchased	608,343	6,634,003
Payable for fund shares redeemed	5,712	49,415
Payable to affiliate	—	14,810
Payable to Trustees	7,237	8,101
Payable to custodian	2,616	20,839
OTC swap agreements, at value[2]	—	137
Unrealized depreciation on forward foreign currency contracts	—	13,679
Accrued expenses and other liabilities	81,146	159,325
Total liabilities	710,192	7,550,115
Net assets	$25,235,278	$39,437,332

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2019 (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$90,072,977	$27,793,424	$99,105,199
Distributable earnings (losses)	32,526,067	2,426,197	2,912,313
Net assets	$122,599,044	$30,219,621	$102,017,512
Class A:
Net assets	$26,114,365	$12,009,940	$12,795,986
Shares outstanding	1,339,988	328,904	1,206,761
Net asset value and redemption proceeds per share	$19.49	$36.51	$10.60
Maximum offering price per share (NAV per share plus maximum sales charge)	$20.62	$38.63	$10.84
Class P:
Net assets	$96,484,679	$18,209,681	$89,221,526
Shares outstanding	4,418,745	496,484	8,420,411
Net asset value, offering price and redemption value per share	$21.84	$36.68	$10.60

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$24,144,329	$42,116,497
Distributable earnings (losses)	1,090,949	(2,679,165)
Net assets	$25,235,278	$39,437,332
Class A:
Net assets	$—	$488,055
Shares outstanding	—	32,348
Net asset value and redemption proceeds per share	$—	$15.09
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$15.68
Class P:
Net assets	$25,235,278	$38,949,277
Shares outstanding	2,386,288	2,580,095
Net asset value, offering price and redemption value per share	$10.58	$15.10

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the year ended June 30, 2019

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Investment income
Unaffiliated dividends	$109,164	$4,100,013	$3,651,054
Affiliated dividends	—	113,443	—
Interest	1,514,428	2,141,151	65,772
Non-cash dividend income	—	—	—
Securities lending	5,856	16,929	2,671
Foreign tax withheld	(424)	(171,735)	(449,207)
Total income	1,629,024	6,199,801	3,270,290
Expenses
Investment management and administration fees	575,958	2,452,380	1,178,501
Service and distribution fees—Class A	81,149	491,014	—
Service and distribution fees—Class C	11,114	78,719	—
Transfer agency and related services fees—Class A	26,475	128,563	—
Transfer agency and related services fees—Class C	4,161	21,929	—
Transfer agency and related services fees—Class P	9,744	27,441	6
Transfer agency and related services fees—Class P2	—	—	25,280
Custody and fund accounting fees	83,104	115,250	85,942
Trustees fees	41,507	92,114	57,060
Professional services fees	189,907	176,672	147,360
Printing and shareholder report fees	30,864	58,738	49,608
Federal and state registration fees	44,052	49,695	33,772
Interest expense	192	58	—
Amortization of offering costs	—	—	85,797
Other	74,337	102,553	40,097
Total expenses	1,172,564	3,795,126	1,703,423
Fee waivers and/or expense reimbursements by Advisor	(376,310)	(507,246)	(1,190,099)
Net expenses	796,254	3,287,880	513,324
Net investment income	832,770	2,911,921	2,756,966
Net realized gain (loss) on:
Investments in unaffiliated issuers	(72,272)	4,637,196	(5,088,172)
Investments in affiliated issuers	—	166,440	—
Futures contracts	(3,489,443)	(1,415,378)	—
Swap agreements	(137,551)	522,749	—
Forward foreign currency contracts	2,796,584	2,226,773	—
Foreign currency transactions	(4,136)	(94,671)	(328,368)
Net realized gain (loss)	(906,818)	6,043,109	(5,416,540)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,223,127	908,042	6,146,460
Investments in affiliated issuers	—	(165,578)	—
Futures contracts	1,152,621	148,548	—
Swap agreements	(172,395)	779,220	—
Forward foreign currency contracts	(2,059,702)	(926,969)	—
Translation of other assets and liabilities denominated in foreign currency	72,904	269,748	168,297
Change in net unrealized appreciation (depreciation)	216,555	1,013,011	6,314,757
Net realized and unrealized gain (loss)	(690,263)	7,056,120	898,217
Net increase in net assets resulting from operations	$142,507	$9,968,041	$3,655,183

*  Commenced operations on October 24, 2018.

The UBS Funds

	UBS Engage For Impact Fund*	UBS International Sustainable Equity Fund
Investment income
Unaffiliated dividends	$224,785	$3,687,093
Affiliated dividends	—	—
Interest	8,785	82,077
Non-cash dividend income	15,550	—
Securities lending	1,579	21,353
Foreign tax withheld	(17,015)	(386,042)
Total income	233,684	3,404,481
Expenses
Investment management and administration fees	64,736	1,072,991
Service and distribution fees—Class A	—	23,456
Service and distribution fees—Class C	—	2,854
Transfer agency and related services fees—Class A	—	5,075
Transfer agency and related services fees—Class C	—	635
Transfer agency and related services fees—Class P	6,750	31,242
Transfer agency and related services fees—Class P2	—	—
Custody and fund accounting fees	13,523	87,025
Trustees fees	21,319	58,602
Professional services fees	85,227	186,329
Printing and shareholder report fees	9,131	12,550
Federal and state registration fees	1,853	50,354
Interest expense	—	—
Amortization of offering costs	86,596	—
Other	14,786	41,179
Total expenses	303,921	1,572,292
Fee waivers and/or expense reimbursements by Advisor	(237,224)	(317,247)
Net expenses	66,697	1,255,045
Net investment income	166,987	2,149,436
Net realized gain (loss) on:
Investments in unaffiliated issuers	246,971	(2,833,612)
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	(334)	—
Foreign currency transactions	(5,349)	32,720
Net realized gain (loss)	241,288	(2,800,892)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	581,370	4,253,493
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	713	1,738
Change in net unrealized appreciation (depreciation)	582,083	4,255,231
Net realized and unrealized gain (loss)	823,371	1,454,339
Net increase in net assets resulting from operations	$990,358	$3,603,775

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the year ended June 30, 2019 (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Investment income
Unaffiliated dividends	$703,495	$480,790	$—
Interest	81,735	8,486	2,630,848
Securities lending	65,391	809	—
Total income	850,621	490,085	2,630,848
Expenses
Investment management and administration fees	1,100,515	223,995	513,844
Service and distribution fees—Class A	64,015	27,961	29,909
Service and distribution fees—Class C	3,458	1,647	4,022
Transfer agency and related services fees—Class A	24,192	5,696	2,638
Transfer agency and related services fees—Class C	1,401	510	475
Transfer agency and related services fees—Class P	74,963	1,692	19,267
Custody and fund accounting fees	26,461	12,866	16,695
Trustees fees	55,559	34,087	52,351
Professional services fees	155,944	177,067	156,111
Printing and shareholder report fees	20,696	2,166	15,115
Federal and state registration fees	49,513	48,168	49,173
Interest expense	—	—	172
Amortization of offering costs	—	—	—
Other	42,396	34,890	57,035
Total expenses	1,619,113	570,745	916,807
Fee waivers and/or expense reimbursements by Advisor	(370,472)	(335,456)	(444,858)
Net expenses	1,248,641	235,289	471,949
Net investment income (loss)	(398,020)	254,796	2,158,899
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,136,512	1,413,142	(78,589)
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	8,136,512	1,413,142	(78,589)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,158,717)	422,783	5,173,394
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Change in net unrealized appreciation (depreciation)	(3,158,717)	422,783	5,173,394
Net realized and unrealized gain	4,977,795	1,835,925	5,094,805
Net increase in net assets resulting from operations	$4,579,775	$2,090,721	$7,253,704

The UBS Funds

	UBS Sustainable Development Bank Bond Fund**	UBS Total Return Bond Fund
Investment income
Unaffiliated dividends	$—	$5,450
Interest	362,704	1,505,090
Securities lending	199	1,549
Total income	362,903	1,512,089
Expenses
Investment management and administration fees	27,987	225,814
Service and distribution fees—Class A	—	819
Service and distribution fees—Class C	—	55
Transfer agency and related services fees—Class A	—	219
Transfer agency and related services fees—Class C	—	70
Transfer agency and related services fees—Class P	12,194	28,868
Custody and fund accounting fees	2,616	40,270
Trustees fees	22,641	36,575
Professional services fees	78,625	164,789
Printing and shareholder report fees	9,632	14,665
Federal and state registration fees	2,707	46,562
Interest expense	—	130
Amortization of offering costs	100,846	—
Other	15,559	12,759
Total expenses	272,807	571,595
Fee waivers and/or expense reimbursements by Advisor	(241,710)	(374,150)
Net expenses	31,097	197,445
Net investment income (loss)	331,806	1,314,644
Net realized gain (loss) on:
Investments in unaffiliated issuers	71,604	(391,683)
Options and swaptions written	—	11,919
Futures contracts	—	86,772
Swap agreements	—	(66,095)
Forward foreign currency contracts	—	44,533
Foreign currency transactions	—	(12,294)
Net realized gain (loss)	71,604	(326,848)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,019,046	1,966,613
Options and swaptions written	—	(52,140)
Futures contracts	—	130,103
Swap agreements	—	(18,267)
Forward foreign currency contracts	—	(30,082)
Translation of other assets and liabilities denominated in foreign currency	—	13,079
Change in net unrealized appreciation (depreciation)	1,019,046	2,009,306
Net realized and unrealized gain	1,090,650	1,682,458
Net increase in net assets resulting from operations	$1,422,456	$2,997,102

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	For the year ended June 30, 2019	For the year ended June 30, 2018	For the year ended June 30, 2019	For the year ended June 30, 2018
From operations:
Net investment income	$832,770	$812,390	$2,911,921	$759,594
Net realized gain (loss)	(906,818)	(2,572,439)	6,043,109	34,586,766
Net change in unrealized appreciation (depreciation)	216,555	679,052	1,013,011	(14,628,521)
Net increase (decrease) in net assets resulting from operations	142,507	(1,080,997)	9,968,041	20,717,839
Total distributions—Class A1	(310,989)	—	—	(2,389,937)
Total distributions—Class C1	—	—	—	(601,488)
Total distributions—Class P1	(305,252)	—	—	(1,099,437)
Total distributions—Class P2	—	—	—	—
Total distributions	(616,241)	—	—	(4,090,862)
From beneficial interest transactions:
Proceeds from shares sold	2,734,063	3,219,012	6,444,682	8,935,477
Cost of shares redeemed	(27,175,324)	(87,796,218)	(56,321,997)	3,732,469
Shares issued on reinvestment of dividends and distributions	556,939	—	—	(59,836,089)
Net increase (decrease) in net assets from beneficial interest transactions	(23,884,322)	(84,577,206)	(49,877,315)	(47,168,143)
Net increase (decrease) in net assets	(24,358,056)	(85,658,203)	(39,909,274)	(30,541,166)
Net assets:
Beginning of year	73,740,161	159,398,364	307,119,026	337,660,192
End of year	$49,382,105	$73,740,161[2]	$267,209,752	$307,119,026[2]

*  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

**  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, all distributions were made from net investment income.

2  Includes undistributed (distributions in excess) net investment income of $(1,219,632), $(680,814), $46,363 and $447,928, respectively.

The UBS Funds

	UBS Emerging Markets Equity Opportunity Fund		UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
	For the year ended June 30, 2019	For the period ended June 30, 2018*	For the period ended June 30, 2019**	For the year ended June 30, 2019	For the year ended June 30, 2018
From operations:
Net investment income	$2,756,966	$94,200	$166,987	$2,149,436	$553,946
Net realized gain (loss)	(5,416,540)	(47,837)	241,288	(2,800,892)	3,127,482
Net change in unrealized appreciation (depreciation)	6,314,757	(634,490)	582,083	4,255,231	(2,939,148)
Net increase (decrease) in net assets resulting from operations	3,655,183	(588,127)	990,358	3,603,775	742,280
Total distributions—Class A1	—	—	—	(157,033)	(85,846)
Total distributions—Class C1	—	—	—	—	(18,182)
Total distributions—Class P1	—	—	(6,444)	(1,718,519)	(411,618)
Total distributions—Class P2	(522,535)	—	—	—	—
Total distributions	(522,535)	—	(6,444)	(1,875,552)	(515,646)
From beneficial interest transactions:
Proceeds from shares sold	171,284,237	94,963,376	22,129,964	108,186,440	54,066,034
Cost of shares redeemed	(43,473,455)	(26,410)	(7,202,590)	(32,148,876)	(15,741,755)
Shares issued on reinvestment of dividends and distributions	113,629	—	6,441	1,779,184	484,976
Net increase (decrease) in net assets from beneficial interest transactions	127,924,411	94,936,966	14,933,815	77,816,748	38,809,255
Net increase (decrease) in net assets	131,057,059	94,348,839	15,917,729	79,544,971	39,035,889
Net assets:
Beginning of year	94,348,839	—	—	76,839,388	37,803,499
End of year	$225,405,898	$94,348,839[2]	$15,917,729	$156,384,359	$76,839,388[2]

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets (concluded)

	UBS U.S. Small Cap Growth Fund		UBS U.S. Sustainable Equity Fund
	For the year ended June 30, 2019	For the year ended June 30, 2018	For the year ended June 30, 2019	For the year ended June 30, 2018
From operations:
Net investment income	$(398,020)	$(731,673)	$254,796	$177,291
Net realized gain (loss)	8,136,512	14,562,416	1,413,142	6,774,958
Net change in unrealized appreciation (depreciation)	(3,158,717)	11,582,980	422,783	(3,739,690)
Net increase (decrease) in net assets resulting from operations	4,579,775	25,413,723	2,090,721	3,212,559
Total distributions—Class A1	(2,527,048)	(6,251,756)	(109,184)	(46,850)
Total distributions—Class C2	—	(1,045,852)	—	—
Total distributions—Class P3	(8,633,439)	(16,473,329)	(193,173)	(106,200)
Total distributions	(11,160,487)	(23,770,937)	(302,357)	(153,050)
From beneficial interest transactions:
Proceeds from shares sold	31,560,714	18,277,548	2,573,638	1,749,809
Cost of shares redeemed	(31,938,307)	(30,381,324)	(3,922,567)	(6,076,611)
Shares issued on reinvestment of dividends and distributions	10,597,009	22,078,250	282,160	145,512
Net increase (decrease) in net assets from beneficial interest transactions	10,219,416	9,974,474	(1,066,769)	(4,181,290)
Net increase (decrease) in net assets	3,638,704	11,617,260	721,595	(1,121,781)
Net assets:
Beginning of year	118,960,340	107,343,080	29,498,026	30,619,807
End of year	$122,599,044	$118,960,340[4]	$30,219,621	$29,498,026[4]

*  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

1    Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, distributions from net investment income and net realized gains for Class A were $0 and $(6,251,756), $(46,850) and $0, $(208,985) and $0, $0 and $0, $(1,041) and $0, respectively.

2    Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, distributions from net investment income and net realized gains for Class C were $0 and $(1,045,852), $0 and $0, $(60,872) and $0, $0 and $0, $(815) and $0, respectively.

3    Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, distributions from net investment income and net realized gains for Class P were $0 and $(16,473,329), $(106,200) and $0, $(2,036,241) and $0, $0 and $0, $(1,214,180) and $0, respectively.

4  Includes undistributed (distributions in excess) net investment income of $(122,000), $177,865, $(30,058) and $14,747, respectively.

The UBS Funds

	UBS Municipal Bond Fund		UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
	For the year ended June 30, 2019	For the year ended June 30, 2018	For the period ended June 30, 2019**	For the year ended June 30, 2019	For the year ended June 30, 2018
From operations:
Net investment income	$2,158,899	$2,316,609	$331,806	$1,314,644	$1,517,017
Net realized gain (loss)	(78,589)	(9,176)	71,604	(326,848)	(492,375)
Net change in unrealized appreciation (depreciation)	5,173,394	(1,986,604)	1,019,046	2,009,306	(1,386,092)
Net increase (decrease) in net assets resulting from operations	7,253,704	320,829	1,422,456	2,997,102	(361,450)
Total distributions—Class A1	(217,914)	(208,985)	—	(9,381)	(1,041)
Total distributions—Class C2	(17,493)	(60,872)	—	(431)	(815)
Total distributions—Class P3	(1,922,730)	(2,036,241)	(331,507)	(1,182,844)	(1,214,180)
Total distributions	(2,158,137)	(2,306,098)	(331,507)	(1,192,656)	(1,216,036)
From beneficial interest transactions:
Proceeds from shares sold	26,363,694	35,084,588	35,672,488	532,802	175,672
Cost of shares redeemed	(52,421,163)	(42,005,574)	(11,831,843)	(5,240,932)	(8,127,941)
Shares issued on reinvestment of dividends and distributions	1,619,544	1,843,235	303,684	925,634	938,852
Net increase (decrease) in net assets from beneficial interest transactions	(24,437,925)	(5,077,751)	24,144,329	(3,782,496)	(7,013,417)
Net increase (decrease) in net assets	(19,342,358)	(7,063,020)	25,235,278	(1,978,050)	(8,590,903)
Net assets:
Beginning of year	121,359,870	128,422,890	—	41,415,382	50,006,285
End of year	$102,017,512	$121,359,870[4]	$25,235,278	$39,437,332	$41,415,382[4]

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.38	$6.52	$6.17	$7.13	$7.24
Net investment income[1]	0.08	0.04	0.03	0.05	0.04
Net realized and unrealized gain (loss)	(0.04)	(0.18)	0.32	(0.79)	0.11
Net increase from payment by Advisor	—	—	—	0.01	0.00[2]
Net increase (decrease) from operations	0.04	(0.14)	0.35	(0.73)	0.15
Dividends from net investment income	(0.06)	—	—	(0.23)	(0.26)
Return of capital	—	—	—	(0.00)[2]	—
Total dividends and distributions	(0.06)	—	—	(0.23)	(0.26)
Net asset value, end of year	$6.36	$6.38	$6.52	$6.17	$7.13
Total investment return[3]	0.60%	(2.15)%	5.84%	(10.48)%[4]	2.03%[5]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.02%[6]	1.69%	1.49%	1.45%	1.43%
Expenses after fee waivers and/or expense reimbursements	1.35%[6]	1.35%	1.35%	1.35%	1.35%
Net investment income	1.29%	0.57%	0.42%	0.82%	0.58%
Supplemental data:
Net assets, end of year (000's)	$30,025	$31,066	$43,930	$65,741	$89,421
Portfolio turnover	32%	31%	48%	50%	54%

Class P

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.53	$6.66	$6.28	$7.27	$7.38
Net investment income[1]	0.10	0.06	0.04	0.07	0.06
Net realized and unrealized gain (loss)	(0.04)	(0.19)	0.34	(0.82)	0.12
Net increase from payment by Advisor	—	—	—	0.01	0.00[2]
Net increase (decrease) from operations	0.06	(0.13)	0.38	(0.74)	0.18
Dividends from net investment income	(0.07)	—	—	(0.25)	(0.29)
Return of capital	—	—	—	(0.00)[2]	—
Total dividends and distributions	(0.07)	—	—	(0.25)	(0.29)
Net asset value, end of year	$6.52	$6.53	$6.66	$6.28	$7.27
Total investment return[3]	0.83%	(1.80)%	6.05%	(10.17)%[4]	2.29%[5]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.70%[6]	1.43%	1.27%	1.22%	1.20%
Expenses after fee waivers and/or expense reimbursements	1.10%[6]	1.10%	1.10%	1.10%	1.10%
Net investment income	1.52%	0.94%	0.68%	1.07%	0.84%
Supplemental data:
Net assets, end of year (000's)	$19,357	$30,647	$98,018	$132,725	$192,777
Portfolio turnover	32%	31%	48%	50%	54%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015, the Advisor reimbursed the Fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.08	$11.52	$10.46	$11.27	$11.04
Net investment income (loss)[1]	0.12	0.05	0.02	0.01	(0.00)[2]
Net realized and unrealized gain (loss)	0.36	0.68	1.27	(0.56)	0.23
Net increase from payment by Advisor	—	—	—	0.01	—
Net increase (decrease) from operations	0.48	0.73	1.29	(0.54)	0.23
Dividends from net investment income	—	(0.17)	(0.23)	(0.27)	—
Net asset value, end of year	$12.56	$12.08	$11.52	$10.46	$11.27
Total investment return[3]	3.97%[6]	6.34%	12.51%	(4.81)%[4]	2.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%[5]	1.40%	1.39%	1.36%	1.32%
Expenses after fee waivers and/or expense reimbursements	1.20%[5]	1.20%	1.25%	1.35%	1.32%
Net investment income (loss)	1.04%	0.39%	0.16%	0.09%	(0.01)%
Supplemental data:
Net assets, end of year (000's)	$209,407	$159,678	$174,148	$190,813	$234,665
Portfolio turnover	35%	54%	56%	60%	62%

Class P

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.34	$11.78	$10.69	$11.51	$11.25
Net investment income[1]	0.16	0.08	0.05	0.04	0.03
Net realized and unrealized gain (loss)	0.37	0.68	1.30	(0.56)	0.23
Net increase from payment by Advisor	—	—	—	0.01	—
Net increase (decrease) from operations	0.53	0.76	1.35	(0.51)	0.26
Dividends from net investment income	—	(0.20)	(0.26)	(0.31)	—
Net asset value, end of year	$12.87	$12.34	$11.78	$10.69	$11.51
Total investment return[3]	4.21%[6]	6.56%	12.85%	(4.50)%[4]	2.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.13%[5]	1.14%	1.12%	1.09%	1.04%
Expenses after fee waivers and/or expense reimbursements	0.95%[5]	0.95%	1.00%	1.09%	1.04%
Net investment income	1.27%	0.64%	0.41%	0.34%	0.26%
Supplemental data:
Net assets, end of year (000's)	$57,803	$64,009	$67,156	$91,004	$124,415
Portfolio turnover	35%	54%	56%	60%	62%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares and -4.59% for P shares.

5  Includes interest expense representing less than 0.005%.

6  During the period, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P
Period ended June 30, 2019[1]
Net asset value, beginning of period	$8.92
Net investment income[3]	0.21
Net realized and unrealized loss	0.15
Net decrease from operations	0.36
Net asset value, end of period	$9.28
Total investment return[4]	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.22%[5]
Expenses after fee waivers and/or expense reimbursements	1.15%[5]
Net investment income	5.73%[5]
Supplemental data:
Net assets, end of period (000's)	$38,465
Portfolio turnover	52%

Class P2

	Year ended June 30, 2019	Period ended June 30, 2018[2]
Net asset value, beginning of period	$9.40	$10.00
Net investment income[3]	0.19	0.03
Net realized and unrealized loss	(0.23)[6]	(0.63)
Net decrease from operations	(0.04)	(0.60)
Dividends from net investment income	(0.05)	—
Net asset value, end of period	$9.31	$9.40
Total investment return[4]	(0.46)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%	4.39%[5]
Expenses after fee waivers and/or expense reimbursements	0.40%	0.44%[5]
Net investment income	2.16%	4.05%[5]
Supplemental data:
Net assets, end of period (000's)	$186,941	$94,349
Portfolio turnover	52%	0%

1  For the period February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

Class P
Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.00
Net investment income[2]	0.15
Net realized and unrealized gain	0.67
Net increase from operations	0.82
Dividends from net investment income	(0.01)
Net asset value, end of period	$10.81
Total investment return[3]	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	3.87%[4]
Expenses after fee waivers and/or expense reimbursements	0.85%[4]
Net investment income	2.13%[4]
Supplemental data:
Net assets, end of period (000's)	$15,918
Portfolio turnover	67%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.20	$9.58	$8.05	$9.47	$8.95
Net investment income[1]	0.13	0.08	0.19	0.13	0.10
Net realized and unrealized gain (loss)	(0.16)[4]	0.66	1.51	(1.47)	0.53
Net increase from payment by Advisor	—	—	—	0.01	—
Net increase (decrease) from operations	(0.03)	0.74	1.70	(1.33)	0.63
Dividends from net investment income	(0.06)	(0.12)	(0.17)	(0.09)	(0.11)
Distributions from net realized gains	(0.10)	—	—	—	—
Total dividends and distributions	(0.16)	(0.12)	(0.17)	(0.09)	(0.11)
Net asset value, end of year	$10.01	$10.20	$9.58	$8.05	$9.47
Total investment return[2]	(0.14)%	7.67%	21.43%	(14.07)%[3]	7.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%	2.02%	2.25%	2.37%	2.47%
Expenses after fee waivers and/or expense reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.38%	0.79%	2.16%	1.59%	1.09%
Supplemental data:
Net assets, end of year (000's)	$9,769	$8,049	$15,811	$5,204	$6,371
Portfolio turnover	57%	43%	33%	114%	42%

Class P

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.23	$9.61	$8.08	$9.50	$8.99
Net investment income[1]	0.17	0.14	0.14	0.16	0.13
Net realized and unrealized gain (loss)	(0.18)[4]	0.63	1.58	(1.48)	0.51
Net increase from payment by Advisor	—	—	—	0.01	—
Net increase (decrease) from operations	(0.01)	0.77	1.72	(1.31)	0.64
Dividends from net investment income	(0.08)	(0.15)	(0.19)	(0.11)	(0.13)
Distributions from net realized gains	(0.10)	—	—	—	—
Total dividends and distributions	(0.18)	(0.15)	(0.19)	(0.11)	(0.13)
Net asset value, end of year	$10.04	$10.23	$9.61	$8.08	$9.50
Total investment return[2]	0.10%	7.94%	21.68%	(13.83)%[3]	7.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.26%	1.70%	2.06%	2.12%	2.21%
Expenses after fee waivers and/or expense reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.80%	1.37%	1.65%	1.92%	1.40%
Supplemental data:
Net assets, end of year (000's)	$146,616	$65,750	$19,952	$16,277	$17,103
Portfolio turnover	57%	43%	33%	114%	42%
1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, and -13.94% for P shares.

4  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$20.74	$21.26	$17.75	$23.60	$24.76
Net investment loss[1]	(0.10)	(0.17)	(0.15)	(0.13)	(0.16)
Net realized and unrealized gain (loss)	0.80	4.92	4.34	(3.89)	3.38
Net increase (decrease) from operations	0.70	4.75	4.19	(4.02)	3.22
Distributions from net realized gains	(1.95)	(5.27)	(0.68)	(1.83)	(4.38)
Net asset value, end of year	$19.49	$20.74	$21.26	$17.75	$23.60
Total investment return[2]	5.95%	26.17%	23.75%	(17.58)%	15.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.57%	1.66%	1.56%	1.53%	1.51%
Expenses after fee waivers and/or expense reimbursements	1.24%	1.24%	1.24%	1.24%	1.35%
Net investment loss	(0.53)%	(0.83)%	(0.77)%	(0.65)%	(0.69)%
Supplemental data:
Net assets, end of year (000's)	$26,114	$26,498	$27,464	$28,048	$46,813
Portfolio turnover	54%	67%	50%	109%	64%

Class P

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$22.89	$22.92	$19.05	$25.11	$26.00
Net investment income[1]	(0.06)	(0.13)	(0.11)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	0.96	5.37	4.66	(4.15)	3.60
Net increase (decrease) from operations	0.90	5.24	4.55	(4.23)	3.49
Distributions from net realized gains	(1.95)	(5.27)	(0.68)	(1.83)	(4.38)
Net asset value, end of year	$21.84	$22.89	$22.92	$19.05	$25.11
Total investment return[2]	6.24%	26.50%	24.09%	(17.39)%	15.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.30%	1.34%	1.22%	1.17%	1.10%
Expenses after fee waivers and/or expense reimbursements	0.99%	0.99%	0.99%	0.99%	1.07%
Net investment income	(0.27)%	(0.58)%	(0.50)%	(0.40)%	(0.43)%
Supplemental data:
Net assets, end of year (000's)	$96,485	$88,845	$75,770	$130,227	$178,495
Portfolio turnover	54%	67%	50%	109%	64%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$34.44	$31.21	$25.51	$27.55	$25.03
Net investment income[1]	0.26	0.16	0.14	0.21	0.14
Net realized and unrealized gain (loss)	2.13	3.20	5.84	(1.88)	2.50
Net increase (decrease) from operations	2.39	3.36	5.98	(1.67)	2.64
Dividends from net investment income	(0.32)	(0.13)	(0.28)	(0.37)	(0.12)
Net asset value, end of year	$36.51	$34.44	$31.21	$25.51	$27.55
Total investment return[2]	7.15%	10.79%	23.61%	(6.13)%	10.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.14%	2.07%	2.04%	1.93%	1.56%
Expenses after fee waivers and/or expense reimbursements	0.95%	0.95%	0.95%	1.13%	1.20%
Net investment income	0.76%	0.48%	0.49%	0.81%	0.53%
Supplemental data:
Net assets, end of year (000's)	$12,010	$10,586	$11,857	$9,774	$9,784
Portfolio turnover	102%	166%	78%	57%	59%

Class P

	Years ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$34.60	$31.34	$25.61	$27.67	$25.14
Net investment income[1]	0.34	0.25	0.21	0.26	0.20
Net realized and unrealized gain (loss)	2.14	3.21	5.87	(1.89)	2.52
Net increase (decrease) from operations	2.48	3.46	6.08	(1.63)	2.72
Dividends from net investment income	(0.40)	(0.20)	(0.35)	(0.43)	(0.19)
Net asset value, end of year	$36.68	$34.60	$31.34	$25.61	$27.67
Total investment return[2]	7.44%	11.08%	23.87%	(5.91)%	10.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.85%	1.79%	1.76%	1.64%	1.07%
Expenses after fee waivers and/or expense reimbursements	0.70%	0.70%	0.70%	0.90%	0.95%
Net investment income	1.00%	0.74%	0.74%	1.00%	0.77%
Supplemental data:
Net assets, end of year (000's)	$18,210	$17,182	$16,754	$15,147	$28,345
Portfolio turnover	102%	166%	78%	57%	59%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Years ended June 30,				Period ended
	2019	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.07	$10.23	$10.52	$9.94	$10.00
Net investment income[2]	0.18	0.16	0.15	0.17	0.09
Net realized and unrealized gain (loss)	0.53	(0.16)	(0.27)	0.59	(0.06)
Net increase (decrease) from operations	0.71	—	(0.12)	0.76	0.03
Dividends from net investment income	(0.18)	(0.16)	(0.15)	(0.18)	(0.09)
Distributions from net realized gains	—	—	(0.02)	—	—
Total dividends and distributions	(0.18)	(0.16)	(0.17)	(0.18)	(0.09)
Net asset value, end of period	$10.60	$10.07	$10.23	$10.52	$9.94
Total investment return[3]	7.17%	0.04%	(1.11)%	7.74%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[6]	1.03%	1.00%	1.15%	1.46%[4]
Expenses after fee waivers and/or expense reimbursements	0.65%[6]	0.65%	0.65%	0.65%	0.65%[4]
Net investment income	1.80%	1.61%	1.42%	1.66%	1.43%[4]
Supplemental data:
Net assets, end of period (000's)	$12,796	$9,378	$21,007	$17,671	$10,929
Portfolio turnover[5]	31%	39%	60%	100%	72%

Class P

	Years ended June 30,				Period ended
	2019	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.06	$10.22	$10.52	$9.94	$10.00
Net investment income[2]	0.21	0.19	0.17	0.19	0.10
Net realized and unrealized gain (loss)	0.54	(0.16)	(0.28)	0.60	(0.05)
Net increase (decrease) from operations	0.75	0.03	(0.11)	0.79	0.05
Dividends from net investment income	(0.21)	(0.19)	(0.17)	(0.21)	(0.11)
Distributions from net realized gains	—	—	(0.02)	—	—
Total dividends and distributions	(0.21)	(0.19)	(0.19)	(0.21)	(0.11)
Net asset value, end of period	$10.60	$10.06	$10.22	$10.52	$9.94
Total investment return[3]	7.55%	0.30%	(0.97)%	8.01%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.82%[6]	0.79%	0.77%	0.89%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.40%[6]	0.40%	0.40%	0.40%	0.40%[4]
Net investment income	2.03%	1.88%	1.68%	1.89%	1.63%[4]
Net assets, end of period (000's)	$89,222	$107,153	$101,601	$90,146	$46,993
Portfolio turnover[5]	31%	39%	60%	100%	72%

1  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Fund shares.

4  Annualized.

5  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P
Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.00
Net investment income[2]	0.19
Net realized and unrealized gain	0.58
Net increase from operations	0.77
Dividends from net investment income	(0.19)
Net asset value, end of period	$10.58
Total investment return[3]	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.19%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%[4]
Net investment income	2.67%[4]
Supplemental data:
Net assets, end of period (000's)	$25,235
Portfolio turnover	20%

1  For the period October 24, 2018 (Commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Year ended June 30,		Period ended
	2019	2018	June 30, 2017[1]
Net asset value, beginning of period	$14.40	$14.94	$15.24
Net investment income[2]	0.45	0.47	0.25
Net realized and unrealized gain (loss)	0.65	(0.65)	(0.30)
Net increase (decrease) from operations	1.10	(0.18)	(0.05)
Dividends from net investment income	(0.41)	(0.36)	(0.25)
Return of capital	—	—	(0.00)[3]
Total dividends and distributions	(0.41)	(0.36)	(0.25)
Net asset value, end of period	$15.09	$14.40	$14.94
Total investment return[4]	7.63%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.68%[7]	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%[7]	0.75%	0.75%[5]
Net investment income	3.10%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$488	$108	$44
Portfolio turnover	234%	236%	700%

Class P

	Years ended June 30,				Year ended September 30,
				Nine months ended
	2019	2018	2017	June 30, 2016[6]	2015	2014
Net asset value, beginning of period	$14.41	$14.94	$15.14	$14.98	$15.99	$15.89
Net investment income[2]	0.49	0.49	0.37	0.36	0.64	0.60
Net realized and unrealized gain (loss)	0.64	(0.63)	(0.18)	0.13	(0.96)	0.44
Net increase (decrease) from operations	1.13	(0.14)	0.19	0.49	(0.32)	1.04
Dividends from net investment income	(0.44)	(0.39)	(0.39)	(0.33)	(0.64)	(0.62)
Distributions from net realized gains	—	—	—	—	(0.05)	(0.32)
Return of capital	—	—	(0.00)[3]	—	—	—
Total dividends and distributions	(0.44)	(0.39)	(0.39)	(0.33)	(0.69)	(0.94)
Net asset value, end of period	$15.10	$14.41	$14.94	$15.14	$14.98	$15.99
Total investment return[4]	7.95%	(0.88)%	1.32%	3.33%	(2.05)%	6.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%[7]	1.30%	1.29%	1.21%[5]	0.75%	0.83%
Expenses after fee waivers and/or expense reimbursements	0.50%[7]	0.50%	0.50%	1.16%[5]	0.75%	0.83%
Net investment income	3.35%	3.29%	2.45%	3.22%[5]	4.04%	3.76%
Supplemental data:
Net assets, end of period (000's)	$38,949	$41,245	$49,919	$126,922	$131,473	$140,338
Portfolio turnover	234%	236%	700%	251%	26%	44%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

7  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing seperate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has ten Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, UBS Municipal Bond Fund, and the UBS Sustainable Development Bank Bond Fund which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of UBS Emerging Markets Equity Opportunity Fund, which currently offers Class P2 shares only. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

Prior to July 12, 2018, the Funds offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., each Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Fund and the automatic conversion of Class C shares of each Fund into Class A shares of the same Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Funds ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Fund were automatically converted into Class A shares of the same Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for UBS Municipal Bond Fund and UBS Total Return Bond Fund, and 0.75% of average net assets for all other Funds) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. Class C shares converted into Class A shares as a tax-free event for federal income tax purposes.

The UBS Funds

Notes to financial statements

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for those annual periods, and interim periods within those annual periods, that begin after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return

The UBS Funds

Notes to financial statements

of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows—(1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day

The UBS Funds

Notes to financial statements

before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

The UBS Funds

Notes to financial statements

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Treasury Inflation Protected Securities: The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published

The UBS Funds

Notes to financial statements

Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time.

The UBS Funds

Notes to financial statements

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended June 30, 2019, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

The UBS Funds

Notes to financial statements

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At June 30, 2019, UBS Total Return Bond Fund had maximum payout amounts of approximately $4,000,000 relating to written put option contracts.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

The UBS Funds

Notes to financial statements

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to

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Notes to financial statements

the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction

The UBS Funds

Notes to financial statements

exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Funds' Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2019, except forward foreign currency contracts for UBS Total Return Bond Fund for which the volume during the period was higher than at period ended.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2019 is reflected in the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements

At June 30, 2019, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Swaptions purchased	$—	$—	$143	$—	$143
Futures contracts	28,875	—	—	228,421	257,296
Swap agreements	—	—	201,443	—	201,443
Forward foreign currency contracts	—	475,126	—	—	475,126
Total value	$28,875	$475,126	$201,586	$228,421	$934,008

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Futures contracts	$(160,077)	$—	$—	$(132,271)	$(292,348)
Swap agreements	—	—	(393,077)	—	(393,077)
Forward foreign currency contracts	—	(320,640)	—	—	(320,640)
Total value	$(160,077)	$(320,640)	$(393,077)	$(132,271)	$(1,006,065)

During the year ended June 30, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[3]
Futures	$(725,732)	$—	$—	$(2,763,711)	$(3,489,443)
Swap agreements	—	—	(137,551)	—	(137,551)
Forward foreign currency contracts	—	2,796,584	—	—	2,796,584
Total net realized gain (loss)	$(725,732)	$2,796,584	$(137,551)	$(2,763,711)	$(830,410)
Net change in unrealized appreciation (depreciation)[4]
Swaptions purchased	$—	$—	$(3,757)	$—	$(3,757)
Futures	10,017	—	—	1,142,604	1,152,621
Swap agreements	—	—	(172,395)	—	(172,395)
Forward foreign currency contracts	—	(2,059,702)	—	—	(2,059,702)
Net change in appreciation (depreciation)	$10,017	$(2,059,702)	$(176,152)	$1,142,604	$(1,083,233)

Table footnotes begin on page 149

The UBS Funds

Notes to financial statements

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Option purchased	$—	$—	$—	$198,800	$198,800
Futures contracts	786,931	—	—	732,468	1,519,399
Swap agreements	—	—	655,191	—	655,191
Forward foreign currency contracts	—	328,988	—	—	328,988
Total value	$786,931	$328,988	$655,191	$931,268	$2,702,378

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Futures contracts	$(572,553)	$—	$—	$(464,564)	$(1,037,117)
Swap agreements	—	—	(442,896)	—	(442,896)
Forward foreign currency contracts	—	(543,308)	—	—	(543,308)
Total value	$(572,553)	$(543,308)	$(442,896)	$(464,564)	$(2,023,321)

During the period ended June 30, 2019 net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[3]
Futures contracts	$1,525,942	$—	$—	$(2,941,320)	$(1,415,378)
Swap agreements	—	—	522,749	—	522,749
Forward foreign currency contracts	—	2,226,773	—	—	2,226,773
Total net realized gain (loss)	$1,525,942	$2,226,773	$522,749	$(2,941,320)	$1,334,144
Net change in unrealized appreciation (depreciation)[4]
Option purchased	$—	$—	$—	$501,255	$501,255
Futures contracts	(665,393)	—	—	813,941	148,548
Swap agreements	—	—	779,220	—	779,220
Forward foreign currency contracts	—	(926,969)	—	—	(926,969)
Net change in appreciation (depreciation)	$(665,393)	$(926,969)	$779,220	$1,315,196	$502,054

During the period ended June 30, 2019 net realized loss from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Engage For Impact Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(334)	$—	$—	$(334)

Table footnotes begin on page 149

The UBS Funds

Notes to financial statements

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Swaptions purchased	$—	$—	$980	$—	$980
Futures contracts	185,393	—	—	—	185,393
Total value	$185,393	$—	$980	$—	$186,373

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Swaptions written	$—	$—	$(53,313)	$—	$(53,313)
Futures contracts	(18,616)	—	—	—	(18,616)
Swap agreements	—	—	(137)	—	(137)
Forward foreign currency contracts	—	(13,679)	—	—	(13,679)
Total value	$(18,616)	$(13,679)	$(53,450)	$—	$(18,745)

During the period ended June 30, 2019 net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Net realized gain (loss)[3]
Swaptions purchased	$—	$—	$(18,965)	$—	$(18,965)
Swaptions written	—	—	11,919	—	11,919
Futures contracts	86,772	—	—	—	86,772
Swap agreements	—	—	(66,095)	—	(66,095)
Forward foreign currency contracts	—	44,533	—	—	44,533
Total net realized gain (loss)	$86,772	$44,533	$(73,141)	$—	$58,164
Net change in unrealized appreciation (depreciation)[4]
Swaptions purchased	$—	$3,905	$(4,500)	$—	$(595)
Swaptions written	—	—	(52,140)	—	(52,140)
Futures contracts	130,103	—	—	—	130,103
Swap agreements	—	—	(18,267)	—	(18,267)
Forward foreign currency contracts	—	(30,082)	—	—	(30,082)
Net change in appreciation (depreciation)	$130,103	$(26,177)	$(74,907)	$—	$29,019

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation

The UBS Funds

Notes to financial statements

of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At June 30, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Swaptions purchased	$143	$—
Futures contracts[1]	257,296	(292,348)
Swap agreements[1]	201,443	(393,077)
Forward foreign currency contracts	475,126	(320,640)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	$934,008	$(1,006,065)
Derivatives not subject to MNA or similar agreements	(458,114)	685,425
Total gross amount of assets and liabilities subject to MNA or similar agreements	$475,894	$(320,640)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the year end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$145,709	$—	$—	$145,709
BOA	143	—	—	143
CITI	23,541	(7,494)	—	16,047
GSI	7,839	(7,839)	—	—
HSBC	36,327	—	—	36,327
JPMCB	625	—	—	625
MSCI	533	—	—	533
SSC	261,177	(257,385)	—	3,792
Total	$475,894	$(272,718)	$—	$203,176

Table footnotes begin on page 152

The UBS Funds

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(7,494)	$7,494	$—	$—
GSI	(55,761)	7,839	—	(47,922)
SSC	(257,385)	257,385	—	—
Total	$(320,640)	$272,718	$—	$(47,922)

Table footnotes begin on page xxx

At June 30, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Options purchased	$198,800	$—
Futures contracts[1]	1,519,399	(1,037,117)
Swap agreements[1]	655,191	(442,896)
Forward foreign currency contracts	328,988	(543,308)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	$2,702,378	$2,023,321
Derivatives not subject to MNA or similar agreements	(2,373,390)	1,480,013
Total gross amount of assets and liabilities subject to MNA or similar agreements	$328,988	$(543,308)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$27,925	$—	$—	$27,925
BOA	38,565	—	—	38,565
HSBC	2,608	—	—	2,608
SSC	259,890	(159,856)	—	100,034
Total	$328,988	$(159,856)	$—	$169,132
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(197,348)	$—	$—	$(197,348)
JPMCB	(186,104)	—	—	(186,104)
SSC	(159,856)	159,856	—	—
Total	$(543,308)	$159,856	$—	$(383,452)

Table footnotes begin on page 152

The UBS Funds

Notes to financial statements

At June 30, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$980	$—
Options and swaptions written	—	(53,313)
Futures contracts[1]	185,393	(18,616)
Swap agreements[1]	—	(137)
Forward foreign currency contracts	—	(13,679)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	$186,373	$85,745
Derivatives not subject to MNA or similar agreements	(185,393)	71,929
Total gross amount of assets and liabilities subject to MNA or similar agreements	$980	$(13,816)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the year end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$980	$—	$—	$980
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(103)	$—	$—	$(103)
CITI	(12,683)	—	—	(12,683)
GS	(34)	—	—	(34)
MSCI	(996)	—	—	(996)
Total	$(13,816)	$—	$—	$(13,816)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The UBS Funds

Notes to financial statements

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $750 mm	$750 mm to $1.0 billion	$1.0 billion and over
UBS Emerging Markets Equity Opportunity Fund	0.900%	0.875%	0.850%	0.825%	0.750%
UBS Sustainable Development Bank Bond Fund	0.150	0.145	0.140	0.135	0.130
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Sustainable Equity Fund	0.700	0.650	0.600	0.575	0.550

Fund	All assets
UBS Engage For Impact Fund	0.750%
UBS Municipal Bond Fund	0.400
UBS Total Return Bond Fund	0.500

For UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 29, 2019. The fee waiver and/or expense reimbursement for UBS International

The UBS Funds

Notes to financial statements

Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended June 30, 2019 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	1.10%	—	$(699)	$529,259	$(376,310)	$—
UBS Global Allocation Fund	1.20	0.95	—	113,276	2,242,176	(507,246)	—
UBS Emerging Markets Equity Opportunity Fund	—	1.15	0.40%	146,655	1,087,847	(1,190,099)	—
UBS Engage For Impact Fund	—	0.85	—	(39,517)	58,851	(237,224)	—
UBS International Sustainable Equity Fund	1.25	1.00	—	92,692	981,020	(317,247)	—
UBS U.S. Small Cap Growth Fund	1.24	0.99	—	36,057	1,011,284	(370,472)	—
UBS U.S. Sustainable Equity Fund	0.95	0.70	—	(11,285)	202,318	(335,456)	—
UBS Municipal Bond Fund	0.65	0.40	—	9,749	432,711	(444,858)	—
UBS Sustainable Development Bank Bond Fund	—	0.25	—	(58,762)	18,658	(241,710)	—
UBS Total Return Bond Fund	0.75	0.50	—	12,363	196,360	(374,150)	—

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended June 30, 2019 are subject to repayment through June 30, 2022.

UBS Emerging Markets Equity Opportunity Fund Class P2 will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total expense ratio to exceed the contractual limit as then may be in effect for the class. The expenses reimbursed for the period ended June 30, 2019 are subject to repayment through June 30, 2022.

At June 30, 2019, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2020	Expires June 30, 2021	Expires June 30, 2022
UBS Dynamic Alpha Fund—Class A	$427,149	$78,717	$131,826	$216,606
UBS Dynamic Alpha Fund—Class P	575,154	197,801	217,649	159,704
UBS Global Allocation Fund—Class A	992,075	244,083	350,483	397,509
UBS Global Allocation Fund—Class P	340,185	100,857	129,591	109,737
UBS Emerging Markets Equity Opportunity Fund—Class P	2,946	—	—	2,946[1]
UBS Emerging Markets Equity Opportunity Fund—Class P2	178,611	—	68,961	109,650
UBS Engage For Impact Fund—Class P	237,224	—	—	237,224[2]
UBS U.S. Small Cap Growth Fund—Class A	287,544	92,631	111,537	83,376
UBS U.S. Small Cap Growth Fund—Class P	847,613	289,826	270,691	287,096
UBS U.S. Sustainable Equity Fund—Class A	371,078	112,035	125,718	133,325
UBS U.S. Sustainable Equity Fund—Class P	560,104	171,679	189,607	198,818
UBS Municipal Bond Fund—Class A	179,545	78,706	50,025	50,814
UBS Municipal Bond Fund—Class P	1,170,597	356,454	420,099	394,044
UBS Sustainable Development Bank Bond Fund—Class P	241,710	—	—	241,710[2]

The UBS Funds

Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2020	Expires June 30, 2021	Expires June 30, 2022
UBS Total Return Bond Fund—Class A	$3,503	$193[3]	$278	$3,032
UBS Total Return Bond Fund—Class P	1,282,093	543,959	367,169	370,965

1  For the period from February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period from October 24, 2018 (commencement of operations) through June 30, 2019.

3  For the period from September 29, 2016 (commencement of operations) through June 30, 2017.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended June 30, 2019, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$3,070	$46,699
UBS Global Allocation Fund	16,320	210,204
UBS Emerging Markets Equity Opportunity Fund	5,979	90,654
UBS Engage For Impact Fund	934	5,885
UBS International Sustainable Equity Fund	9,287	91,971
UBS U.S. Small Cap Growth Fund	7,206	89,231
UBS U.S. Sustainable Equity Fund	1,820	21,677
UBS Municipal Bond Fund	6,249	81,133
UBS Sustainable Development Bank Bond Fund	1,522	9,329
UBS Total Return Bond Fund	2,422	29,454

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2019 have been included near the end of each Fund's Portfolio of investments.

During the period ended June 30, 2019, UBS Global Allocation Fund received proceeds from affiliated funds that were previously liquidated in the amount of $263,116. The Fund recorded the gain once it was reasonably certain of both the amount and nature of the gain. This amount is disclosed in the Statement of operations as realized gain on Investment in affiliated issuers. This gain related to class action payments received by the previously liquidated funds. Gains of this type are infrequent to the Fund and are not expected to reoccur. If this gain had not occurred, the Fund's performance would have been lower than reported.

During the period ended June 30, 2019, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Global Allocation Fund	$403
UBS Emerging Markets Equity Opportunity Fund	17,941
UBS Engage For Impact Fund	93
UBS International Sustainable Equity Fund	1,264

The UBS Funds

Notes to financial statements

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C1
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS International Sustainable Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00
UBS U.S. Sustainable Equity Fund	0.25	1.00
UBS Municipal Bond Fund	0.25	0.75
UBS Total Return Bond Fund	0.25	0.75

1  Effective July 12, 2018, the distribution fees for Class C were terminated and on October 12, 2018, Class C shares of each Fund were automatically converted into Class A shares of the same Fund.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At June 30, 2019, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended June 30, 2019, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$6,215	$691
UBS Dynamic Alpha Fund—Class C	(19,288)	—
UBS Global Allocation Fund—Class A	42,247	7,598
UBS Global Allocation Fund—Class C	(147,586)	—
UBS International Sustainable Equity Fund—Class A	(996)	5,437
UBS International Sustainable Equity Fund—Class C	(4,135)	—
UBS U.S. Small Cap Growth Fund—Class A	5,021	7,538
UBS U.S. Small Cap Growth Fund—Class C	(6,600)	—
UBS U.S. Sustainable Equity Fund—Class A	5,341	15,027
UBS U.S. Sustainable Equity Fund—Class C	(6,103)	—
UBS Municipal Bond Fund—Class A	2,553	1,743
UBS Municipal Bond Fund—Class C	(8,110)	29
UBS Total Return Bond Fund—Class A	88	1,261
UBS Total Return Bond Fund—Class C	(63)	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

The UBS Funds

Notes to financial statements

For the year ended June 30, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$26,749
UBS Global Allocation Fund	82,737
UBS Emerging Markets Equity Opportunity Fund	15,208
UBS Engage For Impact Fund	1,574
UBS International Sustainable Equity Fund	9,701
UBS U.S. Small Cap Growth Fund	5,385
UBS U.S. Sustainable Equity Fund	2,706
UBS Municipal Bond Fund	12,957
UBS Sustainable Development Bank Bond Fund	1,631
UBS Total Return Bond Fund	1,084

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in each Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Funds' lending agent.

At June 30, 2019, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Funds	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
UBS Dynamic Alpha Fund	$2,427,584	$2,479,035	$—	$2,479,035
UBS Global Allocation Fund	18,262,927	16,152,725	2,589,687	18,742,412	US Treasury Notes and US Treasury Bills
UBS Engage For Impact Fund	880,093	389,351	514,660	904,011	US Treasury Notes and US Treasury Bills
UBS International Sustainable Equity Fund	3,495,756	970,516	2,697,464	3,667,980	US Treasury Notes and US Treasury Bills
UBS U.S. Small Cap Growth Fund	28,465,027	11,278,586	17,498,210	28,776,796	US Treasury Notes and US Treasury Bills
UBS U.S. Sustainable Equity Fund	2,273,083	1,211,056	1,121,279	2,332,335	US Treasury Notes and US Treasury Bills
UBS Sustainable Development Bank Bond Fund	5,035	5,138	—	5,138
UBS Total Return Bond Fund	848,490	596,493	267,680	864,173	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements

The table below represents the disaggregation at June 30, 2019 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$2,210,875	$268,160	$2,479,035
UBS Global Allocation Fund	16,152,725	—	16,152,725
UBS Engage For Impact Fund	389,351	—	389,351
UBS International Sustainable Equity Fund	970,516	—	970,516
UBS U.S. Small Cap Growth Fund	11,278,586	—	11,278,586
UBS U.S. Sustainable Equity Fund	1,211,056	—	1,211,056
UBS Sustainable Development Bank Bond Fund	—	5,138	5,138
UBS Total Return Bond Fund	94,500	501,993	596,493

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The Funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2019, the following Portfolios had borrowings as follows:

Fund	Average daily amount of borrowing outstandng	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Global Allocation Fund	$603,265	1	$58	3.470%
UBS Municipal Bond Fund	899,556	2	172	3.445

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2019, the following Funds

The UBS Funds

Notes to financial statements

recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$2,988
UBS U.S. Small Cap Growth Fund	7,190
UBS U.S. Sustainable Equity Fund	2,532

Purchases and sales of securities

For the year ended June 30, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS Dynamic Alpha Fund	$10,274,757	$24,001,274
UBS Global Allocation Fund	73,395,670	112,199,582
UBS Emerging Markets Equity Opportunity Fund	194,745,637	62,414,357
UBS Engage For Impact Fund*	22,041,134	7,284,035
UBS International Sustainable Equity Fund	139,476,370	66,511,014
UBS U.S. Small Cap Growth Fund	62,472,229	64,556,183
UBS U.S. Sustainable Equity Fund	29,274,583	31,098,914
UBS Municipal Bond Fund	32,644,395	55,945,974
UBS Sustainable Development Bank Bond Fund*	27,217,986	3,516,432
UBS Total Return Bond Fund	90,246,928	92,587,952

*  Commenced operations on October 24, 2018.

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended June 30, 2019 were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,153	$125,896	29	$172	404,851	$2,607,995
Shares repurchased	(1,934,583)	(12,135,248)	(174,078)	(1,023,720)	(2,172,989)	(14,016,356)
Shares converted	1,721,672	10,812,100	(1,867,375)	(10,812,100)	—	—
Dividends reinvested	43,541	263,858	—	—	47,271	293,081
Net decrease	(149,217)	$(933,394)	(2,041,424)	$(11,835,648)	(1,720,867)	$(11,115,280)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	108,452	$1,292,971	368	$4,343	419,109	$5,147,368
Shares repurchased	(3,249,998)	(38,813,492)	(324,397)	(3,850,001)	(1,112,447)	(13,658,504)
Shares converted	6,588,259	77,543,804	(6,778,305)	(77,543,804)	—	—
Net increase (decrease)	3,446,713	$40,023,283	(7,102,334)	$(81,389,462)	(693,338)	$(8,511,136)

The UBS Funds

Notes to financial statements

UBS Emerging Markets Equity Opportunity Fund

	Class P*		Class P2
	Shares	Amount	Shares	Amount
Shares sold	4,221,277	$38,256,377	15,065,841	$133,027,860
Shares repurchased	(76,070)	(681,755)	(5,035,235)	(42,791,700)
Dividends reinvested	—	—	14,186	113,629
Net increase	4,145,207	$37,574,622	10,044,792	$90,349,789

*  Commenced of operations on February 1, 2019.

UBS Engage For Impact Fund*

	Class P
	Shares	Amount
Shares sold	2,176,480	$22,129,964
Shares repurchased	(705,330)	(7,202,590)
Dividends reinvested	694	6,441
Net increase	1,471,844	$14,933,815

*  Commencement of operations on October 24, 2018.

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	167,229	$1,624,563	68	$677	11,068,863	$106,561,200
Shares repurchased	(269,997)	(2,566,549)	(25,910)	(263,350)	(3,084,176)	(29,318,977)
Shares converted	272,608	2,633,394	(280,447)	(2,633,394)	—	—
Dividends reinvested	16,761	146,495	—	—	186,593	1,632,689
Net increase (decrease)	186,601	$1,837,903	(306,289)	$(2,896,067)	8,171,280	$78,874,912

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	186,595	$3,578,194	64	$1,074	1,267,640	$27,981,446
Shares repurchased	(407,588)	(7,967,661)	(41,635)	(737,695)	(1,228,062)	(23,232,951)
Shares converted	141,492	2,835,493	(179,348)	(2,835,493)	—	—
Dividends reinvested	141,687	2,146,557	—	—	498,552	8,450,452
Net increase (decrease)	62,186	$592,583	(220,919)	$(3,572,114)	538,130	$13,198,947

UBS U.S. Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,808	$551,173	339	$11,498	59,731	$2,010,967
Shares repurchased	(43,383)	(1,482,939)	(4,908)	(166,563)	(65,994)	(2,273,065)
Shares converted	45,803	1,535,325	(48,129)	(1,535,325)	—	—
Dividends reinvested	3,335	98,945	—	—	6,157	183,215
Net increase (decrease)	21,563	$702,504	(52,698)	$(1,690,390)	(106)	$(78,883)

The UBS Funds

Notes to financial statements

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	136,575	$1,376,134	—	$—	2,448,797	$24,987,560
Shares repurchased	(317,027)	(3,229,687)	(42,023)	(423,297)	(4,816,504)	(48,768,179)
Shares converted	438,383	4,361,912	(439,266)	(4,361,912)	—	—
Dividends reinvested	17,389	177,830	1,430	14,361	139,978	1,427,353
Net increase (decrease)	275,320	$2,686,189	(479,859)	$(4,770,848)	(2,227,729)	$(22,353,266)

UBS Sustainable Development Bank Bond Fund*

	Class P
	Shares	Amount
Shares sold	3,528,985	$35,672,488
Shares repurchased	(1,172,191)	(11,831,843)
Dividends reinvested	29,494	303,684
Net increase	2,386,288	$24,144,329

*  Commencement of operations on October 24, 2018.

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,189	$288,872	—	$—	16,980	$243,930
Shares repurchased	(156)	(2,227)	—	—	(362,773)	(5,238,705)
Shares converted	4,382	62,527	(4,388)	(62,527)	—	—
Dividends reinvested	460	6,668	30	444	63,494	918,522
Net increase (decrease)	24,875	$355,840	(4,358)	$(62,083)	(282,299)	$(4,076,253)

For the period ended June 30, 2018, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,316	$204,659	9,602	$58,365	442,351	$2,955,988
Shares repurchased	(1,904,131)	(12,419,160)	(846,800)	(5,135,444)	(10,476,773)	(70,241,614)
Net decrease	(1,872,815)	$(12,214,501)	(837,198)	$(5,077,079)	(10,034,422)	$(67,285,626)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	289,406	$3,564,575	28,848	$341,578	409,046	$5,029,324
Shares repurchased	(2,359,162)	(28,667,203)	(1,571,007)	(18,660,574)	(1,007,646)	(12,508,312)
Dividends reinvested	179,487	2,178,965	46,140	547,419	81,201	1,006,085
Net decrease	(1,890,269)	$(22,923,663)	(1,496,019)	$(17,771,577)	(517,399)	$(6,472,903)

The UBS Funds

Notes to financial statements

UBS Emerging Markets Equity Opportunity Fund*

	Class P2
	Shares	Amount
Shares sold	10,035,301	$94,963,376
Shares repurchased	(2,851)	(26,410)
Net increase	10,032,450	$94,936,966

*  Commencement of operations on June 4, 2018.

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	196,951	$2,054,040	102,906	$1,044,928	4,773,953	$50,967,066
Shares repurchased	(1,064,788)	(10,673,023)	(16,388)	(170,155)	(460,563)	(4,898,577)
Dividends reinvested	6,904	73,043	1,637	16,928	37,265	395,005
Net increase (decrease)	(860,933)	$(8,545,940)	88,155	$891,701	4,350,655	$46,463,494

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	290,435	$5,750,755	14,650	$247,378	557,112	$12,279,415
Shares repurchased	(595,980)	(11,835,852)	(88,717)	(1,456,115)	(786,334)	(17,089,357)
Dividends reinvested	291,339	5,232,441	65,635	934,650	803,594	15,911,159
Net increase (decrease)	(14,206)	$(852,656)	(8,432)	$(274,087)	574,372	$11,101,217

UBS U.S. Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,561	$523,438	7,139	$232,242	29,771	$994,129
Shares repurchased	(89,463)	(2,989,898)	(21,726)	(698,276)	(70,821)	(2,388,437)
Dividends reinvested	1,343	44,336	—	—	3,057	101,176
Net decrease	(72,559)	$(2,422,124)	(14,587)	$(466,034)	(37,993)	$(1,293,132)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	87,495	$891,300	43,409	$445,022	3,312,184	$33,748,266
Shares repurchased	(1,225,823)	(12,579,549)	(137,287)	(1,392,979)	(2,764,240)	(28,033,046)
Dividends reinvested	15,594	158,836	4,802	48,795	161,035	1,635,604
Net increase (decrease)	(1,122,734)	$(11,529,413)	(89,076)	$(899,162)	708,979	$7,350,824

The UBS Funds

Notes to financial statements

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,147	$118,949	3,138	$46,135	710	$10,588
Shares repurchased	(3,666)	(54,433)	(1,738)	(26,088)	(542,478)	(8,047,420)
Dividends reinvested	65	950	56	815	63,417	937,087
Net increase (decrease)	4,546	$65,466	1,456	$20,862	(478,351)	$(7,099,745)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2019 and June 30, 2018 were as follows:

	2019
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$—	$616,241	$—	$616,241
UBS Global Allocation Fund	—	—	—	—
UBS Emerging Markets Equity Opportunity Fund	—	522,535	—	522,535
UBS Engage For Impact Fund	—	6,444	—	6,444
UBS International Sustainable Equity Fund	—	843,254	1,032,298	1,875,552
UBS U.S. Small Cap Growth Fund	—	3,772,850	7,387,637	11,160,487
UBS U.S. Sustainable Equity Fund	—	302,357	—	302,357
UBS Municipal Bond Fund	2,147,143	10,994	—	2,158,137
UBS Sustainable Development Bank Bond Fund	—	331,507	—	331,507
UBS Total Return Bond Fund	—	1,192,656	—	1,192,656
	2018
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term capital gains	Total distributions paid
UBS Global Allocation Fund	$—	$4,090,862	$—	$4,090,862
UBS International Sustainable Equity Fund	—	515,646	—	515,646
UBS U.S. Small Cap Growth Fund	—	2,899,291	20,871,646	23,770,937
UBS U.S. Sustainable Equity Fund	—	153,050	—	153,050
UBS Municipal Bond Fund	2,305,211	887	—	2,306,098
UBS Total Return Bond Fund	—	1,216,036	—	1,216,036

The UBS Funds

Notes to financial statements

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2019 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Dynamic Alpha Fund	$58,493,304	$1,594,605	$(13,350,253)	$(11,755,648)
UBS Global Allocation Fund	263,928,914	21,678,866	(10,113,777)	11,565,089
UBS Emerging Markets Equity Opportunity Fund	215,931,557	9,423,754	(4,436,722)	4,987,032
UBS Engage For Impact Fund	16,059,205	1,053,612	(525,849)	527,763
UBS International Sustainable Equity Fund	152,496,400	10,984,902	(7,601,208)	3,383,694
UBS U.S. Small Cap Growth Fund	106,603,701	35,082,062	(7,407,660)	27,674,402
UBS U.S. Sustainable Equity Fund	31,289,986	1,943,522	(1,044,777)	898,745
UBS Municipal Bond Fund	99,843,767	3,913,642	—	3,913,642
UBS Sustainable Development Bank Bond Fund	23,993,533	1,021,699	(2,894)	1,018,805
UBS Total Return Bond Fund	39,202,874	1,096,382	(149,939)	946,443

The difference between book and tax basis appreciation (depreciation) on investment is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives and mark-to-market of passive foreign investment companies.

At June 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
UBS Dynamic Alpha Fund	$—	$108,140	$—	$(30,672,682)	$(11,719,556)	$—	$(42,284,098)
UBS Global Allocation Fund	—	7,141,671	10,422,893	(234,216)	11,541,648	—	28,871,996
UBS Emerging Markets Equity Opportunity Fund	—	1,976,892	—	(4,405,977)	4,998,072	(24,466)	2,544,521
UBS Engage For Impact Fund	—	471,732	—	—	528,476	(16,294)	983,914
UBS International Sustainable Equity Fund	—	2,945,066	—	(3,643,627)	3,383,794	—	2,685,233
UBS U.S. Small Cap Growth Fund	—	241,373	4,610,292	—	27,674,402	—	32,526,067
UBS U.S. Sustainable Equity Fund	—	1,318,956	208,496	—	898,745	—	2,426,197
UBS Municipal Bond Fund	4,709	—	—	(972,033)	3,913,642	(34,005)	2,912,313
UBS Sustainable Development Bank Bond Fund	—	80,969	—	—	1,018,805	(8,825)	1,090,949
UBS Total Return Bond Fund	—	—	—	(3,630,323)	951,158	—	(2,679,165)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The UBS Funds

Notes to financial statements

At June 30, 2019, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$18,010,629	$12,660,174	$30,670,803
UBS Emerging Markets Equity Opportunity Fund	4,354,586	51,391	4,405,977
UBS Municipal Bond Fund	880,092	91,941	972,033
UBS Total Return Bond Fund	2,326,577	1,242,293	3,568,870

During the fiscal year ended June 30, 2019, the following Funds had capital loss carryforwards expire un-utilized:

Fund	Capital loss carryforwards expired
UBS Dynamic Alpha Fund	$46,428,719

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the fiscal year ended June 30, 2019, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS International Sustainable Equity Fund	$—	$2,867,499	$776,128
UBS Total Return Bond Fund	58,006	—	—

At June 30, 2019, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Distributable earnings (losses)	Beneficial interest
UBS Dynamic Alpha Fund	$46,428,719	$(46,428,719)
UBS Global Allocation Fund	8,470,961	(8,470,961)

These differences are primarily due to the tax treatment of expiration of capital loss carryforwards and partnership adjustments.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2019, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2019, the Funds did not incur any interest or penalties.

The UBS Funds

Notes to financial statements

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2019 or since inception in the case of UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, and UBS Sustainable Development Bank Bond Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of The UBS Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The UBS Funds (the "Trust"), (comprising UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund and UBS Total Return Bond Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of June 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The UBS Funds at June 30, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising The UBS Funds	Statement of operations	Statement of changes in net assets	Financial highlights
UBS Dynamic Alpha Fund UBS Global Allocation Fund UBS International Sustainable Equity Fund UBS U.S. Small Cap Growth Fund UBS U.S. Sustainable Equity Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the five years in the period ended June 30, 2019
UBS Municipal Bond Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the four years in the period ended June 30, 2019 and the period from November 10, 2014 (commencement of operations) through June 30, 2015
UBS Total Return Bond Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the three years in the period ended June 30, 2019, the nine months ended June 30, 2016 and each of the two years in the period ended September 30, 2015
UBS Emerging Markets Equity Opportunity Fund	For the year ended June 30, 2019	For the year ended June 30, 2019 and the period from June 4, 2018 (commencement of operations) through June 30, 2018
UBS Engage For Impact Fund UBS Sustainable Development Bank Bond Fund	For the period from October 24, 2018 (commencement of operations) through June 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent

The UBS Funds

Report of independent registered public accounting firm (concluded)

with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
August 29, 2019

The UBS Funds

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gain	Foreign tax credit
UBS Emerging Markets Equity Opportunity Fund	$—	$—	$447,020
UBS Engage For Impact Fund	1,225	—	14,910
UBS International Sustainable Equity Fund	—	1,032,298	333,889
UBS U.S. Small Cap Growth Fund	360,137	7,387,637	—
UBS U.S. Sustainable Equity Fund	206,557	—	—
UBS Total Return Bond Fund	3,921	—	—

Also, for the fiscal year ended June 30, 2019, the foreign source income for information reporting purposes for UBS Emerging Markets Equity Opportunity Fund was $3,651,054, for UBS Engage For Impact Fund was $201,791 and for UBS International Sustainable Equity Fund was $3,407,378.

For the taxable year ended June 30, 2019, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund	Maximum amount considered qualified dividend income
UBS Emerging Markets Equity Opportunity Fund	$207,282
UBS Engage For Impact Fund	8,977
UBS International Sustainable Equity Fund	996,374
UBS U.S. Small Cap Growth Fund	360,137
UBS U.S. Sustainable Equity Fund	210,804
UBS Total Return Bond Fund	3,936

Shareholders should not use the above information to prepare their tax returns. Since the Funds' fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2019. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2020. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 6 and 7, 2019 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Total Return Bond Fund, UBS Municipal Bond Fund, and UBS Emerging Markets Equity Opportunity Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process on May 30, 2019 and June 6, 2019 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Asset Management (US) Inc. ("UBS AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The Board noted

The UBS Funds

Board approval of investment advisory agreements (unaudited) (continued)

management's continuing endeavors and expenditures to address areas of heightened concern in the mutual fund industry, such as liquidity risk management. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that the UBS Municipal Bond Fund had appeared in the top performance quintile for the one-year performance period ended February 28, 2019. The Board also noted that the UBS U.S. Sustainable Equity Fund and UBS U.S. Small Cap Growth Fund appeared in the third performance quintile of its performance universe for the one-year period ended February 28, 2019, with the UBS U.S. Sustainable Equity Fund's annualized total return above the median of its performance universe and the UBS U.S. Small Cap Growth Fund's annualized total return below the median of its performance universe during such period.

At the Board's request, the Advisor further addressed the performance data for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS Emerging Markets Equity Opportunity Fund, and UBS Total Return Bond Fund, each of which had appeared in the fourth or fifth performance quintile for the one-year period (since inception period for UBS Emerging Markets Equity Opportunity Fund) ended February 28, 2019.

In discussing the performance of the UBS Dynamic Alpha Fund for the one-year performance period ended February 28, 2019, the Advisor explained that the main detractor from performance was asset allocation. The Advisor further explained that a preference for ex-US equities (both developed and emerging markets) over US equities, coupled with rising trade tensions between the US and China, certain European political developments, and slower global growth, had negatively impacted performance. The Advisor reported that the Fund's performance had improved for the year-to-date period through April 30, 2019. The Board noted that a new portfolio manager had begun managing the Fund in April 2018 and more time was needed to fully evaluate the performance of the Fund under the new portfolio manager. At the request of the Board, the Fund's new portfolio manager further presented to the Board on the Fund's strategy, performance, and outlook. Following the portfolio manager's presentation, the Board agreed that the Fund's performance should continue to be monitored.

In explaining the performance of the UBS Global Allocation Fund for the one-year performance period ended February 28, 2019, the Advisor explained that market allocation was the primary detractor from performance. The Advisor further explained certain specific relative-value trades during the reporting period that had negatively impacted the Fund. The Advisor also explained that security selection had detracted from performance. The Advisor noted that for the year-to-date period ended April 30, 2019, the UBS Global Allocation Fund's relative performance had improved. The Board also considered the Fund's more favorable longer-term performance, noting that the Fund appeared in the second performance quintile of its performance universe for the three-, five-, and ten-year periods ended February 28, 2019.

The Advisor next addressed the performance of the UBS International Sustainable Equity Fund. In discussing the performance of the UBS International Sustainable Equity Fund for the one-year performance period ended February 28, 2019, the Advisor explained that the sell-off in global equity markets during the fourth quarter of 2018 had negatively impacted the Fund as intrinsic value equity strategies tend to underperform in periods of risk-off sentiment. The Advisor explained that the Fund's performance had rebounded as markets stabilized, and reported that the

The UBS Funds

Board approval of investment advisory agreements (unaudited) (continued)

Fund ranked in the 9th percentile of the international multi-cap core universe and outperformed its benchmark by 159 (i.e., 1.59%) basis points during the year-to-date period ended April 30, 2019. The Board also considered the Fund's more favorable longer-term performance, noting that the Fund appeared in the second performance quintile of its performance universe for the three-year period ended February 28, 2019, and in the top performance quintile for the five- and ten-year periods ended February 28, 2019.

The Advisor next discussed the performance of the UBS Emerging Markets Equity Opportunity Fund for the since inception period ended February 28, 2019. The Advisor explained that security selection had been the main detractor from Fund performance, with sector allocation also detracting from relative performance. The Advisor reported that for the year-to-date period ended April 30, 2019, the Fund ranked in the 18th percentile of its performance universe and outperformed its benchmark by 417 (i.e., 4.17%) basis points. The Board noted that the Fund's inception date was June 4, 2018 and more time was needed to fully evaluate the Fund's performance.

The Advisor then addressed the performance of the UBS Total Return Bond Fund for the performance period ended February 28, 2019. The Advisor reported that the Fund's underperformance was largely attributable to the Fund's opportunistic exposures to certain emerging markets currencies and debt during a sell off period in such sector in the first half of 2018. The Advisor reported that the performance of the Fund had largely recovered, with the Fund ranking in the 33rd percentile of its performance universe and outperforming its benchmark during the year-to-date period ended April 30, 2019.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Broadridge Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund).

In examining the Broadridge Reports, and in reviewing comparative costs, it was noted that UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, and UBS Municipal Bond Fund had a contractual fee rate and actual total expenses lower than, or equal to, the Broadridge median of its respective expense group. The Board noted that UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, and UBS Total Return Bond Fund had a contractual fee rate higher than the Broadridge median in its respective Broadridge expense group. The Advisor noted, however, that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS International Sustainable Equity Fund, was lower than the Broadridge median of the Fund's respective Broadridge expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Broadridge median in its respective Broadridge expense group, except for the UBS International Sustainable Equity Fund.

The Advisor and the Board discussed the management fee and expenses of the UBS International Sustainable Equity Fund. The Advisor noted that the Fund's Class P actual total expenses ranked in the 55th percentile of its expense group and reflected a fee waiver from the Advisor. The Advisor expressed its belief that the Fund's current total expense ratio remains competitive.

The UBS Funds

Board approval of investment advisory agreements (unaudited) (concluded)

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for any changes in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except the UBS Total Return Bond Fund and UBS Municipal Bond Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the trustee or officer and other directorships held by such trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 61 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004

Ms. Cepeda is a managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, from 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.

Ms. Cepeda is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Abbie J. Smith; 66 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and also a member of the audit committee (since May 2017). Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Frank K. Reilly; 83 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is chairman of the audit committee for both banks.

J. Mikesell Thomas; 68 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the audit committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012-October 2015), a member of the audit committee (2012-October 2015) and chairman of the Investment and Finance Committees (2014-October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

The UBS Funds

Trustee and officer information (unaudited)

Officers

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 51	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Manangement (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region.") She is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 41	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 61	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively

Mr. Kemper is a managing director and Interim Head of Compliance and Operational Risk Control—Americas (2006 and June 2019, respectively) and previously had been general counsel of UBS AM—Americas region (from 2004 until June 2019). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 51	Vice President, Treasurer and Principal Accounting Officer	Since 2006 (Vice President) and Since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun; 40	President	Since September 2018

Mr. Lasun Is an executive director and head of fund development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and Institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as Investment advisor or manager.

William Lawlor**; 31	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 53	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino*; 59	Chief Compliance Officer	Since March 2018

Mr. Pluchino is an executive director with UBS Business Solutions US LLC and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders**; 53	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 34	Vice President and Assistant Secretary	Since June 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (since March 2019) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 58	Vice President and Secretary	Since 2004 (Vice President) and Since March 2019 (Secretary)

Mr. Weller is an executive director (since 2017) and deputy general counsel with UBS Business Solutions US LLC (since February 2019) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Each trustee holds office for an indefinite term. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds man- aged by UBS AM (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer serv- ice. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and proce- dural safeguards to protect Personal Information and to comply with applicable laws and regulations. The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes pro- visions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as oth- erwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S1197

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended June 30, 2019 and June 30, 2018, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $551,886 and $431,769, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2019 and June 30, 2018, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $26,046 and $17,316, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2018 and 2017 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2019 and June 30, 2018, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $61,487 and $53,186, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2019 and June 30, 2018, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to The UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and The UBS Funds, as well as with The UBS Funds’ investment advisor or any control affiliate of the investment advisor that provides ongoing services to The UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to The UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by The UBS Funds’ independent auditors to The UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with The UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to The UBS Funds when, without such pre-approval by the

Committee, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by The UBS Funds’  independent auditor to The UBS Funds investment advisor or any advisor affiliate that provides on-going services to The UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson.  All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after pre-approval.  The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor.  Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with U.S. Securities and Exchange Commission rules on auditor independence.

(e)          (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2019 and June 30, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2019 and June 30, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2019 and June 30, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2019 and June 30, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2019 and June 30, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2019 and June 30, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended June 30, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended June 30, 2019 and June 30, 2018, the aggregate fees billed by E&Y of $284,773 and $332,742, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2019	2018
Covered Services	$87,533	$70,502
Non-Covered Services	$197,240	$262,240

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of The UBS Funds at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(a)               (4) Change in the registrant’s independent public accountant – Not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 9, 2019

By:	/s/ Joanne M. Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 9, 2019